                                                                    Exhibit 10.1

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                             PARTICIPATION AGREEMENT

                           Dated as of April 26, 2000

                                      among

                                MARCHFIRST, INC.,
                    Lessee, Construction Agent and Guarantor

                 MARCHFIRST, INC. HEADQUARTERS TRUST NO. 2000-1
            WILMINGTON TRUST COMPANY, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee under the
  Trust Agreement dated as of the date hereof, between Owner Trustee and Lessor

                     THE PERSONS NAMED ON SCHEDULE I HERETO,
                             as Certificate Holders

                                  BANK ONE, NA,
                     and the various financial institutions
                party to the Loan Agreement from time to time as
                       the Tranche A and Tranche B Lenders

                                       and

                                  BANK ONE, NA,
                                      Agent

                            -------------------------

                    Synthetic Lease Financing of Headquarters

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                                                         Participation Agreement

                                Table of Contents

                                                                          Page
                                                                          ----

SECTION 1. DEFINITIONS; INTERPRETATION.......................................2

SECTION 2. DOCUMENTATION DATE; ACQUISITION DATE..............................3

   (a) Documentation Date....................................................3
   (b) Site Acquisition Date.................................................3

SECTION 3. FUNDING OF ADVANCES...............................................4

   (a) Certificate Holders' Commitment.......................................4
   (b) Lenders' Commitment...................................................4
   (c) Procedures for Advances...............................................4
   (d) Allocation of Advances................................................6

SECTION 4. YIELD; INTEREST; COMMITMENT FEES..................................6

   (a) Yield.................................................................6
   (b) Interest on Loans.....................................................7
   (c) Prepayments of Loans and Equity Amounts...............................7
   (d) Nonuse Fee; Other Fees................................................7
   (e) Interest and Yield Protection.........................................8
   (f) Notice of Yield and Interest.........................................10
   (g) Collateralized Margin................................................10

SECTION 5. CERTAIN INTENTIONS OF THE PARTIES; DISTRIBUTIONS.................11

   (a) Nature of Transaction................................................11
   (b) Amounts Due Under Master Lease.......................................12
   (c) Agreement to Pay Amounts Due With Respect to Tranche A Loans.........12
   (d) Distribution.........................................................12

SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE
PARTICIPANTS................................................................17

   (a) Representations and Warranties.......................................17
   (b) Additional Representations and Warranties............................17
   (c) Covenants of the Participants........................................18
   (d) Covenants of the Agent...............................................18
   (e) Covenants of the Certificate Holders.................................19

SECTION 7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF
WILMINGTON TRUST COMPANY AND OWNER TRUSTEE..................................19


                                                         Participation Agreement

   (a) Wilmington Trust Company Representations and Warranties..............19
   (b) Wilmington Trust Company Agreements..................................20
   (c) Owner Trustee and Trust Representations and Warranties...............21
   (d) Owner Trustee and Trust Agreements...................................23

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF LESSEE,
CONSTRUCTION AGENT AND GUARANTOR............................................23

   (a) General Representations and Warranties...............................23
   (b) Site Acquisition Date Representations and Warranties.................29
   (c) Funding Date Representations and Warranties..........................30
   (d) Agreements...........................................................34

SECTION 9. CONDITIONS PRECEDENT TO DOCUMENTATION DATE, SITE
ACQUISITION DATES AND ADVANCES..............................................40

   (a) Conditions Precedent to the Documentation Date.......................41
   (b) Conditions Precedent to each Advance.................................42
   (c) Further Conditions to each Site Acquisition Date.....................44
   (d) Conditions to Initial Construction Advance...........................47

SECTION 10. COMPLETION DATE CONDITIONS......................................48

   (a) Completion Date......................................................48
   (b) Reappraisal Upon Completion..........................................48

SECTION 11. TRANSFERS OF LENDERS INTERESTS..................................49

   (a) Permitted Assignments................................................49
   (b) Effect; Effective Date...............................................49
   (c) Rights of Transferees................................................49
   (d) Withholding Taxes; Disclosure of Information; Pledge Under
       Regulation A.........................................................50

SECTION 12. TRANSFERS OF CERTIFICATE HOLDERS INTEREST.......................50

   (a) Assignments..........................................................50
   (b) Rights of Transferees................................................51
   (c) Withholding Taxes; Disclosure of Information; Pledge Under
       Regulation A.........................................................51

SECTION 13. GENERAL TAX INDEMNITY...........................................52

   (a) Tax Indemnitee Defined...............................................52
   (b) Taxes Indemnified....................................................52
   (c) Taxes Excluded.......................................................53
   (d) Payments to the Lessee...............................................56
   (e) Procedures...........................................................57
   (f) Contest..............................................................57
   (g) Reports..............................................................59


                                                         Participation Agreement

   (h) Non-Parties..........................................................59
   (i) Survival.............................................................59
   (j) Construction Period..................................................59

SECTION 14. GENERAL INDEMNITY...............................................60

   (a) Indemnification......................................................60
   (b) Survival.............................................................62
   (c) Certain Exceptions...................................................62
   (d) Claims Procedure.....................................................63
   (e) Subrogation..........................................................63
   (f) Insured Claims.......................................................64
   (g) Waiver of Certain Claims.............................................64
   (h) Consent..............................................................64
   (i) Construction Period..................................................64

SECTION 15. TRANSACTION EXPENSES............................................64

   (a) Transaction Expenses.................................................65
   (b) Brokers' Fees and Stamp Taxes........................................65
   (c) Loan Agreement and Related Obligations...............................65

SECTION 16. CONSENT TO JURISDICTION.........................................65

SECTION 17. LIMITATIONS OF LIABILITY OF OWNER TRUSTEE.......................66

SECTION 18. LIMITATION OF LIABILITY OF CERTIFICATE HOLDERS..................66

SECTION 19. NOTICES.........................................................67

SECTION 20. SURVIVAL OF REPRESENTATIONS; BINDING EFFECT.....................67

SECTION 21. THE AGENT.......................................................67

   (a) Appointment; Nature of Relationship..................................67
   (b) Powers...............................................................68
   (c) General Immunity.....................................................68
   (d) No Responsibility for Recitals, etc..................................68
   (e) Action on Instructions of Participants...............................68
   (f) Employment of Agents and Counsel.....................................69
   (g) Reliance on Documents; Counsel.......................................69
   (h) Agent's Reimbursement and Indemnification............................69
   (i) Notice of Default....................................................69
   (j) Rights as a Participant..............................................70


                                                         Participation Agreement

   (k) Participant Credit Decision..........................................70
   (l) Successor Agent......................................................70
   (m) Agent's Fee..........................................................71
   (n) Delegation to Affiliates.............................................71
   (p) Collateral Releases..................................................71

SECTION 22. MISCELLANEOUS...................................................71

   (a) Counterpart Execution................................................71
   (b) Governing Law........................................................71
   (c) Amendments, Supplements, Waivers.....................................71
   (d) Headings.............................................................72
   (e) Business Day.........................................................72
   (f) Reproduction of Documents............................................73
   (g) Opinions.............................................................73
   (h) Survival of Agreements...............................................73
   (i) Enforcement..........................................................73
   (j) Preservation of Rights...............................................73
   (k) Entire Agreement.....................................................74

APPENDIX, SCHEDULES AND EXHIBITS

      APPENDIX A        Definitions and Interpretation
      APPENDIX B        Pricing Schedule

      SCHEDULE 1        Commitments of Participants
      SCHEDULE 2        Payment Instructions
      SCHEDULE 8(a)(8)  Taxes
      SCHEDULE 8(a)(22) Subsidiaries
      SCHEDULE 8(a)(24) Liens
      SCHEDULE 8(d)(9)  Existing Investments
      SCHEDULE 9(d)(1)  Construction Milestones

      EXHIBIT A         Form of Trust Agreement
      EXHIBIT B         Form of Master Lease
      EXHIBIT C         Form of Annual No Default Certificate
      EXHIBIT D-1       Form of Opinion of Internal Counsel of the Lessee
      EXHIBIT D-2       Form of Opinion of Special Counsel to the Lessee
      EXHIBIT E         Form of Opinion of Special Counsel to Wilmington Trust
                        Company and Owner Trustee
      EXHIBIT F         Form of Completion Certificate
      EXHIBIT G         Form of Lender Mortgage
      EXHIBIT H         Form of Funding Request
      EXHIBIT I         Form of Construction Certificate
      EXHIBIT J-1       Form of Assignment Agreement (Lender)
      EXHIBIT J-2       Form of Assignment Agreement (Certificate Holders)
      EXHIBIT K         Form of Compliance Certificate


                                                         Participation Agreement

      EXHIBIT L         Redevelopment Agreement and Recognition and Consent
                        Agreement
      EXHIBIT M         Investment in Blue Vector


                                                         Participation Agreement

                             PARTICIPATION AGREEMENT

      THIS PARTICIPATION AGREEMENT (this "Participation Agreement") dated as of April 26, 2000 is entered into by and among MARCHFIRST, INC., a Delaware corporation, as Lessee, Construction Agent and Guarantor (together with its permitted successors and assigns, in its capacity as Lessee, the "Lessee", in its capacity as Construction Agent, the "Construction Agent", and in its capacity as Guarantor, the "Guarantor"); WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as expressly provided herein, but solely as trustee under the Trust Agreement (in such capacity, together with its successors and permitted assigns under the Trust Agreement the "Owner Trustee"); MARCHFIRST, INC. HEADQUARTERS TRUST NO. 2000-1, a Delaware business trust (the "Lessor"); the Persons named on Schedule 1 hereto (together with their respective permitted successors, assigns and transferees), as owners of the beneficial interest in the Lessor ("Certificate Holders"); BANK ONE, NA (with its principal office in Chicago, Illinois) and various financial institutions party to the Loan Agreement from time to time as the Tranche A and Tranche B Lenders thereunder (together with each of their permitted successors and assigns, the "Lenders"); and BANK ONE, NA, in its capacity as Agent (together with its successors and assigns in such capacity from time to time, the "Agent") for the Lenders;

                              W I T N E S S E T H:

      WHEREAS, (i) First Chicago Leasing Corporation ("FCLC"), as tenant, and Lessee, as landlord, have previously entered into that certain Ground Lease dated as of December 22, 1999 (the "Existing Ground Lease") relating to the Parking Facility Site, and (ii) FCLC, as lessor, and Lessee, as lessee, have previously entered into that certain Lease dated as of December 22, 1999 (the "Existing Lease") relating to the Parking Facility Site, (iii) FCLC and Lessee have previously entered into that certain Construction Agency Agreement dated as of December 22, 1999 (the "Existing Construction Agency Agreement") relating to the Parking Facility Site, and (iv) FCLC and Lessee have previously entered into that certain Master Agreement dated as of December 22, 1999 (the "Existing Master Agreement") relating to the foregoing agreements;

      WHEREAS, pursuant to the terms and provisions of the Trust Agreement (which is substantially in the form of Exhibit A hereto), the Certificate Holders have authorized the Owner Trustee to take certain actions with respect to the transactions contemplated hereby for the purpose of providing financing for (i) the acquisition of a ground leasehold interest in the Parking Facility Site by assignment from FCLC, (ii) the acquisition of a ground leasehold interest in the Fulton Center Site under such terms and conditions as may be agreed upon between Lessee and the Participants (the Parking Facility Site and Fulton Center Site each, a "Land Interest"), and (iii) the acquisition or construction of certain facilities currently located or to be constructed on the Land Interests ground leased by the Lessor for the Lessee including the acquisition of certain equipment (the "Equipment") currently located or to be located on and used in connection with certain Land Interests acquired or ground leased by the Lessor for the Lessee (collectively, with respect to each Land Interest, "Improvements") ;


                                                         Participation Agreement

      WHEREAS, each Land Interest, upon becoming subject to a Lease Supplement, together with any improvements located thereon and any Improvements thereafter constructed thereon is called a "Site" and all thereof are collectively called the "Sites";

      WHEREAS, (i) Lessee shall ground lease the Land Interests relating to the Sites and any improvements then located thereon to the Lessor, (ii) Lessee, as Construction Agent, shall construct the Improvements on some or all of the Land Interests and shall apply Advances from Lessor to pay the costs thereof and to pay for Equipment, and (iii) Lessee shall lease the Sites from Lessor for the Basic Term pursuant to the Master Lease (which is substantially in the form of Exhibit B hereto) dated as of even date herewith;

      WHEREAS, the Certificate Holders are willing personally to provide a portion of the funding of the costs of acquisition of the Sites and the Improvements;

      WHEREAS, the Lessor wishes to obtain, and the Lenders are willing to provide, financing of the remaining portion of the funding of the costs of acquisition of the Sites and the Improvements;

      WHEREAS, the Lessee contemplates leasing from the Lessor the Sites, including the Improvements constructed thereon by the Lessee in its capacity as Construction Agent; and

      WHEREAS, to secure such financing, the Lenders will have, to the extent provided in the Operative Documents, the benefit of a Lien from the Lessor on the Lessor's right, title and interest in the Sites and on substantially all of the Lessor's rights against the Lessee under the Master Lease and Lease Supplements and against the Construction Agent under the Construction Agency Agreement;

      NOW, THEREFORE, in consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS; INTERPRETATION.

      Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof; and the rules of interpretation set forth in Appendix A hereto shall apply to this Participation Agreement.

      Anything to the contrary herein notwithstanding, (i) the Lessee is the owner of the fee interest in the Land which is subject to the Ground Lease, the Master Lease and the other Operative Documents and (ii) neither the Ground Lease nor the Master Lease nor any other of the Operative Documents is intended to transfer any rights in the fee interest in the said land (or any rights of the Ground Lessor under the Ground Lease)to Lessor (as tenant under the Ground Lease, lessor under the Master Lease or otherwise), except for the lease of said land to Lessor, as tenant under the Ground Lease, or to Agent or any Participant (whether pursuant to the Mortgage, or otherwise), and (iii) except as and to the extent expressly set forth in Section 6(d)(2)(ix), 6(d)(3) and Section 6(g) of the Master Lease and Sections 24 and 25 of the Ground Lease, neither the Ground Lease, the Master Lease nor any of the other Operative Documents is


                                                       Participation Agreement 2
intended to create any obligation to transfer any right in the fee interest in said land (or any rights of the Ground Lessor under the Ground Lease) to any such Person.

SECTION 2. DOCUMENTATION DATE; ACQUISITION DATE.

      (a) Documentation Date. The Documentation Date (the "Documentation Date") shall occur (and the Master Agreement shall be amended and restated by this Participation Agreement) on the earliest date on which the following conditions precedent shall have been satisfied:

            (i) Participation Agreement. This Participation Agreement shall have been duly authorized, executed and delivered by the parties hereto.

            (ii) Ground Lease. The Ground Lease shall have been duly authorized, executed and delivered by the parties thereto, effecting an amendment and restatement of the Existing Ground Lease.

            (iii) Master Lease. The Master Lease shall have been duly authorized, executed and delivered by the parties thereto, effecting an amendment and restatement of the Existing Lease.

            (iv) Construction Agency Agreement; Construction Documents Assignment. The Construction Agency Agreement and the Construction Documents Assignment shall have been duly authorized, executed and delivered by the parties thereto, effecting an amendment and restatement of the Existing Construction Agency Agreement.

            (v) Construction Agency Agreement Assignment. The Construction Agency Agreement Assignment shall have been duly authorized, executed and delivered by the Lessor, as assignor, in favor of the Agent, and consented to and acknowledged by the Construction Agent.

            (vi) Loan Agreement. The Loan Agreement shall have been duly authorized, executed and delivered by the parties thereto.

            (vii) Assignment of Leases and Rents. The Master Assignment of Leases and Rents shall have been duly authorized, executed and delivered by the Lessor, as assignor, in favor of the Agent, and consented to and acknowledged by the Lessee.

            (viii) Fees. The Lessee shall have paid in full all fees then due and payable pursuant to the Fee Letter.

            (ix) Structural Guaranty; Other Operative Documents. The Structural Guaranty and the other Operative Documents to be delivered in connection with the Documentation Date shall have been duly authorized, executed and delivered by the parties thereto.

      (b) Site Acquisition Date. For each Land Interest, the closing date with respect to the acquisition of the ground leasehold interest therein (each, a "Site Acquisition Date") shall


                                                       Participation Agreement 3
occur on the earliest date on or after the Documentation Date on which all the conditions precedent thereto set forth in Section 9 with respect to the acquisition thereof shall have been satisfied or waived by the applicable parties as set forth therein.

SECTION 3. FUNDING OF ADVANCES.

      (a) Certificate Holders' Commitment. (i) Subject to the conditions and terms hereof, the Certificate Holders shall cause the Lessor to take the following actions with respect to the Property at the written request of the Lessee from time to time during the Construction Period:

                  (1) the Lessor shall ground lease the Sites from the Lessee
            (using funds provided by the Participants) under the Ground Lease;

                  (2) the Lessor shall make Advances (out of funds provided by the Participants) to the Construction Agent for the purpose of the renovation and construction of Improvements thereon; and

                  (3) the Lessor shall lease the Sites to the Lessee under the
            Master Lease and the Lease Supplement.

Notwithstanding any other provision hereof, the Lessor shall not be obligated to make any Advance with respect to any Site if, after giving effect thereto, the aggregate outstanding amounts of the Tranche A Loans, Tranche B Loans and the Equity Amount allocable to such Site would exceed the Commitments of the Tranche A Lenders, the Tranche B Lenders and the Certificate Holders, respectively, for such Site.

            (ii) Subject to the conditions and terms hereof, the Certificate Holders shall personally make available at the request of the Lessee from time to time during the Construction Period with respect to the Sites, on each Funding Date an amount (each an "Equity Amount") in immediately available funds equal to the Certificate Holders' Commitment Percentage of the amount of the Advance being funded on such Funding Date. Notwithstanding any other provision hereof, the Certificate Holders shall not be obligated to make available any Equity Amount if, after giving effect to the proposed Equity Amount, the outstanding aggregate amount of Equity Amounts would exceed the Certificate Holders' Commitment.

      (b) Lenders' Commitment. Subject to the conditions and terms hereof, the Lenders severally shall make Loans with respect to the Sites to the Lessor at the request of the Lessee from time to time during the Construction Period, on each Funding Date in an amount in immediately available funds equal to each such Lender's Commitment Percentage of the amount of the Advance being funded on such Funding Date. Notwithstanding any other provision hereof, no Lender shall be obligated to make any Loan if, after giving effect to the proposed Loan, the outstanding aggregate amount of such Lender's Loans would exceed such Lender's Commitment.

      (c) Procedures for Advances. (i) (i) With respect to each funding of an Advance, the Lessee shall give the Lessor and the Agent prior written notice not later than 11:00 a.m., Chicago


                                                       Participation Agreement 4
time, three (3) Business Days (unless waived) prior to the proposed Funding Date pursuant to an irrevocable Funding Request substantially in the form of Exhibit H (a "Funding Request"), specifying: the proposed Funding Date and the amount of Advance requested. Any Participant may require a duly completed compliance certificate in substantially the form of Exhibit K as a condition to making an Advance. With respect to each Funding Request for a Site Acquisition Date, in addition to the foregoing, the Lessee hereby directs the Lessor to ground lease the Site and the Lessee shall also specify the Estimated Improvement Costs for the Site. Each funding shall be in an amount equal to $1,000,000 or an integral multiple of $100,000 in excess thereof. Lessee shall be allowed a maximum of three (3) separate LIBO Rate tranches. The proceeds of each funding will be used to reimburse the Construction Agent for paid Site Costs and to pay accrued and unpaid interest and Yield and Transaction Expenses; and the Funding Date therefor shall be a date on or before the applicable Scheduled Payment Date; provided, however, that if the Lessee fails to duly and timely submit a Funding Request which provides for the payment of accrued and unpaid interest and Yield and Transaction Expenses on the applicable Scheduled Payment Date, the Lessee hereby irrevocably authorizes and directs the Agent (at its option) to cause the Participants to fund to the Participants such amounts as may be necessary to pay in full all accrued and unpaid interest and Yield and Transaction Expenses then due and payable during the Construction Period for such Site and for the one (1) calendar month thereafter. Fundings for Site Costs (other than interest and Yield) for any Site shall be made during the Construction Period for such Site.

            (ii) Upon satisfaction or waiver of the conditions precedent to such Advance set forth in Section 9, in the case of an Advance for the acquisition of a ground leasehold interest in a Land Interest, the Lessor, as directed by the Certificate Holders acting at the request of the Lessee, shall pay all Land Acquisition Costs and pay Transaction Expenses in connection with such acquisition, and in the case of other Advances, the Lessee, as Construction Agent, shall pay or retain as payment or reimbursement of Site Costs or Transaction Expenses the funds provided by the Certificate Holders and the Lenders for such Advance. The transfer by any Participant of its portion of an Advance shall evidence such Participant's satisfaction that the conditions precedent to such Advance have been met or waived. Except as set forth above and as the parties may otherwise agree in writing, Advances shall be made solely to provide the Construction Agent with funds with which to pay or reimburse itself for Site Costs or Transaction Expenses, as the case may be.

            (iii) All remittances made by the Participants for the funding of any Advance shall be made on the applicable Funding Date in immediately available Federal funds by wire transfer to the accounts specified in the applicable Funding Request. Subject to the prior satisfaction of all of the applicable conditions set forth in Section 9, the Participants will use reasonable efforts to fund the applicable Advance prior to 1:00 p.m., Chicago time, on such Funding Date.

            (iv) In no event will (i) the total Property Cost at any time exceed $93,000,000.00, in the aggregate for the Property under construction or completed and still subject to the Master Lease, nor (ii) the Site Cost allocable to the Parking Facility Site exceed $23,000,000.00, nor (iii) the Site Cost allocable to the Fulton Center Site exceed $70,000,000.00.


                                                       Participation Agreement 5

      (d) Allocation of Advances. All Advances shall be allocated between the Sites in accordance with the Funding Request. Advance amounts which do not specifically relate to any one Site may be allocated and reallocated by the Lessee from time to time among the Sites in accordance with their respective Construction Budgets. Amounts due from Lessee, including Supplemental Rent, shall be allocated to the specific Site to which such amounts relate; provided, however, that if any amount does not specifically relate to any particular Site, such amount shall be allocated among the Sites pro rata in accordance with the Commitment for each of such Sites. Allocations of payments will be made based upon the source of such payment as described in Section 5(d). Specifically, without limitation, the Lessee shall maintain a ledger of the allocation of the following amounts between the Sites from time to time until expiration or termination of the Master Lease, based upon the Advances allocable to each of the Sites and allocation of payments under Section 5(d):

      Available Loan Commitments
      Available Equity Commitments
      Basic Rent
      Equity Balance
      Equity Basic Rent
      Equity Amount
      Lease Balance
      Lender Basic Rent
      Loan Balance
      Participant Balance

SECTION 4. YIELD; INTEREST; COMMITMENT FEES.

      (a) Yield.

            (i) The amount of the Equity Amounts outstanding from time to time shall accrue yield ("Yield") at the Yield Rate, calculated using the actual number of days elapsed and, when the Yield Rate is determined by reference to the LIBO Rate (Reserve Adjusted) or the Alternate Base Rate not based upon the Prime Rate, a 360-day year basis and, when the Yield Rate is determined by reference to the Alternate Base Rate based upon the Prime Rate, a 365- (or, if applicable, 366-) day year basis. If all or any portion of the Equity Amounts, any Yield payable thereon or any other amount payable to any Certificate Holders, Lessor or Owner Trustee hereunder shall not be paid when due (whether at stated maturity, acceleration thereof or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

            (ii) The Lessee shall, pursuant to the Assignment of Leases and Rents, deposit in the Account the Equity Basic Rent (determined on the basis of accrued Yield due in accordance with clause (i) above) and all other amounts due with respect to the Equity Amounts payable by the Lessee under the Master Lease from time to time.

            (iii) During the Construction Period for each Site, Yield with respect to such Site shall accrue on outstanding Equity Amounts and shall be funded monthly by the Certificate


                                                       Participation Agreement 6

Holders and the Lenders pursuant to Section 3(a) and (b). During the Basic Term, such Yield shall be paid as a component of Basic Rent.

      (b) Interest on Loans. (i) The amount of each Loan shall accrue interest at the applicable rate set forth in the Loan Agreement, calculated using the actual number of days elapsed and, when the interest on the Loans is determined by reference to the LIBO Rate (Reserve Adjusted) or the Alternate Base Rate not based upon the Prime Rate, a 360-day year basis and, when such interest is determined by reference to the Alternate Base Rate based upon the Prime Rate, a 365- (or, if applicable, 366-) day year basis. If all or any portion of the Loans, any interest payable thereon or any other amount payable to any Lender, or the Agent hereunder shall not be paid when due (whether at stated maturity, acceleration thereof or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

            (ii) The Lessee shall, pursuant to the Assignment of Leases and Rents, deposit in the Account the Lender Basic Rent (determined on the basis of amounts due in accordance with clause (i) above) and all other amounts due with respect to the Loans payable by the Lessee under the Master Lease from time to time.

            (iii) During the Construction Period for each Site interest with respect to such Site shall accrue on outstanding Loans and shall be funded monthly by the Certificate Holders and the Lenders pursuant to Section 3(a) and
(b). During the Basic Term, such interest shall be paid as a component of Basic Rent.

      (c) Prepayments of Loans and Equity Amounts. In the event that the Lessee pays the Property Balance to the Lessor in connection with the Lessee's purchase of the Property in accordance with Sections 6, 11 or 16 of the Master Lease, the Lessor will prepay the entire outstanding principal amount of the Loans and Equity Amounts. Each of the Lenders and the Lessor hereby acknowledges that its Loans or Equity Amounts, as the case may be, may be so prepaid without any prepayment premium other than Break Costs and other amounts pursuant to Section 4(e)(iii).

      (d) Nonuse Fee; Other Fees. The Lessee agrees to pay the fees set forth in this Section 4(d). During the Construction Period fees may, subject to the conditions hereof (including without limitation the last sentence of Section 3(a)(i)), be paid or reimbursed with the proceeds of an Advance.

            (i) Nonuse Fee. The Lessee agrees to pay to each Tranche A Lender, each Tranche B Lender and each Certificate Holder for the Construction Period (including any portion of such Construction Period when any Participant's Commitment is suspended by reason of the Lessee's inability to satisfy any condition of Section 9), a nonuse fee (collectively, the "Nonuse Fee") at a per annum rate equal to the Applicable Nonuse Fee Percentage on such Participant's Commitment Percentage of the sum of the Available Commitments. The Nonuse Fee shall be payable by the Lessee in arrears with respect to each three-month period (or portion thereof, for the first and last such periods) following the Documentation Date on the first day of each January, April, July and October (provided, however, that if such day is not a Business Day, such payment shall be due on the immediately preceding Business Day in the full amount due on such first day), commencing July 1, 2000 through and including the first day immediately following


                                                       Participation Agreement 7
the expiration of the Construction Period, and shall be determined on the basis of the daily average Available Commitments during each such three-month period. The Nonuse Fee shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such Nonuse Fee is payable over a year of 360 days.

            (ii) Other Fees. The Lessee agrees to pay (w) to the Arranger for the account of the initial Certificate Holders and Lenders an upfront fee in the amount set forth in the Fee Letter, payable on the Documentation Date, (x) to the Agent, for its own account, the Annual Administration Fees, payable on the Documentation Date and thereafter annually in arrears, (y) to the Arranger, for its own account, the fees set out in the Fee Letter, and (z) to the Agent, for the account of the Owner Trustee, the Owner Trustee's Expenses.

      (e) Interest and Yield Protection.

            (i) Alternate Rate of Interest. If prior to the commencement of any Interest Period for an Advance with interest or Yield determined by reference to the LIBO Rate (Reserve Adjusted):

                  (1) the Agent determines (which determination shall be
            conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

                  (2) the Agent is advised by any Participant or Participants that because of a change in circumstances affecting the eurocurrency market generally the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Participants (or Participant) of making or maintaining their Loans or Equity Amounts (or its Loan or Equity Amount) for such Interest Period;

then the Agent shall give notice thereof to the Lessee and the Participants by telephone or telecopy as promptly as practicable thereafter and, until the Agent notifies the Lessee and the Participants that the circumstances giving rise to such notice no longer exist, (i) any Funding Request that requests the conversion or continuation of an Advance with interest determined by reference to the LIBO Rate (Reserve Adjusted) shall be ineffective, (ii) if any Funding Request requests an Advance with interest determined by reference to the LIBO Rate (Reserve Adjusted), such Advance shall be made as an Alternate Base Rate Advance and (iii) any Funding Request by the Lessee for an Advance with interest determined by reference to the LIBO Rate (Reserve Adjusted) shall be ineffective; provided, however, that if the circumstances giving rise to such notice do not affect all the Participants, then requests by the Lessee for an Advance with interest determined by reference to the LIBO Rate (Reserve Adjusted) may be made to Participants that are not affected thereby.

            (ii) Increased Costs.

                  (1) If any Change in Law shall:


                                                       Participation Agreement 8

                        (a) impose, modify or deem applicable any reserve,
                  special deposit or similar requirement against assets of, deposit with or for the account of, or credit extended by, any Participant (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                        (b) impose on any Participant or the London interbank
                  market any other condition affecting this Participation Agreement or Advances made by such Participant under this Participation Agreement and the result of any of the foregoing shall be to increase the cost to such Participant of making, funding or maintaining any such Loan or Equity Amount (or of maintaining its obligation to make any such Loan or Equity Amount) or to reduce the amount of any sum received or receivable by such Participant hereunder (whether of principal, interest, Equity Amount, Yield or otherwise), then the Lessee will pay to such Participant such additional amount or amounts as will compensate such Participant for such additional costs incurred or reduction suffered.

                  (2) If any Participant determines that any Change in Law
            regarding capital requirements has or would have the effect of reducing the rate of return on such Participant's capital or on the capital of such Participant's holding company, if any, as a consequence of this Agreement or the Loans or Equity Amounts made, funded or created by, such Participant, to a level below that which such Participant or such Participant's holding company could have achieved but for such Change in Law (taking into consideration such Participant's policies and the policies of such Participant's holding company with respect to capital adequacy), then from time to time the Lessee will pay to such Participant such additional amount or amounts as will compensate such Participant or such Participant's holding company for any such reduction suffered.

                  (3) A certificate of a Participant setting forth the amount or amounts necessary to compensate such Participant or its holding company, as the case may be, as specified in paragraph (1) or (2) of this Subsection shall be delivered to the Lessee and shall be conclusive absent manifest error. The Lessee shall pay such Participant the amount shown as due on any such certificate within 10 days after receipt thereof.

            (iii) Break Funding Payments. In the event of (1) the payment of any principal of any Loan or Equity Amount other than on the last day of an Interest Period applicable thereto (including as result of an Event of Default), (2) the conversion of any Loan or Equity Amount other than on the last day of the Interest Period applicable thereto, (3) the failure to borrow, convert, continue or prepay any Loan or Equity Amount on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable and is revoked in accordance herewith), or (4) the assignment of any Loan or Equity Amount other than on the last day of the Interest Period applicable thereto as a result of a request by Lessee then, in any such event, the Lessee shall compensate each Participant for the loss, costs and expense attributable to such event, including, without limitation, Break Costs and any costs associated


                                                       Participation Agreement 9
with the termination by any Participant of any foreign currency exchange arrangements. The loss to any Participant attributable to any such event shall be deemed to include an amount determined by such Participant to be equal to the excess, if any, of (i) the amount of interest that such Participant would pay for a deposit equal to the principal amount of such Loan or Equity Amount for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan or Equity Amount (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over (ii) the amount of interest that such Participant would earn on such principal amount for such period if such Participant were to invest such principal amount for such period at the interest rate that would be bid by such Participant (or an Affiliate of such Participant) for dollar deposits from other banks in an eurodollar market at the commencement of such period. A certificate of any Participant setting forth any amount or amounts that such Participant is entitled to receive pursuant to this Subsection shall be delivered to the Lessee and shall be conclusive absent manifest error. The Lessee shall pay such Participant the amount shown as due on any such certificate within 10 days after receipt thereof.

            (iv) If it becomes illegal for any Participant to continue its participation in the transaction contemplated by the Operative Documents (the "Overall Transaction"), the Participant shall give notice promptly to the Agent, Owner Trustee, each other Participant and the Lessee (including in such notice reasonable details as to the basis of such illegality). Each Participant agrees for the benefit of the Lessee and (in the case of a Lender) the Certificate Holders, if so required by the Lessee, to consult in good faith with the Lessee and such other parties and to use its reasonable best efforts to avoid such illegality (including by assigning its rights hereunder and under the other Operative Documents to an Affiliate or branch of the Participant, and providing that such Affiliate or branch shall assume its obligations hereunder and thereunder); provided, however, that such Participant shall not in this connection be obligated to take any action which would be materially prejudicial to the operations of the Participant; provided further, however, that the portion of the Loan or Equity Amount held by such Participant shall be prepaid on or prior to the date (the "Illegality Prepayment Date") which is the earlier of the 180th day subsequent to the giving by such Participant of such notice and the date upon which the Participant is obligated under Applicable Law to terminate its participation in the Overall Transaction if such illegality has not been avoided or the portion of the Loan or Equity Amount held by such Participant has not been prepaid prior to the Illegality Prepayment Date.

      (f) Notice of Yield and Interest. The Agent shall deliver to the Lessee from time to time written notice of the amount of Basic Rent and the due date therefor (i) promptly after the commencement of each Interest Period constituting an Odd LIBOR Period or a one-month LIBOR period, and (ii) promptly after determination of interest and Yield determined by reference to the Alternate Base Rate.

      (g) Collateralized Margin. The Lessee shall be entitled to have the applicable margin for interest accruing on the Property Balance reduced to the Collateralized Applicable Margin so long as (i) Lessee shall have pledged to the Agent Eligible Collateral as security for Lessee's obligations under the Operative Documents, and (ii) such Eligible Collateral shall be


                                                      Participation Agreement 10
subject to the Pledge Agreement and held by not more than three (3) Securities Intermediaries (Lessee having a right to change or substitute same) reasonably acceptable to the Agent pursuant to a Control Agreement. Upon not less than seven (7) Business Days' notice to the Agent, so long as no Default has occurred and is continuing, and no Event of Loss, Casualty or Condemnation has occurred, Lessee may elect to change the composition of the Eligible Collateral and cause substitute Eligible Collateral to become subject to the Pledge Agreement and held by a Securities Intermediary pursuant to a Control Agreement. So long as the minimum Eligible Collateral remains on deposit in the securities accounts established under the Control Agreements, and so long as no Default has occurred and is continuing, and no Event of Loss, Casualty or Condemnation has occurred, the Agent shall permit Lessee to withdraw from such securities account any accretions (including interest and dividends) to the property held therein.

      The Lessee may elect to switch between the Collateralized Applicable Margin and the uncollateralized Applicable Margin not more than once in any Fiscal Quarter. Each determination of an interest rate or yield rate by the Agent pursuant to any provision of the Operative Documents shall be conclusive and binding on the Lessor and each Participant in the absence of manifest error. The Agent shall, at the request of the Lessor, deliver to the Lessor a statement showing the quotations used by the Agent in determining any interest rate or yield rate pursuant to the Operative Documents.

SECTION 5. CERTAIN INTENTIONS OF THE PARTIES; DISTRIBUTIONS.

      (a) Nature of Transaction. The parties hereto intend that (1) for financial accounting purposes with respect to the Lessee, the Lessor will be treated as the owner or ground lessee and the lessor of the Property, including the Equipment, and the Lessee will be treated as the lessee of the Property, including the Equipment, and (2) for all other purposes, including Federal and all state and local income tax purposes, state real estate law, bankruptcy and Environmental Law purposes, (x) the Master Lease will be treated as a financing arrangement, (y) the Participants will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Equity Amounts and the outstanding principal amount of the Loans, which loans are secured by the Property, and (z) the Lessee will be treated as the owner of the Property and will be entitled to all tax benefits ordinarily available to an owner of property like the Property for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that neither the Lessor nor any of the Participants has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

            (i) Specifically, without limiting the generality of clause (i), the parties hereto intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor or the Participants or any collection actions, the transactions evidenced by the Operative Documents are loans made to the Lessee by the Participants in each case as unrelated third party lenders.


                                                      Participation Agreement 11

      (b) Amounts Due Under Master Lease. Anything else herein or elsewhere to the contrary notwithstanding, it is the intention of the Lessee, the Certificate Holders, the Owner Trustee, the Lessor and the Lenders that: (1) the amount and timing of installments of Basic Rent due and payable from time to time from the Lessee under the Master Lease shall be equal to the aggregate payments due and payable as interest on the Loans and Yield on the Equity Amounts on each Payment Date; (2) if the Lessee becomes obligated or otherwise elects to purchase the Property under the Master Lease, the Loans, the Equity Amounts, all interest, Yield and Commitment Fees thereon and all other obligations of the Lessee owing to the Lessor, the Certificate Holders, the Owner Trustee and the Lenders shall be paid in full by the Lessee; and if the Lessee becomes obligated to purchase any Site under Section 11 of the Master Lease, or if the Lessee elects to purchase any Sites under Section 6(e) of the Master Lease, the applicable portions of the Loans and the Equity Amounts, all interest, Yield and Commitment Fees thereon and all other obligations of the Lessee owing to the Lessor, the Certificate Holders, the Owner Trustee and the Lenders related to such Site or Sites, as applicable, shall be paid in full by the Lessee in accordance with the Master Lease; (3) if the Lessee properly elects the Sale Option with respect to the Property, the Lessee shall only be required to pay to the Certificate Holders the proceeds of the sale of the Property, the Applicable Percentage Amount with respect to the Property and any amounts due pursuant to Sections 13 and 14 hereof and Section 6(d) and Section 6(i) of the Master Lease (which aggregate amounts may be less than the Property Balance), together with any accrued Basic Rent and Supplemental Rent then due and owing; and (4) upon an Event of Default resulting in an acceleration of the Lessee's obligation to purchase the Property under the Master Lease, the amounts then due and payable by the Lessee under the Master Lease shall include all amounts necessary to pay in full the Property Balance, plus all other amounts then due from the Lessee to the Participants under the Operative Documents.

      (c) Agreement to Pay Amounts Due With Respect to Tranche A Loans. In furtherance of the intent of the parties as set forth in Sections 5(a) and 5(b) above and as set forth in Section 20(u) of the Master Lease, the Lessee hereby absolutely, unconditionally and irrevocably (1) agrees to pay in full when due (after giving effect to any applicable notice and grace period), whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, all amounts owing by the Lessor to the Lenders with respect to the Tranche A Loans and the portion of the Notes evidencing such Tranche A Loans (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and (2) indemnifies and holds harmless the Lessor, the Agent and each Tranche A Lender for any and all costs and expenses (including reasonable attorneys' fees) incurred by the Lessor, the Agent or such Tranche A Lender in enforcing any rights under this
Section 5(c).

      (d) Distribution.

            (i) Subject to Section 5(d)(vii)(4), each payment of Basic Rent (and any payment of interest on overdue installments of Basic Rent) received by the Agent shall be distributed by the Agent to the Participants, pro rata in accordance with, and for application to, the Tranche A Lender Basic Rent, Tranche B Lender Basic Rent and Equity Basic Rent then due, as well as any overdue interest due to each such Participant (to the extent permitted by Applicable Law).


                                                      Participation Agreement 12

            (ii) Subject to Section 5(d)(vii)(4), any payment received by the Lessor or the Agent as a result of:

                  (1) the purchase of the Property in connection with the
            Lessee's exercise of its option under Section 6(e) of the Master Lease, or

                  (2) the Lessee's compliance with its obligation to purchase
            (or cause its designee to purchase) the Property in accordance with Sections 6(b), 6(e), 6(f) and 6(i) of the Master Lease, or

                  (3) the payment of the Property Balance or portion thereof in accordance with Section 6(e) or Section 11 of the Master Lease, and any proceeds from any partial prepayments pursuant to Section 6(e) of the Master Lease, or

                  (4) the Lessee failing to fulfill one or more of the
            conditions to the exercise of the Sale Option pursuant to Section 6(d) of the Master Lease and the Lessor's receipt of the Property Balance from the Lessee pursuant to Section 6(d)(3) of the Master Lease, shall be promptly remitted by the Lessor to the Agent (if received by the Lessor) and in each case, shall be distributed by the Agent to pay in full the Participant Balance of each Participant.

            (iii) The payment by the Lessee of the Applicable Percentage Amount and all Supplemental Rent due in accordance with Section 6(d)(3) of the Master Lease upon the Lessee's exercise of the Sale Option and the payment by the Lessee of the Construction Failure Payment in accordance with Section 6(h) of the Master Lease shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent, and shall be distributed by the Agent in the following amounts and order of priority:

                  first, so much of such payments or amounts as shall constitute
            Supplemental Rent, to the Persons entitled thereto in accordance with Section 5(d)(v); and

                  second, to the Tranche A Lenders for application to pay in full the Tranche A Loan Balance of each Tranche A Lender, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche A Lenders without priority of one Tranche A Lender over the other in the proportion that each such Participant's Tranche A Loan Balance bears to the aggregate Tranche A Loan Balances of all Tranche A Lenders, and

                  third, to the Tranche B Lenders for application to pay in full the Tranche B Loan Balance of each Tranche B Lender, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Lenders without priority of one Tranche B Lender over the other in the proportion that each such Participant's Tranche B Loan Balance bears to the aggregate Tranche B Loan Balances of all Tranche B Lenders, and


                                                      Participation Agreement 13
                  fourth, to the Certificate Holders, personally, for
            application to pay in full the Equity Balance.

            (iv) Any payments received as proceeds from the sale of the Property sold pursuant to the Lessee's exercise of the Sale Option pursuant to Section 6(c) of the Master Lease shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent, and shall be distributed by the Agent in the funds so received in the following order of priority:

                  first, to the Tranche B Lenders for application to pay in full the Tranche B Loan Balance of each Tranche B Lender, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Lenders without priority of one Tranche B Lender over the other in the proportion that each such Participant's Tranche B Loan Balance bears to the aggregate Tranche B Loan Balances of all Tranche B Lenders, and

                  second, to the Tranche A Lenders for application to pay in full the Tranche A Loan Balance of each Tranche A Lender, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche A Lenders without priority of one Tranche A Lender over the other in the proportion that each such Participant's Tranche A Loan Balance bears to the aggregate Tranche A Loan Balances of all Tranche A Lenders, and

                  third, to the Certificate Holders, personally, for application to pay in full the Equity Balance, and

                  fourth, the balance, if any, shall be promptly distributed to, or as directed by, the Lessee.

            (v) All payments of Supplemental Rent received by the Lessor shall promptly be remitted to the Agent. All payments of Supplemental Rent received by the Agent (excluding any amounts payable pursuant to the preceding provisions of this Section 5(d), other than clause "first" of Section 5(d)(iii)) shall be distributed promptly by the Agent upon receipt thereof to the Persons entitled thereto pursuant to the Operative Documents.

            (vi) Notwithstanding any other provision of this Section 5(d), any Excepted Payment received at any time by the Lessor or the Agent shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent, and shall be distributed by the Agent to the Person entitled to receive such Excepted Payment pursuant to the Operative Documents.

            (vii) (1) Except as otherwise provided in clause (vii)(2), all amounts received by the Lessor or the Agent in connection with any sale of all or any part of the Property after the occurrence of a Lease Event of Default shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent, and shall be distributed by the Agent in the following order of priority:

                  first, so much of such payments or amounts as shall be
            required to pay the then existing or prior Participants, the Lessor and Wilmington Trust Company the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to


                                                      Participation Agreement 14
            each such Person without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

                  second, to the Tranche B Lenders for application to pay in full the Tranche B Loan Balance of each Tranche B Lender, and in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Lenders without priority of one Tranche B Lender over the other in the proportion that each such Participant's Tranche B Loan Balance bears to the aggregate Tranche B Loan Balances of all Tranche B Lenders;

                  third, to the Tranche A Lenders for application to pay in full the Tranche A Loan Balance of each Tranche A Lender, and in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche A Lenders without priority of one Tranche A Lender over the other in the proportion that each such Participant's Tranche A Loan Balance bears to the aggregate Tranche A Loan Balances of all Tranche A Lenders;

                  fourth, to the Certificate Holders for application to pay in full the Equity Balance; and

                  fifth, the balance, if any, of such payment or amounts
            remaining thereafter shall be promptly distributed to, or as directed by, the Lessee.

                  (2) All payments received and amounts realized by the Lessor or the Agent in connection with any Casualty or Condemnation after the occurrence of a Lease Event of Default shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent and shall be distributed by the Agent in accordance with Section 5(d)(ix).

                  (3) All payments received and amounts realized (other than payments or amounts described in clause (I) or (ii) above) by the Lessor or the Agent after the occurrence of a Lease Event of Default shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent and shall be distributed by the Agent in the following order of priority:

                  first, so much of such payments or amounts as shall be
            required to pay the then existing or prior Participants, the Lessor and Wilmington Trust Company the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Participant without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

                  second, to the Participants, the Lessor and Wilmington Trust
            Company, pro rata in accordance with, and for application to, the Participant Balance of each Participant; and

                  third, after payment in full of the Participant Balances and all other amounts due and owing, the balance, if any, of such payment or amounts


                                                      Participation Agreement 15
            remaining thereafter shall be promptly distributed to, or as directed by, the Lessee.

                  (4) During the occurrence and continuance of a Lease Event of
            Default, all amounts (other than Excepted Payments) received or realized by the Lessor or the Agent shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent and all such amounts otherwise distributable by the Agent pursuant to Sections 5(d)(i), 5(d)(ii) and 5(d)(ix) shall be distributed by the Agent as provided for in clauses (1), (2) and (3) above.

            (viii) (1) Subject to Sections 5(d)(viii)(2) and 5(d)(viii)(3), any payment received by the Lessor or the Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this
Section 5(d), including without limitation amounts received pursuant to Section 6(i) of the Master Lease, shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent and shall be distributed by the Agent pro rata among the Participants, without priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate of all the Participant Balances.

                  (2) Except as otherwise provided in Sections 5(d)(i), 5(d)(ii)
            and 5(d)(vii), all payments received and amounts realized by the Lessor or the Agent under the Master Lease or otherwise with respect to the Property, or any proceeds thereof to the extent received or realized at any time after an indefeasible payment in full of the Participant Balances of all of the Participants and any other amounts due and owing to the Participants, the Lessor or Wilmington Trust Company, shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent and shall be distributed forthwith by the Agent in the order of priority set forth in Section 5(d)(vii)(3), except that such payment shall be distributed omitting clause "second" of such Section 5(d)(vii)(3).

                  (3) Any payment received by the Lessor or the Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Section 5(d) shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent and shall be distributed forthwith by the Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

            (ix) Subject to Section 5(d)(vii)(4), any amounts payable to the Lessor or the Agent as a result of a Casualty or Condemnation pursuant to
Section 11 of the Master Lease shall be promptly remitted by the Lessor (if received by the Lessor) to the Agent and shall be distributed by the Agent as follows:

                  (1) all amounts that are to be applied to the purchase price of the Property in accordance with Section 11 and Section 6 of the Master Lease shall be distributed by the Agent in accordance with
            Section 5(d)(ii).


                                                      Participation Agreement 16

                  (2) all amounts payable to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with Section 11(b) and (e) of the Master Lease shall be distributed to, or as directed by, the Lessee.

            (x) To the extent any payment made to any Participant is insufficient to pay in full the Participant Balance of such Participant, then each such payment shall first be applied to accrued interest or Yield and then to principal or the Equity Amounts, as applicable.

SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PARTICIPANTS.

      (a) Representations and Warranties. Each Participant hereby represents and warrants as to itself to the other Participants and the Lessee that:

            (i) Status; Due Organization. It (i) is either a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, or a commercial bank, branch or agency of a foreign bank or other similar financial institution, or an Affiliate thereof and (ii) has all requisite power and authority to enter into, and perform its obligations under, each of the Operative Documents to which it is or will become a party.

            (ii) Due Authorization; Enforceability. Each of the Operative Documents to which it is or will become a party has been duly authorized by all appropriate corporate action, and has been or will be executed and delivered by it, and, assuming due authorization, execution and delivery by the other parties thereto, constitutes or will constitute upon the due execution thereof the Participant's legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by
(i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (iii) ERISA. It is not and will not be making its Loans or funding Equity amounts hereunder, and is not performing its obligations under the Operative Documents with the assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or "plan" (as defined in Section 4975(e)(1) of the code).

            (iv) Brokers' Fees. It has not authorized or employed any Person to act as agent, broker, finder, financial advisor or otherwise in connection with the transactions contemplated by the Operative Documents other than the Agent and its Affiliates and Lund Financial.

      (b) Additional Representations and Warranties. Each Certificate Holder additionally represents, warrants and agrees:

            (i) Acquisition for Investment. It is acquiring its interest in the Trust Estate, including the trust certificates, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.


                                                      Participation Agreement 17

            (ii) No Offering. Neither such Certificate Holder nor anyone acting on its behalf has offered, directly or indirectly, any interest in the Trust Estate, including the trust certificates, for sale to, or solicited any offer to acquire any of the same from, anyone (it being understood that neither the Lessee nor any other Person has been authorized to act on behalf of any Certificate Holder in connection with any such offer or solicitation).

            (iii) Lessor Liens. The Sites are free of Lessor Liens attributable to such Certificate Holder.

            (iv) Net Worth. Such Certificate Holder has a net worth of at least four (4) times the Certificate Holder's Commitment;

            (v) Investment Company. Such Certificate Holder is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (vi) Lessor Liens. It will not directly or indirectly create, incur, assume or suffer to exist any Lessor Liens attributable to it on the Trust Estate. It will, at its own cost and expense, promptly take such action as may be necessary to discharge fully all such Lessor Liens on the Trust Estate, other than Lessor Liens being contested by a Permitted Contest. It shall make restitution to the Trust Estate for any diminution in the value of the Trust Estate as a result of its failure to discharge any such Lessor Liens. It shall promptly, and in no event later than thirty days after its Certificate Holder Officer shall have obtained actual knowledge of the attachment of any Lessor Lien for which it is responsible, notify the Lessee and the Owner Trustee of the attachment of such Lessor Lien and the particulars thereof. The term "Certificate Holder Officer" shall mean an officer of each Certificate Holder having responsibility for the administration of such Certificate Holder's interest in the Operative Documents.

      (c) Covenants of the Participants. Each of the Participants hereby agrees as follows so long as this Participation Agreement is in effect:

                  (1) No Creation of Lessor Liens. It will not create, incur, assume or suffer to exist any Lessor Lien attributable to such Participant upon the Master Lease or any of the Sites (other than as contemplated by any of the Operative Documents); and

                  (2) Removal of Lessor Liens. It will remove any Lessor Lien created or incurred by it and remove any Lessor Lien attributable to it assumed or suffered to exist by it upon the Master Lease or any of the Sites (other than the Lender Mortgage and such other Liens as are contemplated by any of the Operative Documents); provided, however, that any action taken pursuant to this clause (2) shall not limit the Lessee's rights or remedies under any of the Operative Documents.

      (d) Covenants of the Agent. The Agent hereby agrees that so long as this Participation Agreement is in effect:


                                                      Participation Agreement 18

                  (1) upon repayment in full of all Loans, the Agent shall
            execute and deliver to the Lessee a release of the Lender Mortgage, releases of the Construction Agency Agreement Assignment and Assignment of Leases and Rents, and releases of all other Liens created by the Operative Documents, and termination statements for any UCC Financing Statements relating to the Sites which are then of record naming the Agent as secured party or assignee thereof; and

                  (2) from time to time, the Agent will allocate all Advances to the applicable Site or Sites, with Site Costs related to a specific Site being allocated to such Site, and Site Costs not related to a specific Site (such as Transaction Expenses related to the Documentation Date) being allocated and reallocated by the Agent among the Sites from time to time consistently with the allocation thereof by the Lessee pursuant to Section 3(d).

      (e) Covenants of the Certificate Holders. Each Certificate Holder hereby agrees that so long as this Participation Agreement is in effect until expiration or earlier termination of the Master Lease, it will not, and will not cause or direct the Owner Trustee to, terminate the Trust Agreement without the prior written consent of the Lessee.

SECTION 7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF WILMINGTON TRUST
           COMPANY AND OWNER TRUSTEE.

      (a) Wilmington Trust Company Representations and Warranties. Wilmington Trust Company hereby represents and warrants in its individual capacity that:

                  (1) Due Organization. Wilmington Trust Company (i) is a
            Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and (ii) has the power and authority to enter into and perform its obligations under the Trust Agreement and to serve as trustee thereunder.

                  (2) Trust Agreement; Participation Agreement. Each of the
            Trust Agreement and this Participation Agreement (insofar as Wilmington Trust Company is a party thereto and hereto) has been duly executed and delivered by Wilmington Trust Company and, assuming due authorization, execution and delivery by the other parties thereto, the Trust Agreement and this Participation Agreement constitute Wilmington Trust Company's legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as enforceability thereof may be limited by
            (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (3) Due Authorization. Each Operative Document to which
            Wilmington Trust Company is or will become a party has been duly authorized, and has been or will be duly executed and delivered by Wilmington Trust Company.


                                                      Participation Agreement 19

                  (4) No Violation. Assuming due authorization, execution and delivery of the Trust Agreement by the Certificate Holders, the execution and delivery by either the Owner Trustee or Wilmington Trust Company, of each Operative Document to which the Owner Trustee or Wilmington Trust Company, as the case may be, is or will become a party, are not, and the performance by the Owner Trustee or Wilmington Trust Company, as the case may be, of their obligations under each, is not, and will not be, inconsistent with the Organic Documents of Wilmington Trust Company and, taking into account the responsibilities of the Owner Trustee, do not and will not contravene the provisions of Applicable Law of the United States or Delaware (including any rules and regulations of governmental agencies and authorities thereto and therein and any judgment or order applicable to Wilmington Trust Company) governing the banking and trust powers of Wilmington Trust Company or result in any violation of or conflict with or constitute a default under, or subject the Trust Estate or any of the Sites to any Lien of, any indenture, mortgage or other agreement or instrument to which Wilmington Trust Company is a party or by which Wilmington Trust Company or its properties are bound, or, taking into account the responsibilities of the Owner Trustee, require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal or state agency, authority or Person governing the banking and trust powers of Wilmington Trust Company or any other local Governmental Authority of the State of Delaware, except such as have been obtained, given or accomplished.

                  (5) No Litigation. There is no action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other Governmental Authority pending or, to the knowledge of Wilmington Trust Company, threatened against or affecting Wilmington Trust Company or any of its properties which (i) involves any of the transactions contemplated hereunder or by any of the Operative Documents or (ii) affects its ability to perform its respective obligations under the Operative Documents to which it is or will become a party.

                  (6) Lessor Liens. There are no Lessor Liens arising by,
            through or under Wilmington Trust Company, other than relating to or in connection with the Operative Documents.

                  (7) Securities. Wilmington Trust Company has not offered
            directly or indirectly any interests in the Trust Estate or any part thereof, including the trust certificates, for issue or sale to, or solicited any offer to acquire any of the same from, anyone, other than as contemplated in the Operative Documents.

      (b) Wilmington Trust Company Agreements. Wilmington Trust Company hereby agrees that:

                  (1) Lessor Liens. Wilmington Trust Company will not directly or indirectly create, incur, assume or suffer to exist any Lessor Liens attributable to it on the Trust Estate not resulting from or related to the transactions


                                                      Participation Agreement 20
            contemplated by the Operative Documents.. Wilmington Trust Company will, at its own cost and expense, promptly take such action as may be necessary to discharge duly all such Lessor Liens on any part of the Trust Estate attributable to Wilmington Trust Company other than Lessor Liens being contested by a Permitted Contest. Wilmington Trust Company shall make restitution to the Trust Estate for any diminution in the value of the Trust Estate as a result of its failure to discharge any such Lessor Liens attributable to Wilmington Trust Company. It shall promptly, and in no event later than thirty (30) days after an Owner Trustee Officer shall have obtained actual knowledge of the attachment of any such Lessor Lien for which it is responsible, notify the Lessee and the Certificate Holders of the attachment of such Lien and the particulars thereof. The term "Owner Trustee Officer" shall mean an officer of the Owner Trustee having responsibility for the administration of Wilmington Trust Company's and the Owner Trustee's interest in the Operative Documents.

                  (2) No Issuance. Wilmington Trust Company agrees that neither
            Wilmington Trust Company nor anyone acting on its behalf has offered or will offer any interests in the Trust Estate or any part thereof (including the trust certificates) or any securities similar thereto for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the interests in the Trust Estate (including the trust certificates) within the provisions of Section 5 of the Securities Act or any similar provisions under any applicable state "blue sky" or similar state securities laws.

      (c) Owner Trustee and Trust Representations and Warranties. The Owner Trustee and the Trust hereby represent and warrant on the date hereof that:

                  (1) Due Organization. Assuming the due authorization,
            execution and delivery of the Trust Agreement by the Certificate Holders, the Owner Trustee has the power and authority under the Trust Agreement to enter into and perform its obligations under each Operative Document to which the Owner Trustee is or will become a party

                  (2) Due Authorization; Enforceability. Assuming due
            authorization, execution and delivery of the Trust Agreement by the Participants and Wilmington Trust Company, each Operative Document (other than the Trust Agreement) to which the Trust or the Owner Trustee is or will become a party constitutes or will constitute upon the due execution thereof a legal, valid and binding obligation of the Owner Trustee and the Trust, enforceable against the Owner Trustee and the Trust, in accordance with its terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


                                                      Participation Agreement 21

                  (3) No Liens. On each Site Acquisition Date, the Sites to be leased on such Site Acquisition Date shall be free and clear of Lessor Liens arising by, through or under the Owner Trustee (other than Permitted Liens).

                  (4) Chief Executive Office. The principal place of business and chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of Owner Trustee and the Trust is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

                  (5) Due Organization. The Trust has been duly formed and is validly existing and in good standing as a statutory business trust under the laws of the State of Delaware, and has the power and authority to enter into and perform its obligations under each of the Operative Documents, including this Participation Agreement, the Master Lease and the Lease Supplements to which it is or is to become a party.

                  (6) Assignment. It has not assigned or transferred any of its right, title or interest in or under the Master Lease or the Construction Agency Agreement except in accordance with the Operative Documents.

                  (7) Use of Proceeds. The proceeds of the Loans and the Equity
            Amounts shall be applied by the Trust in its capacity as the Lessor solely in accordance with the provisions of the Operative Documents.

                  (8) Securities Act. Neither the Trust in its capacity as the
            Lessor nor any Person authorized by the Trust to act on its behalf has offered or sold any interest in the Notes or Equity Amounts, or in any similar security relating to the Sites, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Lenders, and neither the Trust in its capacity as the Lessor nor any Person authorized by the Trust to act on its behalf will take any action which would subject the issuance or sale of any interest in the Notes or Equity Amounts to the provisions of Section 5 of the Securities Act.

                  (9) Federal Reserve Regulations. The Trust is not engaged
            principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the F.R.S. Board), and no part of the proceeds of the Loans or the Equity Amounts will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the F.R.S. Board. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this clause
            (9) with such meanings.


                                                      Participation Agreement 22

                  (10) Investment Company Act. The Trust is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      (d) Owner Trustee and Trust Agreements. Owner Trustee and the Trust agree that:

                  (1) Lessor Liens. The Owner Trustee and the Trust will not directly or indirectly create, incur, assume or suffer to exist any Lessor Liens arising by, through or under it on the Trust Estate. The Owner Trustee shall, at the cost and expense of the Trust Estate, promptly take such action as may be necessary to discharge duly all Lessor Liens attributable to it on any part of the Trust Estate, other than Lessor Liens being contested by a Permitted Contest. The Owner Trustee shall make restitution to the Trust Estate for any diminution in the value of the Trust Estate as a result of its failure to discharge any Lessor Liens attributable to it.

                  (2) Notices. In the event any claim with respect to any
            liabilities is filed against the Owner Trustee or the Trust, the Owner Trustee shall promptly notify the Certificate Holders and the Lessee thereof.

                  (3) Title. On the Documentation Date and each Site Acquisition
            Date the Trust will take whatever interest in the Trust Estate and whatever rights to and interests in the Master Lease and the Lease Supplements as were granted or conveyed to it, free and clear of any Lessor Liens attributable to it.

                  (4) Business of Owner Trustee and Trust. The business of the
            Owner Trustee and the Trust is and will continue to be restricted (until the expiration or earlier termination of the Master Lease with respect to a Site) to the holding of the Sites and the leasing of such pursuant to the Operative Documents and it will not engage, and it has not engaged, in any other business transaction except for administration of the Trust Estate (including any assignment for security of the Master Lease and any Sites) and for matters reasonably incidental to any of the foregoing.

                  (5) Trust Agreement. The Owner Trustee agrees that (unless a
            Lease Event of Default shall have occurred and be continuing) until expiration or earlier termination of the Master Lease, it will not terminate the Trust Agreement without the prior written consent of the Lessee.

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF LESSEE, CONSTRUCTION
           AGENT AND GUARANTOR.

      (a) General Representations and Warranties. The Lessee hereby represents and warrants to each of the other parties hereto that:

                  (1) Due Organization. The Lessee and each of its Subsidiaries
            (i) is a corporation or other entity duly organized and validly existing in good standing


                                                      Participation Agreement 23
            under the laws of the jurisdiction of its organization, (ii) has all requisite corporate or other power and authority and legal right to own, hold under lease and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted and to enter into, and perform its obligations under, each of the Operative Documents to which it is or will become a party, and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in the State of Illinois (in the case of the Lessee) and in each jurisdiction in which its business is conducted.

                  (2) Due Authorization; Enforceability. Each of the Operative
            Documents to which it is or will become a party has been or will be, when executed and delivered, duly authorized by all appropriate corporate action, and has been or will be executed and delivered by the Lessee and, assuming due authorization, execution and delivery by the other parties thereto, constitutes or will constitute upon the due execution thereof the Lessee's legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (3) No Violation. The execution and delivery by the Lessee of each of the Operative Documents to which it is or will become a party are not, and the performance by the Lessee of its obligations under each will not be, inconsistent with its Organic Documents, do not and will not contravene any Applicable Law in any material respect and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage or other material contract or other instrument to which the Lessee is a party or by which it or its property is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Governmental Authority or other Person, except such as have been obtained, given or accomplished.

                  (4) Governmental Actions. The Lessee has made or will make all filings, recordings and registrations required by any Governmental Authority in connection with, and has obtained or will obtain, all Governmental Actions necessary or appropriate for the performance by the Lessee of the transactions contemplated hereby and by the other Operative Documents which are then or theretofore required by Applicable Law; the Lessee will make all filings, recordings and registrations required by any Governmental Authority in connection with, and will obtain, all material Governmental Actions necessary or appropriate for the performance by the Lessee of the transactions contemplated hereby and by the other Operative Documents not later than the dates required by Applicable Law.

                  (5) No Litigation. There is no litigation, arbitration,
            governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their


                                                      Participation Agreement 24
            officers, threatened against or affecting the Lessee or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Funding hereunder. Other than any liability incident to any litigation, arbitration or proceeding which could not reasonably be expected to have a Material Adverse Effect, the Lessee has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 8(a)(18).

                  (6) Performance. Neither the Lessee nor any Subsidiary is in
            violation of any Applicable Law the violation of which is reasonably likely materially and adversely to affect the transactions contemplated by this Participation Agreement and the other Operative Documents or which would materially adversely affect Lessee's ability to perform its obligations under each of the Operative Documents or which otherwise could reasonably be expected to have a Material Adverse Effect.

                  (7) No Adverse Contracts or Applicable Law. Neither the Lessee
            nor any Subsidiary is a party to, or bound by, any contract or agreement or instrument, or subject to any charter or other corporate restriction or any Applicable Laws which materially and adversely affects the transactions contemplated by this Participation Agreement or the Operative Documents or which would materially adversely affect its ability to perform its obligations under each of the Operative Documents. Neither the Lessee nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect. No obligation (including any guarantee or other contingent obligation) of the Lessee or of any Subsidiary or Affiliate of Lessee in respect of any Material Indebtedness now or hereafter outstanding is or has become due by its terms whether by acceleration or otherwise and has not been paid, extended or refunded.

                  (8) Taxes. The Lessee and its Subsidiaries have filed all
            United States federal income tax returns and all other material tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Lessee or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists. The United States income tax returns of the Lessee and its Subsidiaries have been audited by the Internal Revenue Service through the fiscal year ended December 31, 1996. No tax liens have been filed and no claims are being asserted with respect to any such taxes as of the Documentation Date except as set forth in Schedule 8(a)(8). The charges, accruals and reserves on the books of the Lessee and its Subsidiaries in respect of any taxes or other governmental charges are adequate.


                                                      Participation Agreement 25

                  (9) Investment Company Act. The Lessee is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (10) Disclosure. Neither the financial statements referred to in Section 8(a)(18) nor any written statement furnished by or on behalf of Lessee in connection with the negotiation of the Master Lease or any other Operative Document contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. There is no fact known to Lessee that has not been disclosed in writing to the other parties hereto that materially and adversely affects the ability of Lessee to perform its obligations under the Operative Documents.

                  (11) Holding Company. Lessee is not subject to regulation as a
            "holding company", an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (12) Prohibited Transactions. The execution and delivery by the Lessee of the Operative Documents to which it is or will become a party, will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code. The representation by the Lessee in this paragraph is made in reliance upon and subject to the accuracy of the representations of the Participants in Section 6(a)(vi) hereof as to the source of funds for the Participant's Loans or Equity Amounts, as applicable.

                  (13) Patents and Trademarks. The Lessee owns or possesses or has the right to use all the patents, patent rights, trademarks, service marks, trade names, copyrights, licenses and similar rights necessary for the performance of its obligations under the Operative Documents, without any conflict known to it with the actual or asserted rights of others which materially and adversely affect the Lessee's ability to perform its obligations under the Operative Documents to which it is or will become a party. It is understood and agreed by the parties hereto that no interest in any trademark, trade name, copyright or service mark of the Lessee or an Affiliate thereof is being conveyed or transferred to the Owner Trustee or any other Person pursuant to any Operative Document.

                  (14) Regulatory Jurisdiction. None of the Participants or
            Owner Trustee or Wilmington Trust Company will become, (i) solely by reason of entering into this Participation Agreement or the other Operative Documents or (except with respect to the exercise by any Person of any control over a Site upon the occurrence of a Lease Event of Default or the expiration or other termination of the Master Lease) the consummation of any of the transactions contemplated hereby or thereby, subject to regulation by any Governmental Authority which regulates or otherwise has jurisdiction over any facilities for the retail distribution of petroleum products; or (ii) except for regulation the applicability of which depends on the existence of facts in addition to the ownership of the Sites upon


                                                      Participation Agreement 26
            the exercise of remedies under the Master Lease or upon the expiration of the Master Lease, subject to ongoing regulation of its operations by any Governmental Authority.

                  (15) Private Offering. Neither the Lessee nor any Person
            authorized to act on Lessee's behalf has offered, either directly or indirectly, the Notes or any interest in the Trust Estate (including the trust certificates) for sale to, or solicited offers to buy any thereof from or otherwise approached or negotiated with respect thereto with any prospective purchaser, other than the Participants. The Lessee has not authorized or employed any Person to act as agent, broker, finder, financial advisor or otherwise in connection with the offering of interests in the Notes or the Trust Estate (including the trust certificates).

                  (16) No Defaults. No Lease Default or Lease Event of Default
            has occurred and is continuing.

                  (17) Fees. Neither the Lessee nor any Person authorized or employed by the Lessee as agent or otherwise has taken any action the effect of which would be to cause the Certificate Holders, the Trust Estate, or the Owner Trustee to be liable for any brokers', finders', agents', or advisors' fees or commissions or costs of any nature or kind claimed by or on behalf of brokers, finders, agents or advisors in respect of the transactions contemplated by the Operative Documents.

                  (18) Financial Statements; No Material Adverse Change. The
            September 30, 1999 consolidated financial statements of the Lessee and its Subsidiaries heretofore delivered to the Participants were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Lessee and its Subsidiaries at such date and the consolidated of their operations for the period then ended.

                       Since the period ending September 30, 1999, there has
            been no change in the business, property, condition (financial or otherwise) or results of operations of the Lessee and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

                  (19) Chief Executive Office. The principal place of business and chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of Lessee is located at 311 South Wacker Drive, Chicago, Illinois 60606.

                  (20) Use of Loans and Proceeds. No part of any Advance will be used directly or indirectly for the purpose of purchasing or carrying, or for payment in full or in part of indebtedness that was incurred for the purposes of purchasing or carrying, any margin stock as such term is defined in Regulation U of the F.R.S. Board.


                                                      Participation Agreement 27

                  (21) Regulations T, U and X. No proceeds of any of the
            Advances will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation T, U or X. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in clauses (20) and (21) with such meanings. Margin stock (as defined in Regulation U) constitutes less than 25% of the value of those assets of the Lessee and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

                  (22) Subsidiaries. Schedule 8(a)(22) contains an accurate list of all Subsidiaries of the Lessee as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Lessee or other Subsidiaries. All of the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and nonassessable.

                  (23) ERISA. The Lessee is not an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. ss. 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code). The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $5,000,000. Each Plan complies in all material respects with all Applicable Law, no Reportable Event has occurred with respect to any Plan, neither the Lessee nor any other member of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

                  (24) Except as set forth on Schedule 8(a)(24), on the date of this Participation Agreement, the Lessee and its Subsidiaries will have good title, free of all Liens other than those permitted by
            Section 8(d)(19), to all of the property and assets reflected in the Lessee's most recent consolidated financial statements provided to the Agent as owned by the Lessee and is Subsidiaries.

                  (25) In the ordinary course of its business, the officers of the Lessee consider the effect of Environmental Laws on the business of the Lessee and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Lessee due to Environmental Laws. On the basis of this consideration, the Lessee has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. Neither the Lessee nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.


                                                      Participation Agreement 28

      (b) Site Acquisition Date Representations and Warranties. As of each Site Acquisition Date, the Lessee hereby represents and warrants to each of the other parties hereto that:

                  (1) Representations and Warranties. The representations and warranties of the Lessee in the Operative Documents and in Section 8(a) hereof are true and accurate on and as of such Site Acquisition Date, as though made on and as of such Site Acquisition Date (or, if stated to relate to an earlier date, shall have been true and accurate as of such earlier date). No Event of Default has occurred and is continuing and no Default of which the Lessee has knowledge and that has not been previously disclosed to the Participants has occurred and is continuing under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Lessee, any other Operative Document. No Default or Event of Default under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Lessee, any other Operative Document, will occur as a result of, or after giving effect to, the acquisition of the Land Interest on such date.

                  (2) Due Authorization; Enforceability. Each of the Operative
            Documents to which it is or will become a party with respect to such Site Acquisition Date has been or will be, when executed and delivered, duly authorized by all appropriate corporate action, and has been or will be executed and delivered by the Lessee and, assuming due authorization, execution and delivery by the other parties thereto, constitutes or will constitute upon the due execution thereof the Lessee's legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (3) No Violation. The execution and delivery by the Lessee of each of the Operative Documents to which it is or will become a party with respect to such Site Acquisition Date are not, and the performance by the Lessee of its obligations under each will not be, inconsistent with its Organic Documents, do not and will not contravene any Applicable Law, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage or other material contract or other instrument to which the Lessee is a party or by which it or its property is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Governmental Authority or other Person, except such as have been obtained, given or accomplished.

                  (4) Governmental Actions. The Lessee has made or will make all filings, recordings and registrations required by any Governmental Authority in connection with, and has obtained or will obtain, all Governmental Actions necessary or appropriate for the construction and commercial operation and use of the applicable Site and the performance by the Lessee of the transactions


                                                      Participation Agreement 29
            contemplated hereby and by the other Operative Documents which are then or theretofore required by Applicable Law; the Lessee will make all filings, recordings and registrations required by any Governmental Authority in connection with, and will obtain, all material Governmental Actions necessary or appropriate for the construction and commercial operation and use of the applicable Site and the performance by the Lessee of the transactions contemplated hereby and by the other Operative Documents not later than the dates required by Applicable Law.

                  (5) No Litigation. There are no pending or, to the best
            knowledge of the Lessee, threatened actions or proceedings by or before any court or administrative agency or other Governmental Authority to which the Lessee is or may become a party or the applicable Site is or may become subject which (i) involves any of the transactions contemplated hereunder or by any of the Operative Documents or (ii) if determined adversely to it, would reasonably be likely to materially adversely affect the Lessee's ability to perform its obligations under each of the Operative Documents to which the Lessee is or will become a party.

                  (6) Performance. Neither the Lessee nor the applicable Site is in violation of any Applicable Law the violation of which is reasonably likely materially and adversely to affect such Site or the transactions contemplated by this Participation Agreement and the other Operative Documents or which would materially adversely affect Lessee's ability to perform its obligations under each of the Operative Documents.

                  (7) No Adverse Contracts or Applicable Law. The Lessee is not
            a party to, or bound by, any contract or agreement or instrument, or subject to any charter or other corporate restriction or any Applicable Laws which materially and adversely affects the applicable Site or the transactions contemplated by this Participation Agreement or the Operative Documents or which would materially adversely affect its ability to perform its obligations under each of the Operative Documents.

                  (8) Patents and Trademarks. The Lessee owns or possesses or has the right to use all the patents, patent rights, trademarks, service marks, trade names, copyrights, licenses and similar rights necessary for the use and operation of the applicable Site under the Operative Documents, without any conflict known to it with the actual or asserted rights of others which materially and adversely affect the Lessee's ability to perform its obligations under the Operative Documents to which it is or will become a party. It is understood and agreed by the parties hereto that no interest in any trademark, trade name, copyright or service mark of the Lessee or an Affiliate thereof is being conveyed or transferred to the Owner Trustee or any other Person pursuant to any Operative Document.

      (c) Funding Date Representations and Warranties. As of each Funding Date and each applicable Site Acquisition Date, on which an Advance is made and with respect to each Site, the Lessee represents and warrants that:


                                                      Participation Agreement 30

                  (1) Representations and Warranties. The representations and warranties of the Lessee in the Operative Documents and in Section 8(a) and Section 8(b) hereof are true and accurate on and as of such Funding Date, as though made on and as of such Funding Date (or, if stated to relate to an earlier date, shall have been true and accurate as of such earlier date). No Event of Default has occurred and is continuing and no Default of which the Lessee has knowledge and that has not been previously disclosed to the Participants has occurred and is continuing under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Lessee, any other Operative Document. No Default or Event of Default under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Lessee, any other Operative Document, will occur as a result of, or after giving effect to, the Advance requested by the Funding Request on such date.

                  (2) Enforceability. The related Lease Supplement has been duly executed and delivered by the Lessee, and, assuming due authorization, execution and delivery thereof by the Lessor, constitutes the Lessee's legal, valid and binding obligation, enforceable against Lessee in accordance with its terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (3) No Support Agreements. The ownership and use of such Site by the Trust, the Owner Trustee or the Certificate Holders does not require the execution by, or assignment to, any such party of any easement, utility, maintenance or other support agreements.

                  (4) Applicable Laws. Such Site and the commercial operation thereof for its intended purposes and use thereof are and will be in compliance with all Applicable Laws, including, without limitation, zoning, planning, building, occupational safety and health laws and Environmental Laws of any Governmental Authority having jurisdiction over such Site, the Trust, the Owner Trustee, the Lessor or the Lessee and all Permitted Exceptions affecting such Site, other than such non-compliance that would not, individually or in the aggregate, (i) have a Material Adverse Effect, or (ii) impose any material penalty on, or result in the imposition of any criminal liability on, any Indemnified Person. All requirements thereof necessary for the use, occupancy and operation of such Site which are then or theretofore required by Applicable Laws or applicable Permitted Exceptions have been satisfied in all material respects.

                  (5) No Taxes. No sales, use, transfer, documentation, real estate or similar taxes, fees or other charges are payable on the Site Acquisition Date for each Site under the laws of any State or any governmental subdivision thereof in which a Site is located in connection with (A) the entering into, or performance under, or enforcement of any Operative Document with respect thereto or (B) the lease to the Lessee of the Sites, except such taxes, fees and other charges as have been


                                                      Participation Agreement 31
            paid or will be paid by the Lessee when due or are included in Property Cost or Transaction Expenses.

                  (6) No Events of Loss. Except as disclosed in writing to the
            Certificate Holders in accordance with the Operative Documents, no Event of Loss with respect to the Property has occurred and no event or condition has occurred which would, with the passage of time or the giving of notice, or both, constitute an Event of Loss with respect to the Property.

                  (7) Advance. The amount of the Advance requested represents amounts owed by the Lessee or Construction Agent in respect of Land Acquisition Costs, Property Improvement Costs or Transaction Expenses, as the case may be, incurred prior to the date of such Advance and for which the Lessee has not previously been reimbursed by an Advance or represent amounts with respect to Commitment Fees. The conditions precedent to such Advance and the related Equity Amount and Loans set forth in Section 9 have been satisfied or waived by the Participants.

                  (8) Site. The Site has vehicular and pedestrian access to and from open, publicly dedicated streets. The Site has available through publicly available right-of-ways or valid easements from third parties all services of public utilities necessary for use and operation of the Site for its current use. The Site is free from material physical defects. No fire or other casualty has occurred which has had a Material Adverse Effect on the Site and with respect to which the Site has not been repaired or restored.

                  (9) Sites Complete, Description of and Title to Sites. On the
            Site Acquisition Date for each Site, all material approvals of any Governmental Authority necessary for the commercial operation of such Site will have been received and be in full force and effect. On each Site Acquisition Date, after giving effect to the transactions contemplated hereby, the Trust will have good and marketable title to the Improvements and a ground leasehold interest in each Land Interest related to such Site Acquisition Date, subject to no Title Defects, free and clear of all Liens, except Permitted Liens. As of the date of execution thereof, the description set forth in each Lease Supplement will be a true, complete and accurate description of the property leased thereunder; and each Site shall be located wholly within the boundaries of its respective property, without any encroachments onto or therefrom.

                  (10) Compliance With Environmental Protection Requirements. On
            the Site Acquisition Date for each Site (except as disclosed in the Environmental Audits delivered by Lessee to the Certificate Holders, Lessor and the Lenders for each Site) and during the Lease Term, each and every Site is in compliance in all material respects with all Environmental Laws which are applicable to the Sites including, without limitation, Environmental Laws pertaining to design and performance standards and quality criteria for air, water and reclamation, and the use, storage, disposal and transportation of Hazardous Substances.


                                                      Participation Agreement 32

                  (11) Information Provided to Appraiser. With respect to each
            Site, all information and materials which have been provided by the Lessee to the Appraiser of such Site in connection with the Appraisal of such Site are true and accurate in all material respects on the date as of which such information and materials are dated or certified and are not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

                  (12) Environmental Laws. Except as described in the
            Environmental Audit delivered by the Lessee to the Certificate Holders, the Lessor and the Lenders, to the best of the Lessee's knowledge:

                        (i) there are no pending or threatened claims,
                  complaints, notices or requests for information relating to the Sites received by the Lessee with respect to any alleged violation of any Environmental Law, which may reasonably be expected to have a Material Adverse Effect on the financial condition, operations, assets, business or properties of the Lessee or which may reasonably be expected to have a Material Adverse Effect on the Site, and

                        (ii) there are no pending or threatened complaints,
                  notices or inquiries to the Lessee relating to the Site regarding potential liability of the Lessee under any Environmental Law, which may reasonably be expected to have a Material Adverse Effect on the financial condition, operations, assets, business or properties of the Lessee.

                  (13) Property. The contemplated use of the Sites by the Lessee and its agents, assignees, employees, lessees, licensees and tenants will comply in all material respects with all Requirements of Law (including, without limitation, all zoning and land use laws and Environmental Laws) and Insurance Requirements.

                  (14) Plans and Specifications. Upon Completion of the
            Construction with respect to a Site, all water, sewer, electric, gas, telephone and drainage facilities, all other utilities required to adequately service such Improvements for its intended use and means of access between such Improvements and public highways for pedestrians and motor vehicles will be available pursuant to adequate permits (including any that may be required under applicable Environmental Laws). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best knowledge of the Lessee, threatened with respect to the Lessee, its respective Affiliates or the Site which adversely affects the title to, or materially and adversely affects the use, operation or value of, the Site. All utilities serving the Site, or proposed to serve the Site in accordance with the Plans and Specifications, are or will be located in, and vehicular access to the Improvements on the Site is provided by, either public rights-of-way abutting the Property or Appurtenant Rights. With respect to the Site, all material licenses, approvals, authorizations, consents, permits (including, without limitation,


                                                      Participation Agreement 33
            building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including dedication, required for (x) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from the Property during the construction of the applicable Improvements thereon, and (y) construction of such Improvements in accordance with the related Plans and Specifications and the Construction Agency Agreement have either been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to the time required by such Governmental Authority or private party.

                  (15) Insurance. The Lessee has obtained insurance coverage covering each Site which meets the requirements of Section 12 of the Master Lease, and such coverage is in full force and effect. The Lessee carries insurance with reputable insurers in respect of the Sites and its Material Assets, in such manner, in such amounts and against such risks as is customarily maintained by the Lessee or its Affiliates that own or operate similar properties.

                  (16) Flood Hazard Areas. Except as otherwise identified on the survey delivered pursuant to Section 9(c)(15), no portion of any of the Sites is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency. If any of the Sites is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Site in accordance with the National Flood Insurance Act of 1968, as amended (in which event, the provisions of Section 12 of the Master Lease shall be applicable to such flood insurance).

                  (17) Lease Supplement. With respect to a Site, upon the
            execution and delivery of the Lease Supplement, the Lessee will have unconditionally accepted such Site (provided, however, that nothing contained herein shall be deemed a waiver by the Lessee of any right of action against Persons other than the Lessor and the Lenders with respect to title to and condition of the Site on the applicable Site Acquisition Date), and no right of offset will exist with respect to any Rent or other sums payable under the Master Lease.

      (d) Agreements. The Lessee hereby agrees that:

                  (1) Information. During the Lease Term, the Lessee shall
            furnish to the Agent, the Participants and the Owner Trustee:

                        (i) immediately upon a Responsible Employee of the
                  Lessee becoming aware of the existence of a Lease Default, or Lease Event of Default, written notice specifying the nature of such Lease Default or Lease Event of Default and what action the Lessee is taking or proposes to take with respect thereto;


                                                      Participation Agreement 34

                        (ii) as soon as they are available but not later than
                  120 days after the close of each Fiscal Year of the Lessee, an audited balance sheet and the related statements of income and cash flows of the Lessee and its Subsidiaries at the end of such Fiscal Year, accompanied by an opinion of a firm of independent certified public accountants of recognized national standing stating that such financial statements present fairly in all material respects the financial condition of the companies being reported upon and have been prepared in accordance with GAAP and that the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards;

                        (iii) as soon as they are available but not later than
                  45 days after the close of each of the first three quarters of each Fiscal Year of the Lessee, unaudited consolidated and consolidating balance sheets and related statements of income and cash flows of the Lessee and its Subsidiaries, showing the Lessee's financial condition, on a consolidated and consolidating basis, at and as of the end of such year-to-date period, all certified by one of the Lessee's chief financial officers, principal accounting officer, Treasurer or Assistant Treasurer (each a "Financial Officer") as fairly presenting its financial condition and results of operations on a consolidated and consolidating basis and, with respect to the consolidated statements, in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

                        (iv) together with the financial statements delivered
                  pursuant to clauses (ii) and (iii) above, a certificate substantially in the form of Exhibit K attached hereto from the Lessee's Financial Officer showing a calculation of the financial covenants set forth in Section 9(d)(8); and

                        (v) promptly upon their becoming available, one copy of
                  each financial statement, report, or proxy statement sent by the Lessee to its shareholders generally, and of each regular or periodic report filed by the Lessee with any securities exchange or with the Securities and Exchange Commission or any successor agency.

                  (2) Property Costs. The Lessee, as Construction Agent, will maintain a record of the Property Cost for each Site, and shall certify the same periodically to the Lessor, the Agent and the Participants from time to time upon request.

                  (3) Real Estate Transfer Tax. The Lessee shall, within one hundred eighty (180) days after the date hereof, take such action as may be necessary to cause the Cook County Assessor to issue a permanent tax identification number which affects only the Property, all of the Property and no other real property, including, without limitation, a petition for division of property. Lessee shall pay, prior to the date the same becomes due and payable, all Taxes assessed, billed or imposed with respect to the Property and all additional real property which may be assessed, billed or taxed together with any portion of the Property. The


                                                      Participation Agreement 35
            payment of such Taxes is hereby acknowledged and agreed to be included within the scope and intent of the General Tax Indemnity set forth in Section 13 of this Participation Agreement.

                  (4) Officer's Certificate. During the Lease Term with respect to each Site, within one hundred twenty (120) days after the close of each Fiscal Year of the Lessee, the Lessee shall deliver to the Certificate Holders, the Agent and the Owner Trustee a certificate in the form of Exhibit C hereto of a Responsible Employee of the Lessee stating that such Responsible Employee has reviewed the required insurance coverages, the relevant terms of the Master Lease and the other Operative Documents and has made, or caused to be made, under such Responsible Employee's supervision, a review of the transactions and conditions of the Lessee from the beginning of the fiscal period stated in such request to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Lease Default or Lease Event of Default or, if any such condition exists, specifying the nature and period of existence and what action the Lessee has taken or proposes to take with respect thereto.

                  (5) Defense of Title. The Lessee will, at all times, at its own cost and expense, warrant and defend the ground leasehold interest of the Trust or the Owner Trustee, as the case may be, to the Sites.

                  (6) Title Defect. The Lessee will not, directly, or
            indirectly, create, incur, assume or suffer to exist any Title
            Defect.

                  (7) Non-Discrimination. The Lessee will operate and otherwise deal with the Sites using the Lessee's same general business practices as are applicable generally to its owned and leased properties which are similar to such Sites.

                  (8) Financial Covenants.

                        (i) Fixed Charge Coverage Ratio. Lessee will not permit
                  the ratio, determined as of the end of each of its Fiscal Quarters, of (A) Consolidated EBITDA plus Consolidated Rentals to (B) the sum of (x) Consolidated Interest Expense plus (y) Consolidated Rentals, all calculated for the Lessee and its Subsidiaries on a consolidated basis, for the four Fiscal Quarter period then ending to be less than 3.0 to 1.0.

                        (ii) Leverage Ratio. The Lessee will not permit the
                  ratio, determined as of the end of each of its Fiscal Quarters, of (A) Consolidated Funded Indebtedness to (B) Consolidated EBITDA plus Consolidated Rentals for the four Fiscal Quarter period then ending to be greater than 3.0 to 1.0.

                        (iii) Minimum Tangible Net Worth. The Lessee will at all
                  times maintain Consolidated Tangible Net Worth of not less than the sum of (A) $500,000,000 plus (B) 50% of Consolidated Net Income earned in


                                                      Participation Agreement 36
                  each Fiscal Quarter beginning with the quarter ending June 30, 2000 (without deduction for losses) plus (C) 100% of the net cash proceeds of any additional paid-in capital or other equity investment or proceeds from the issuance and sale of any common or preferred stock.

                        (iv) Minimum Current Ratio. The Lessee will (a) at all
                  times between June 30, 2000 and December 30, 2001, inclusive, maintain a Current Ratio greater than 2.00, (b) at all times between December 31, 2001 and December 30, 2002, inclusive, maintain a Current Ratio greater than 2.25, and (c) at all times from and after December 31, 2002 maintain a Current Ratio greater than 2.50. "Current Ratio" shall mean current assets divided by current liabilities as defined by GAAP.

                  (9) Change In Control. Without the prior written consent of the Agent and the Required Participants (which consent shall not be unreasonably withheld):

                        (i) Lessee will not permit or suffer to occur any Change
                  In Control.

                        (ii) The Lessee will not, nor will it permit any
                  Subsidiary to, merge or consolidate with or into any other Person, except that a Subsidiary may merge into the Lessee or a Wholly Owned Subsidiary.

                        (iii) The Lessee will not, nor will it permit any
                  Subsidiary to, lease, sell or otherwise dispose of its property to any other Person, including any right, title or interest in any of the Operative Documents, except:

                              (A) Sales of inventory in the ordinary course of
                        business; or

                              (B) Leases, sales or other dispositions of its
                        property that, together with all other property of the Lessee and its Subsidiaries previously leased, sold or disposed of (other than inventory in the ordinary course of business) as permitted by this Section during the twelve month period ending with the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the property of the Lessee and its Subsidiaries; or

                              (C) Lessee may transfer the Land and Lessee's
                        interests under the Operative Documents to a Wholly Owned Subsidiary of Lessee so long as (1) such Wholly Owned Subsidiary is solvent and (2) marchFIRST, Inc. remains liable for all obligations of the Lessee under the Operative Documents.

                        (iv) The Lessee will not, nor will it permit any
                  Subsidiary to, make or suffer to exist any Investments (including without limitation,


                                                      Participation Agreement 37
                  loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

                              (A)   Permitted Investments; or

                              (B) Existing Investments in Subsidiaries and other Investments in existence on the date hereof and described in Schedule 8(d)(9); or

                              (C)   New cash Investments in any Person
                                    (including any newly created Subsidiary) an aggregate annual amount (tested as of the date such Investment is made) not to exceed $100,000,000 (exclusive of Lessee's Investment in Blue Vector, Inc. as detailed in Exhibit M attached hereto)); or

                              (D) Acquisitions through the payment of cash in the aggregate amount (tested at the time of an Acquisition) for all such Acquisitions of not more than $100,000,000.

      Subject to limitations of Applicable Law, Lessee agrees to give the Agent and the Participants reasonable advance notice of (i) any proposed event which would require the consent of the Agent and the Required Participants under this Section 8(d)(9), (ii) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Lessee or (iii) Acquisitions through the issuance or delivery of the stock (or other equity or debt instrument) of Lessee or any Affiliate of Lessee in the amount (tested at the time of an Acquisition) of $300,000,000 or more.

                  (10) ERISA. The Lessee will not, in the future, cause directly or indirectly any employee benefit plan (other than a governmental plan) with respect to which the Lessee or one of its Affiliates is a party in interest, all within the meaning of ERISA, to become a party to any of the Operative Documents or to have any interest in any of the transactions contemplated thereby, directly or indirectly. As used in this Section, the terms "employee benefit plan" and "party in interest" shall have the meanings assigned to them in ERISA.

                  (11) No Issuance. The Lessee agrees that neither the Lessee nor anyone acting on its behalf will offer any interests in the Trust Estate (including the trust certificates) or any part thereof or any securities similar thereto for issue or sale to, or solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the interests in the Trust Estate (including the trust certificates) within the provisions of Section 5 of the Securities Act or any similar provisions under any applicable state "blue sky" or similar state securities laws.


                                                      Participation Agreement 38

                  (12) Ground Leases; Permitted Exceptions. The Lessee agrees to duly and timely perform in all material respects all obligations under the Permitted Exceptions and all obligations of the ground lessee under each Ground Lease (including, without limitation, the payment of all ground rent due thereunder from time to time) and to comply with all provisions of such Permitted Exceptions and Ground Leases; provided, however, that if the Lessee duly exercises the Sale Option with respect to any Site and duly consummates the sale of such Site, the foregoing covenant shall not be applicable to any obligation first accrued after the consummation of such sale.

                  (13) Lessee's Covenant to Notify of Relocation. Lessee
            covenants and agrees to give the Owner Trustee and the Certificate Holders at least 30 days' prior written notice of any relocation of its chief executive office, principal place of business or the place where its records concerning the Sites is located.

                  (14) Corporate Franchises. Lessee covenants and agrees that it will at all times maintain its corporate existence and all material franchises and qualifications in good standing, provided, however, that the foregoing shall not limit or modify Lessee's rights or obligations under Section 6(c)(9), and at all times comply in all respects with any Applicable Law, rule, regulation, order or decree applicable to Lessee or its operations or properties the failure to comply with which, in each case or in the aggregate, would have a Material Adverse Effect upon Lessee.

                  (15) Completion and Operation. Lessee covenants and agrees that each Site shall be operated for the use intended by the Lessee upon the Lessor's acquisition of such Site and all related Improvements shall be completed on or before the end of the Construction Period applicable to such Site. Lessee shall deliver to the Certificate Holders and the Owner Trustee, on or before the Outside Completion Date applicable to such Site, a certificate of a Responsible Employee of the Lessee stating that such Site is operating for the use intended by the Lessee upon the Lessor's acquisition of such Site and all Construction has been completed on or before such date.

                  (16) Compliance With Environmental Protection Requirements;
            Access to Environmental Audits. During the Lease Term, the Lessee will cause each and every Site to be in compliance in all material respects with all Environmental Laws which are applicable to the Sites including, without limitation, Environmental Laws pertaining to design and performance standards and quality criteria for air, water and reclamation, and the use, storage, disposal and transportation of Hazardous Substances. During the Lease Term, the Lessee shall furnish to the Agent, the Participants and the Owner Trustee, upon request, the Environmental Audits related to the Sites and, to the extent not so furnished or if the requesting party shall determine (in its reasonable judgment) that additional Environmental Audits shall be necessary, the Lessee (at its cost) shall obtain from environmental consultants acceptable to the requesting party and furnish such additional Environmental Audits (including Phase Two Environmental Audits) as


                                                      Participation Agreement 39
            any of the Agent, the Participants and the Owner Trustee shall request, which Environmental Audits shall be in form and substance acceptable to the Agent, the Participants and the Owner Trustee.

                  (17) Development.

                        (i) Lessee covenants and agrees that it shall not
                  (unless Lessee's needs for parking cannot be fully satisfied by the Parking Facility Site and the Parking Facility Site is otherwise fully occupied by Lessee) directly or indirectly purchase, use, provide, lease, rent, construct, subsidize or in any other manner make use of, any parking facilities or services for or in connection with or in any way related to the marchFIRST, Inc. Campus and the parking needs of its employees, guests, visitors and invitees, other than the Parking Facility Site. This covenant shall be placed of record in a document duly recorded with the Cook County Recorder of Deeds as a covenant running with the land, burdening the marchFIRST, Inc. Campus and benefiting the Parking Facility Site.

                        (ii) The TIF Documents Recognition and Consent Agreement
                  and any amendment to the Alley Vacation Ordinance shall be subject to the prior approval of Lessor, such approval not to be unreasonably withheld. The form of the Redevelopment Agreement and Recognition and Consent Agreement (when taken together, but not individually), attached hereto as Exhibit L, are hereby approved by Lessor.

                  (18) Credit Agreement Covenants. The Lessee shall comply with and be bound by the covenants contained in the Credit Agreement, which provisions, together with the related definitions, as in effect on the date hereof, are hereby incorporated by reference (mutatis mutandis) for the benefit of the Lessor, the Agent and the Participants and shall continue regardless of the termination of the Credit Agreement or any amendment of, or any consent to any deviation from or other modification of, the Credit Agreement; provided that references in the Credit Agreement to (i) any "Lender" or "Agent" or words of like import shall be deemed to be references to the Participants and the Agent under this Agreement, (ii) "Default" shall be deemed to be references to a Default, and (iii) any "Loan Document" shall be deemed to be references to the Operative Documents.

                  (19) Liens. The Lessee will not, nor will it permit any Lessee
            Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the property (other than the Property) of the Lessee or any of its Subsidiaries except Liens which, when considered in the aggregate, may reasonably be expected to have a Material Adverse Effect on Lessee.

SECTION 9. CONDITIONS PRECEDENT TO DOCUMENTATION DATE, SITE ACQUISITION DATES
           AND ADVANCES.


                                                      Participation Agreement 40

      (a) Conditions Precedent to the Documentation Date. The obligations of the Lessor, the Participants and the Agent to enter into the Operative Documents on the Documentation Date, are subject to each of the following conditions precedent, with all documents to be in form and substance acceptable to the Agent and the Participants:

                  (1) Corporate Proceedings. Each of the Participants, the
            Agent, the Owner Trustee and the Lessee shall have received evidence of the corporate existence and the incumbency of officers, and copies of such corporate resolutions and authorizations, of each of the other parties as each such party shall reasonably request.

                  (2) Opinions of Counsel for Lessee. Each of the Participants,
            the Agent and the Owner Trustee shall have received favorable opinions, dated such date, addressed to each of them from internal counsel of the Lessee and Altheimer & Gray, special counsel for the Lessee, which opinions shall be substantially in the forms of Exhibit D-1 and Exhibit D-2 hereto, respectively.

                  (3) Opinion of Counsel for Owner Trustee. Each of the
            Certificate Holders and the Lessee shall have received a favorable opinion, dated such date addressed to each of them from Richards, Layton & Finger, special counsel for Wilmington Trust Company and the Owner Trustee, which opinion shall be substantially in the form of Exhibit E hereto.

                  (4) Illegality. There is no Applicable Law which would make it illegal for the Certificate Holders, the Owner Trustee, or the Lessee to participate in any of the transactions contemplated by the Operative Documents.

                  (5) Documents in Full Force and Effect. Each of this
            Participation Agreement and each of the Operative Documents delivered on the Documentation Date shall be in form and substance reasonably satisfactory to the Agent, the Lessee, the Participants and the Owner Trustee, shall be in full force and effect on the Documentation Date, and an executed counterpart of each thereof shall have been delivered to each such party.

                  (6) No Default. No Default or Event of Default shall have
            occurred and be continuing on the Documentation Date.

                  (7) Governmental Actions. There shall be no Governmental
            Actions by, from or with any Governmental Authority that are necessary or, in the reasonable opinion of the Agent, the Lessee, any Participant or the Owner Trustee, advisable (i) in connection with the due execution, delivery and performance by the parties to each of the Operative Documents of such Operative Documents to which it is or will become a party or with respect to the transactions contemplated hereby or thereby, and (ii) so that none of the Participants, the Agent, Owner Trustee or Wilmington Trust Company will become, (x) solely by reason of entering into this Participation Agreement or the other Operative Documents or (except with respect to the exercise by any Person of any control over a Site upon the


                                                      Participation Agreement 41
            occurrence of a Lease Event of Default or the expiration or other termination of the Lease) the consummation of any of the transactions contemplated hereby or thereby, subject to regulation by any Governmental Authority which regulates or otherwise has jurisdiction over any facilities for the retail distribution of petroleum products; or (y) except for regulation the applicability of which depends on the existence of facts in addition to the ownership of the Sites upon the exercise of remedies under the Lease or upon the expiration of the Lease, subject to ongoing regulation of its operations by any Governmental Authority.

                  (8) No Litigation. There shall be no legal action, suit,
            investigation or proceeding by or before any Governmental Authority pending or threatened against or affecting the Lessee or any of its respective properties, which materially and adversely affects any of the transactions contemplated by this Participation Agreement or the other Operative Documents or the ability of the Lessee to perform its obligations hereunder or under the other Operative Documents.

                  (9) No Violation. The Lessee shall be in compliance with all
            Applicable Laws the violation of which is reasonably likely to affect materially and adversely the transactions contemplated by this Participation Agreement and the other Operative Documents, including, without limitation, all Environmental Laws.

                  (10) Representations and Warranties. The representations and warranties of each of the Participants, Wilmington Trust Company, the Owner Trustee and the Lessee contained herein or in any other Operative Document executed and delivered on or prior to such date (other than representations and warranties made with respect to Sites) shall be true and accurate on and as of the Documentation Date, as though made on and as of such date (or, if stated to have been made as of an earlier date, shall have been true and accurate as of such date) and each of the Participants, the Owner Trustee and the Lessee shall have received an Officer's Certificate, dated such date, to such effect from each of such parties.

      (b) Conditions Precedent to each Advance. The obligations of the Participants to make an Advance on each Site Acquisition Date or each Funding Date, as the case may be, the obligation of the Certificate Holders to fund the related Equity Amount on each Site Acquisition Date or such Funding Date, as the case may be, and the obligation of the Lenders to make the related Loan on such Site Acquisition Date or such Funding Date, as the case may be, are subject to satisfaction or waiver of the following conditions precedent, with all documents to be in form and substance acceptable to the Agent and the Participants:

                  (1) Funding Request. Each of the Agent and the Certificate
            Holders shall have received a fully executed counterpart of the applicable Funding Request, executed by the Lessee, in accordance with Section 3(c). Each of the delivery of a Funding Request and the acceptance by the Lessee of the proceeds of such Advance shall constitute a representation and warranty by the Lessee that on the applicable Funding Date (both immediately before and after giving effect to the


                                                      Participation Agreement 42
            making of such Advance and the application of the proceeds thereof), the statements made in Section 8 are true and correct.

                  (2) Construction Certificate. With respect to any Site Costs to be paid or reimbursed using the proceeds of such Advance, the Certificate Holders and Agent shall have received, at least three
            (3) days prior to the applicable Funding Date, a Construction Certificate in the form of Exhibit I hereto (a "Construction Certificate"), together with all attachments thereto.

                  (3) Governmental Permits, etc. The Certificate Holders and
            Agent shall have received evidence satisfactory to it that all permits, licenses and consents required by any Governmental Authority in connection with the Construction for which the Advance is being requested have been obtained and are in full force and effect on the applicable Funding Date.

                  (4) Fees. The Arranger shall have received all fees then due and payable pursuant to the Fee Letter, and each Participant shall have received all Commitment Fees and upfront fees then due and payable pursuant to Section 4(d).

                  (5) Representations and Warranties. The representations and warranties of each of the Certificate Holders, Wilmington Trust Company, the Owner Trustee and the Lessee contained herein or in any other Operative Document executed and delivered on or prior to such date (other than representations and warranties made with respect to Sites that are not the subject of such Site Acquisition Date) shall be true and accurate on and as of such Site Acquisition Date, as though made on and as of such date (or, if stated to have been made as of an earlier date, shall have been true and accurate as of such date) and each of the Certificate Holders, Wilmington Trust Company, the Owner Trustee, the Agent and the Lessee shall have received an Officer's Certificate, dated such date, to such effect from each of such parties.

                  (6) No Litigation. There shall be no legal action, suit,
            investigation or proceeding by or before any Governmental Authority pending or threatened against or affecting the Lessee or any of its respective properties, which materially and adversely affects any Site to be leased on such Site Acquisition Date, or any of the transactions contemplated by this Participation Agreement or the other Operative Documents or the ability of the Lessee to perform its obligations hereunder or under the other Operative Documents.

                  (7) Event of Default. There shall not have occurred and be continuing any Lease Event of Default, and no Lease Event of Default will have occurred after giving effect to the making of the Advance requested by such Funding Request.

                  (8) Available Commitments. After giving effect to the
            applicable Advance, the condition set forth in the last sentence of
            Section 3(a)(1) shall not be violated.


                                                      Participation Agreement 43

                  (9) Construction Costs. After giving effect to the applicable
            Advance, the estimated as yet unpaid cost to the Construction Agent of completing the Construction pursuant to the Construction Documents shall not exceed the Available Commitments.

                  (10) Title Insurance Policy. After giving effect to the
            applicable Advance, the aggregate amount of the owner's title insurance policy or policies described in clause (x) of Section 9(c)(13) shall not be less than the Property Cost for the Property, and the aggregate amount of the lender's title insurance policy or policies described in clause (y) of Section 9(c)(13) shall not be less than ninety-six percent (96%) of the Property Cost.

      (c) Further Conditions to each Site Acquisition Date. The obligation of the Lessor to acquire the Sites on each Site Acquisition Date, the obligation of the Certificate Holders to fund the related Equity Amount on such Site Acquisition Date and the obligation of each Lender to make the related Loan on such Site Acquisition Date, are subject to satisfaction or waiver of the following conditions precedent, with all documents to be in form and substance acceptable to the Agent and the Participants:

                  (1) Taxes. All Taxes, if any, due and payable on or prior to the Documentation Date in connection with the execution, delivery, recording and filing of the Operative Documents and in connection with the consummation of the transactions contemplated thereby shall have been paid in full on or prior to the Documentation Date.

                  (2) Appraisal. The Appraisal of such Site shall (a) be
            delivered to each Participant, the Lessor, the Agent and the Owner Trustee at least one (1) week prior to the applicable Site Acquisition Date, (b) comply with FIRREA, and (c) be in form and substance satisfactory to the Participants.

                  (3) Governmental Actions. There shall be no Governmental
            Actions by, from or with any Governmental Authority that are necessary or, in the reasonable opinion of the Certificate Holders, the Owner Trustee, the Agent or the Lessee, advisable (i) in connection with the due execution, delivery and performance by the Certificate Holders, the Owner Trustee, the Agent, the Lenders or Lessee of each Operative Document to which it is or will become a party or with respect to the transactions contemplated hereby or thereby (including, without limitation, the construction, location, sale, ownership, leasing, use or operation of the Sites to be leased on such Site Acquisition Date) and (ii) so that none of the Certificate Holders, the Owner Trustee, the Lenders or Wilmington Trust Company will become, (x) solely by reason of entering into this Participation Agreement or the other Operative Documents or (except with respect to the exercise by any Person of any control over a Site upon the occurrence of a Lease Event of Default or the expiration or other termination of the Master Lease) the consummation of any of the transactions contemplated hereby or thereby, subject to regulation by any Governmental Authority which regulates or otherwise has jurisdiction over the commercial operations for which such properties are intended; or (y) except for


                                                      Participation Agreement 44
            regulation the applicability of which depends on the existence of facts in addition to the ownership of the Sites upon the exercise of remedies under the Master Lease or upon the expiration of the Master Lease, subject to ongoing regulation of its operations by any Governmental Authority.

                  (4) No Litigation. There shall be no legal action, suit,
            investigation or proceeding by or before any Governmental Authority pending or threatened against or affecting the Lessee or any of the Sites, which materially and adversely affects any Site to be leased on such Site Acquisition Date, or any of the transactions contemplated by this Participation Agreement or the other Operative Documents or the ability of the Lessee to perform its obligations hereunder or under the other Operative Documents.

                  (5) Illegality. There is no Applicable Law which would make it illegal for the Certificate Holders, the Owner Trustee, or the Lessee to participate in any of the transactions contemplated by the Operative Documents.

                  (6) Recordation. The Lessor, the Certificate Holders and the
            Lenders shall have received evidence reasonably satisfactory to it that the Lender Mortgage, Specific Assignment of Leases and Rents and Lease Supplement relating to the applicable Site have been, or are being, recorded (or satisfactory arrangements have been made for prompt recordation) in a manner sufficient to properly secure each of their interests therein and fees payable in connection therewith have been paid by Lessee.

                  (7) Evidence of Property Insurance. The Agent, the Lessor and
            the Certificate Holders shall have received evidence that the insurance maintained by the Lessee with respect to the applicable Site satisfies the requirements set forth in Section 12 of the Master Lease, setting forth the respective coverage, limits of liability, carrier, policy number and period of coverage.

                  (8) Environmental Audit. Each Participant, the Lessor, the
            Agent and the Owner Trustee shall have received an Environmental Audit with respect to the applicable Site, dated no earlier than five months prior to the applicable Site Acquisition Date, with respect to which it shall have received a letter from the environmental consultant to the effect that it shall be entitled to rely thereupon; and the Environmental Audit shall be satisfactory in form and substance to each Participant, the Lessor, the Agent and the Owner Trustee in their respective sole discretion.

                  (9) Construction Agency Agreement Supplement. On or prior to the applicable Site Acquisition Date, the Lessee and the Lessor shall have delivered to the Agent a Construction Agency Agreement Supplement with respect to the applicable Site fully executed by the Lessee, as Construction Agent, and the Lessor.


                                                      Participation Agreement 45

                  (10) Specific Assignment of Leases and Rents. On or prior to the applicable Site Acquisition Date, the Lessor shall have delivered to the Agent a Specific Assignment of Leases and Rents substantially in the form attached to the Master Assignment of Leases and Rents with respect to the applicable Site, together with a consent to and acknowledgment of such Specific Assignment of Leases and Rents duly executed by the Lessee.

                  (11) Lease Supplement. On or prior to the applicable Site
            Acquisition Date, the Lessee and the Lessor shall have delivered the original counterpart of the Lease Supplement executed by the Lessee and the Lessor with respect to the applicable Site to the Agent.

                  (12) Lender Mortgage. On or prior to the applicable Site
            Acquisition Date, the Lessor shall have delivered to the Agent a Lender Mortgage substantially in the form attached hereto as Exhibit G (with appropriate modifications for applicable state law) with respect to the applicable Site, together with a consent to and acknowledgment of such Lender Mortgage duly executed by the Lessee.

                  (13) Property Survey; Title Policies. At least one (1) week prior to the applicable Site Acquisition Date, the Lessee shall have delivered to the Lessor, Certificate Holders and Agent, on behalf of the Lenders, an American Land Title Association ("ALTA")/1992 (Urban) Survey of the applicable Land Interest certified to the Lessor, the Agent and the title company and otherwise in form reasonably acceptable to the Agent and a commitment to deliver the following title policies (the "Title Policies"): (x) an ALTA extended coverage owner's title insurance policy covering the applicable Site in favor of the Lessor and (y) an ALTA extended coverage lender's title insurance policy covering the applicable Site in favor of the Agent, on behalf of the Lenders. The owner's policy described in clause (x) shall be subject only to Permitted Exceptions, be in an amount not less than the Commitment for the applicable Site, be reasonably satisfactory to the Lessor and contain comprehensive, mechanics liens, encroachment, non-violation of covenants and restrictions, survey matters, recharacterization,
            3.1 zoning (based upon plans and specifications) endorsements and such other commercially available endorsements as may be requested by the Agent. The lender's title insurance policy described in clause (y) shall (i) be subject only to Permitted Exceptions, (ii) be in an amount not less than 97% of the amount of the related owner's title insurance policy, (iii) be reasonably satisfactory to the Agent and contain revolving credit, variable rate, usury, comprehensive, fraudulent conveyances, recharacterization, doing business, mechanics liens, encroachment, non-violation of covenants and restrictions, survey matters, recharacterization, 3.1 zoning (based upon plans and specifications) endorsements and such other commercially available endorsements as may be requested by the Agent.

                  (14) Title Representations. Title to the applicable Site shall conform to the representations and warranties set forth in Section 8(c)(9).


                                                      Participation Agreement 46

                  (15) No Default. There shall not have occurred and be
            continuing any Event of Default under any of the Operative Documents, and no Event of Default under any of the Operative Documents will have occurred after giving effect to the acquisition of the Land Interest requested by such Funding Request.

                  (16) Supplemental Opinions of Counsel of Lessee. On or prior to the applicable Site Acquisition Date, the Lessee shall have delivered to the Agent, each Participant and the Lessor a supplement to the opinion of Altheimer & Gray, counsel to the Lessee.

                  (17) UCC Financing Statements. Lessee and Lessor shall have executed and submitted for filing or recording, as applicable, Uniform Commercial Code financing statements (which may be in the form of amendments to existing financing statements) with respect to each new Site.

                  (18) Residual Value Insurance Policy. The Agent shall have received a residual value insurance policy with respect to such Site in form and amount and from an insurer satisfactory to the Agent and the Required Participants.

                  (19) Other Documents. The Lessee shall have delivered or
            caused to be delivered such other documents as the Lessor and Agent may reasonably request.

      (d) Conditions to Initial Construction Advance. In addition to the conditions precedent set forth above, for the first Advance with respect to any Identified Project for the payment of Construction of the applicable Improvements for such Identified Project, the obligation of the Certificate Holders to fund the related Equity Amount on such Funding Date and the obligation of each Lender to make the related Loan on such Funding Date, are subject to satisfaction or waiver of the following conditions precedent (it being understood that the Lessor's obligations shall not be subject to the following to the extent such conditions are actions required of the Lessor):

                  (1) Plans and Specifications; Construction Schedule;
            Construction Milestones. On or prior to the applicable Funding Date, the Lessee shall have delivered to the Agent the Plans and Specifications (which need not be final construction Plans and Specifications, and may be preliminary drawings and specifications), a schedule for Construction completion for the Improvements for the applicable Property, and the Construction Milestones, certified by the Construction Agent;

                  (2) Construction Budget. On or prior to the applicable Funding
            Date, the Lessee shall have delivered to the Agent the Construction Budget for the applicable Property, certified by the Construction Agent; and

                  (3) Construction Contract. On or prior to the applicable
            Funding Date, the Lessee shall have delivered to the Agent the Construction Contract for the Construction of the Improvements on the applicable Property, which Construction Contract and the contractor party thereto shall have been approved by the Required Participants, and under which Construction Contract, the cost of design


                                                      Participation Agreement 47
            of the applicable Improvements, including, without limitation, the applicable Plans and Specifications and the cost of Construction of such Improvements in accordance with such Plans and Specifications shall not exceed the applicable Construction Budget

All documents and instruments required to be delivered on each Site Acquisition Date shall be delivered at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, or at such other location as may be determined by the Agent and the Lessee.

SECTION 10. COMPLETION DATE CONDITIONS.

      (a) Completion Date. The Completion Date with respect to each Site shall be deemed to have occurred for purposes of the Operative Documents on the earlier of:

                  (1) the earliest date on which each of the following events shall have occurred:

                        (a) the Construction relating to such Site shall have
                  been substantially completed in accordance with the Plans and Specifications and all Applicable Law;

                        (b) such Site shall be ready for occupancy and operation
                  for its intended purpose in accordance with the Plans and Specifications, as evidenced by the issuance by the appropriate Governmental Authority of temporary and/or permanent certificates of occupancy for all of the Improvements (other than such Improvements that are not essential to the operation of such Site for its intended purpose in accordance with the Plans and Specifications) contemplated by the Plans and Specifications; and

                        (c) the Lessor and the Agent shall have received a
                  Completion Certificate from the Construction Agent substantially in the form of Exhibit F hereto (a "Completion Certificate"), or

                  (2) the Outside Completion Date.

      (b) Reappraisal Upon Completion. Within ten (10) days from the Completion Date for any Site, the Participants shall be entitled to require, at Lessee's sole cost and expense, a new Appraisal of such Site taking into account such Completion. Such new Appraisal shall use methodology similar to that of the Appraisal delivered in connection with the applicable Site Acquisition Date, with appropriate changes in assumptions. In the event such new Appraisal shall conclude that the Fair Market Sales Value of such Site upon such Completion or as of the end of the Basic Term, and as may be extended pursuant to Section 6(a) of the Master Lease, is less than the Site Balance (such amount, a "FMV Shortfall"), Lessee shall make a special lease payment to the Agent equal to such FMV Shortfall. Notwithstanding the foregoing, Lessee may elect, at Lessee's cost, to deliver to the Participants, the Agent and the Owner Trustee, not later than sixty (60) days prior to the Completion Date, a residual value insurance policy in amount, form and substance acceptable to each of the Participants, the Agent and the Owner Trustee from


                                                      Participation Agreement 48
an insurance company acceptable to the Participants, the Agent and the Owner Trustee, which will insure any loss from the value of the applicable Site being less than the applicable Site Balance. In such event, the Participants shall not request a new Appraisal.

SECTION 11. TRANSFERS OF LENDERS' INTERESTS.

      (a) Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with Applicable Law, at any time assign to one or more banks or other entities ("Transferees") all or any part of its rights and obligations under the Operative Documents or the Property subject to the consent of Lessee, which consent shall not be unreasonably withheld. Such assignment shall be substantially in the form of Exhibit J-1 or in such other form as may be agreed to by the parties thereto. The consent of the Lessee and the Agent shall be required prior to an assignment becoming effective with respect to a Transferee which is not a Lender or an Affiliate thereof; provided, however, that if an Event of Default has occurred and is continuing, the consent of the Lessee shall not be required. Such consent shall not be unreasonably withheld or delayed. Each such assignment with respect to a Transferee which is not a Lender or an Affiliate thereof shall (unless each of the Lessee and the Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000.00 or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment) or outstanding Loans (if the applicable Commitment has been terminated).

      (b) Effect; Effective Date. Upon (i) delivery to the Agent of an assignment, together with any consents required by Section 11(a), and (ii) payment of a $4,000 fee to the Agent for processing such assignment (unless such fee is waived by the Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Transferee to the effect that none of the consideration used to make the purchase of the Commitment and Loans under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Transferee in and under the Operative Documents or the Property will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Transferee shall for all purposes be a Lender party to this Agreement and any other Operative Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Operative Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Lessee, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the aggregate Commitments and Loans assigned to such Transferee. Upon the consummation of any assignment to a Transferee pursuant to this Section 11(b), the transferor Lender, the Agent and the Lessee shall, if the transferor Lender or the Transferee desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Transferee, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

      (c) Rights of Transferees. Each of the Lessee and the Lessor acknowledges and agrees that each Transferee, for purposes of Sections 13 and 14, shall be considered a Lender; provided, however, that each of the Lessee and the Lessor shall have no greater liability to any


                                                      Participation Agreement 49

Transferee than it would have had to the applicable Lender, except as reflected in amounts necessary to indemnify such Person on an After-Tax Basis.

      (d) Withholding Taxes; Disclosure of Information; Pledge Under Regulation A(1). (1) If any Lender (or the assignee in any Note, each a "Transferee") is organized under the laws of any jurisdiction other than the United States or any State thereof, then such Participant or Transferee, as applicable, shall (as a condition precedent to acquiring or participating in such Loan and so long as it shall be legally entitled to an exemption from withholding as a continuing obligation to the Lessor and the Lessee), furnish on a timely basis to the Agent, the Lessor and the Lessee in duplicate, for each taxable year of such Lender or Transferee during the Lease Term of the Master Lease, a properly completed and executed copy of either Internal Revenue Service Form W-8ECI or Internal Revenue Service Form W8-BEN or Internal Revenue Service Form W-9 and any additional form (or such other form) as is necessary to claim complete exemption from United States withholding taxes (wherein such Lender or Transferee claims entitlement to complete exemption from United States withholding taxes on all payments hereunder), and provide on a timely basis to the Agent, the Lessor and the Lessee a new Internal Revenue Service Form W-8ECI or Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-9 and any such additional form (or any successor form or forms) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such Lender or Transferee, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption. By its acceptance of a participation or assignment of a Lender's Note, each Transferee shall be deemed bound by the provisions set forth in this Section 11.

                  (2) Subject to Section 6(c)(4) hereof (except in the case of disclosure of information in connection with Section 11(d)(3) below), any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11, disclose to the assignee or participant or proposed assignee or participant any information relating to the Lessee.

                  (3) Anything in this Section 11 to the contrary
            notwithstanding, any Lender may assign and pledge all or any portion of the Notes held by it to any Federal Reserve Bank, the United States Treasury or to any other financial institution as collateral security pursuant to Regulation A of the F.R.S. Board and any operating circular issued by the Federal Reserve System and/or the Federal Reserve Bank or otherwise.

SECTION 12. TRANSFERS OF CERTIFICATE HOLDERS' INTEREST.

      (a) Assignments. All or any part of the interest of any Certificate Holder in, to or under this Participation Agreement, the other Operative Documents, the Property or the Trust may be assigned or transferred by such Certificate Holder at any time, subject to the consent of Lessee, which consent shall not be unreasonably withheld, to (i) any Affiliate of such Certificate Holder, (ii) any other Participant or any Affiliate of any such other Participant, or (iii) with the consent of the Agent (such consent not to be unreasonably withheld), to any other Person; provided, however, that (A) prior to a Lease Event of Default, no interest shall be assigned to


                                                      Participation Agreement 50

Lessee or any Affiliate of Lessee; (B) except as provided in (C) below, each such assignment is in an amount equal to not less than twenty percent (20%) of the sum of the aggregate amount of the Available Equity Commitments and the outstanding Equity Amounts of all Certificate Holders (the "Permitted Equity Assignment Amount"); (C) with respect to an assignment to a Lender or an Affiliate of a Lender, each such assignment is in an amount equal to not less than the product of (x) the sum of the Available Equity Commitment, if any, and outstanding Equity Amounts of the assignor Certificate Holder and (y) the fraction, expressed as a decimal, obtained by dividing the sum of the Available Loan Commitments and outstanding principal amount of Loans of such Lender by the sum of the aggregate amounts of the Available Loan Commitments and Loans of all Lenders; and (D) in any event, and the assignor Certificate Holder retains an interest equal to not less than the Permitted Equity Assignment Amount; and, provided, further, that notice is given to the Owner Trustee and (A) each assignment or transfer shall comply with all applicable securities laws; and (B) the assignee, if it is not a Participant immediately prior to such assignment, will deliver to the Agent a completed administrative questionnaire in form and substance acceptable to the Agent. The Agent shall receive an administrative fee of $4,000 from the applicable transferor or transferee in connection with any assignment or participation under this Section 12. Each assignee or transferee acknowledges that the obligations to be performed from and after the date of such transfer or assignment under this Participation Agreement and all other Operative Documents are its obligations, including the obligations imposed by this Section 12(a) (and the transferor and transferee Participant shall deliver to the Lessee and the Lessor an Assignment Agreement, in substantially the form of Exhibit J-2, executed by the assignee or transferee) and further represents and warrants to each Participant and the Lessee as set forth in Section 6 and that:

            (i) it has a net worth or combined capital and surplus of not less than four (4) times the Certificate Holder's Commitment;

            (ii) it has the requisite power and authority to accept such assignment or transfer;

            (iii) it will not transfer any interest in the Trust unless the proposed transferee makes the foregoing representations and covenants;

            (iv) it will not take any action with respect to such interest in the Trust that would violate any applicable securities laws; and

            (v) it will not assign or transfer any interest in the Trust except in compliance with this Section 12.

      (b) Rights of Transferees. Each of the Lessee and the Lessor acknowledges and agrees that each Transferee, for purposes of Sections 13 and 14, shall be considered a Certificate Holder; provided, however, that each of the Lessee and the Lessor shall have no greater liability to any Transferee than it would have had to the applicable Certificate Holder transferor, except as reflected in amounts necessary to indemnify such Person on an After-Tax Basis.

      (c) Withholding Taxes; Disclosure of Information; Pledge Under Regulation A(1) . (1) If any Certificate Holder (or the assignee of any Equity Amount, each also a "Transferee") is


                                                      Participation Agreement 51
organized under the laws of any jurisdiction other than the United States or any State thereof, then such Participant or Transferee, as applicable, shall (as a condition precedent to acquiring or participating in such Equity Amount and so long as it shall be legally entitled to an exemption from withholding as a continuing obligation to the Lessor and the Lessee), furnish on a timely basis to the Agent, the Lessor and the Lessee in duplicate, for each taxable year of such Certificate Holder or Transferee during the Lease Term of the Master Lease, a properly completed and executed copy of either Internal Revenue Service Form W-8ECI or Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-9 and any additional form (or such other form) as is necessary to claim complete exemption from United States withholding taxes (wherein such Lender, the Lessor or Transferee claims entitlement to complete exemption from United States withholding taxes on all payments hereunder), and provide on a timely basis to the Agent, the Lessor and the Lessee a new Internal Revenue Service Form W-8ECI or Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-9 and any such additional form (or any successor form or forms) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such Certificate Holder or Transferee, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption. By its acceptance of a participation or assignment of all or any portion of a Certificate Holder's Equity Amounts, each Transferee shall be deemed bound by the provisions set forth in this Section 12.

                  (2) Subject to Section 6(c)(4) hereof (except in the case of disclosure of information in connection with Section 12(c)(3) below), any Certificate Holder may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 12, disclose to the assignee or participant or proposed assignee or participant any information relating to the Lessee.

                  (3) Anything in this Section 12 to the contrary
            notwithstanding, any Certificate Holder may assign and pledge all or any portion of its interest in the Trust held by it to any Federal Reserve Bank, the United States Treasury or to any other financial institution as collateral security pursuant to Regulation A of the F.R.S. Board and any operating circular issued by the Federal Reserve System and/or the Federal Reserve Bank or otherwise.

SECTION 13. GENERAL TAX INDEMNITY.

      (a) Tax Indemnitee Defined. For purposes of this Section 13, "Tax Indemnitee" means (x) each Participant, the Lessor and the Affiliates of each of the foregoing, and the Owner Trustee, both in its individual capacity and as trustee, and each of their respective successors, assigns, servants, agents, officers, directors and employees and the Trust Estate, and (y) except with respect to any Taxes relating to a Site during the applicable Construction Period for such Site, each Lender and its Affiliates, and each of their respective successors, assigns, servants, agents, officers, directors and employees.

      (b) Taxes Indemnified. The Lessee agrees to pay promptly when due, and will indemnify and hold harmless each Tax Indemnitee on an After-Tax Basis against, all taxes, fees, withholdings, and governmental charges attributable to the transactions contemplated herein


                                                      Participation Agreement 52
including all license, recording, documentary, registration, transfer taxes, and other fees and all taxes (including, without limitation, income, adjusted gross income, gross receipts, franchise, net worth, capital, sales, rental, use, value added, property (tangible and intangible), ad valorem, excise and stamp taxes), fees, levies, imposts, recording duties, charges, assessments or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax or interest thereon (individually, a "Tax" and collectively called "Taxes"), however imposed (whether imposed upon any Tax Indemnitee, the Lessee, or all or any part of the Sites or any payment made in connection with the transactions contemplated hereunder), by any Federal, state or local government or taxing authority in the United States of America, or by any government or taxing authority of a foreign country, of any political subdivision or taxing authority thereof or by a territory or possession of the United States of America or an international taxing authority, upon or with respect to, based upon or measured by:

                  (1) the Sites or any part thereof;

                  (2) the location, replacement, conditioning, refinancing,
            control, purchase, repossession, improvement, maintenance, redelivery, manufacture, acquisition, purchase, ownership, acceptance, rejection, delivery, non-delivery, leasing, subleasing, transportation, insuring, inspection, registration, assembly, abandonment, preparation, installation, possession, use, operation, return, presence, storage, repair, transfer of title, modification, rebuilding, import, export, alteration, addition, replacement, assignment, overhaul, transfer or registration, imposition of any lien, sale or other disposition of the Sites or any part thereof or interest therein;

                  (3) the rentals, receipts or earnings arising from the
            Operative Documents or from the purchase, ownership, delivery, leasing, possession, use, operation, return, storage, transfer of title, sale or other disposition of the Sites or any part thereof;

                  (4) any or all of the Operative Documents or the Development
            Agreements;

                  (5) the income or other proceeds received with respect to the
            Sites, held by the Owner Trustee under the Trust Agreement; or

                  (6) otherwise with respect to or by reason of the transactions described in or contemplated by the Operative Documents.

      (c) Taxes Excluded. The indemnity provided for in paragraph 13(b) above shall not extend to any of the following (in each case, except in the case of Taxes otherwise indemnifiable under the Operative Documents, additional amounts necessary to indemnify a Tax Indemnitee for such Taxes on an After-Tax Basis):

                  (1) Federal income taxes;

                  (2) in the case of each Tax Indemnitee which is a Lender, (i)
            net income taxes and (ii) other taxes that would not have been incurred but for such Indemnitee or a person related thereto being organized in the jurisdiction


                                                      Participation Agreement 53
            imposing such taxes or conducting activities therein that are unrelated to the Overall Transaction;

                  (3) in the case of each Certificate Holder, (i) net income taxes other than net income taxes imposed by jurisdictions in which such Indemnitee is not otherwise subject to such taxes to the extent such net income taxes exceed the net income taxes that would have been payable if such jurisdiction had treated the Master Lease as a secured loan consistent with the parties' intention and (ii) other taxes that would not have been incurred but for such Indemnitee or a person related thereto being organized in the jurisdiction imposing such taxes or conducting activities therein that are unrelated to the contemplated transactions;

                  (4) in the case of the Lessor, income, franchise, conduct of business or similar taxes that are imposed on the Lessor and not the Certificate Holders and that, if imposed on the Certificate Holders, would not have been indemnified against;

                  (5) Taxes imposed on or measured by the net or gross income, excess profits, receipts, minimum or alternative minimum taxable income, capital, net worth, tax preferences, accumulated earnings or capital gains of a Tax Indemnitee or that are conduct of business, doing business or franchise Taxes of such Tax Indemnitee (other than any Taxes which are, or are in the nature of, sales, use, value added, transfer, excise, rental, license, ad valorem or property Taxes imposed by reason of the location, use, operation or presence of a Site or any part thereof or a Person which is the Lessee, any sublessee, any sub-sublessee, assignee or any other Person using through any of the foregoing (including any Affiliate of any of the foregoing, but excluding the Lessor, any Participant or any Affiliate of any such excluded Person) (each, a "Lessee Person") in such jurisdiction or the fact that any payment by a Lessee Person contemplated by the Operative Documents is made from such jurisdiction) ("Income Taxes") imposed by the United States or any state or local government or taxing authority within the United States; provided, however, provisions of this clause (5) relating to Income Taxes shall not exclude from the indemnity described in this
            Section 13 any state or local Income Taxes imposed by reason of the location, use, operation or presence of any Improvement or any part thereof in any state in which a Site is located, other than any state which such Tax Indemnitee agrees in writing (on or prior to the Improvements becoming subject to the Operative Documents) is excluded from the indemnity otherwise implied by the proviso to this clause 5;

                  (6) Taxes arising out of or measured by acts, omissions,
            events or periods of time (or any combination of the foregoing) which occur after (and are not attributable to acts, omissions or events occurring contemporaneously with or prior to) the payment in full of all amounts payable by the Lessee pursuant to and in accordance with the Operative Documents, or the earlier discharge in full of the Lessee's payment obligations under and in accordance with the Master Lease and the other Operative Documents, and the earliest of (x) the expiration of the Lease Term and return of the Sites in accordance with the return provisions of the


                                                      Participation Agreement 54

            Master Lease, (y) the termination of the Master Lease in accordance with the applicable provisions of the Master Lease and return or disposition of the Sites in accordance with the Master Lease, or (z) the termination of the Master Lease in accordance with the applicable provisions of the Master Lease and the transfer of all right, title and interest in the Sites to the Lessee pursuant to its exercise of any of its purchase options (other than sales or other transfer taxes as imposed thereon) except that, notwithstanding anything to the contrary, Taxes incurred in connection with the exercise of any remedies following the occurrence of a Lease Event to Default shall not be excluded from the indemnity;

                  (7) Taxes imposed on a Tax Indemnitee that would not have been imposed but for the willful misconduct or gross negligence of any Tax Indemnitee (other than gross negligence or willful misconduct not actually committed by but instead imputed to, such Indemnitee by reason of such Tax Indemnitee's participation in the transactions and entering into the Operative Documents) or the breach by any Tax Indemnitee of any representation, warranty or covenant set forth in the Operative Documents;

                  (8) Taxes imposed on a Tax Indemnitee which became payable by reason of any transfer or disposition by such Tax Indemnitee of any interest in some or all of the Sites, the Operative Documents, any other Tax Indemnitee or the Trust Estate other than (A) Taxes that result from transfers or dispositions which occur while a Lease Event of Default has occurred and is continuing or (B) Taxes that result from any transfer or disposition pursuant to the terms of the Master Lease (other than Section 19(b) thereof if clause (A) of this Section 13(c)(8) is not applicable);

                  (9) Taxes imposed upon the Owner Trustee with respect to any trustee's fees for services rendered in its capacity as trustee;

                  (10) Taxes that have been included in Property Cost or
            Transaction Expenses; and

                  (11) If Lessee cannot under Applicable Law pay any Taxes
            directly on behalf of a Tax Indemnitee, the failure of such Tax Indemnitee to pay such Taxes for which the Lessee has timely advanced the funds to such Tax Indemnitee to pay such Taxes.

Notwithstanding any of the exclusions otherwise set forth in Section 13(c)(1) through (10), the indemnity set forth in Section 13(b) shall apply to any Illinois franchise taxes imposed on or with respect to the Lessor if:

      (a) the Lessor is a Delaware business trust and (i) files its relevant Illinois tax returns and reports in a manner consistent with such status or (ii) files its relevant Illinois tax returns and reports in a manner inconsistent with such status as the result of, or in response to, any act, omission or breach of any representation, warranty or covenant of a Lessee Person;


                                                      Participation Agreement 55

      (b) any Lessee Person prepares or files a Filing (within the meaning of Section 13(g) pursuant to Section 13(g)) in a manner inconsistent with the status of the Lessor as a Delaware business trust; or

      (c) the Lessor changes its status from that of a Delaware business trust as the result of, or in response to, any act, omission or breach of any representation, warranty or covenant of a Lessee Person or in connection with the exercise of any remedies following the occurrence of a Lease Event of Default.

      (d)   Payments to the Lessee.

                  (1) If any Tax Indemnitee or any Affiliate of any Tax
            Indemnitee actually shall realize a Tax benefit (whether by way of deduction, credit, allocation or apportionment or otherwise) with respect to a Tax not indemnifiable hereunder which would not have been realized but for any Tax with respect to which Lessee has reimbursed or indemnified such Tax Indemnitee on an After-Tax Basis pursuant to the Operative Documents, which benefit was not previously taken into account in determining the amount of the Lessee's payment to such Tax Indemnitee, such Tax Indemnitee shall pay to the Lessee, on an After-Tax Basis, an amount equal to the amount of such Tax benefit; provided, however, that no payment shall be made as long as a Payment Default or a Lease Event of Default is continuing; provided further, however, that no Tax Indemnitee shall be required to pay to the Lessee any Tax benefit to the extent such payment is greater than the amount of such Taxes in respect of which the reimbursement or indemnification was paid by Lessee, reduced by all prior payments by such Tax Indemnitee under this Section 13(d) in respect of such amount; any payment to the Lessee which is so limited shall, to the extent of such unpaid excess, be carried over and shall be available to offset any future obligations of the Lessee under this Section 13). If such repaid Tax benefit is thereafter lost, the additional Tax payable shall be treated as a Tax indemnifiable hereunder without regard to the exclusions set forth in Section 13.

                  (2) Upon receipt by a Tax Indemnitee of a refund or credit of all or part of any Taxes paid or indemnified against by the Lessee, which refund or credit was not previously taken into account in determining the amount of the Lessee's payment to such Tax Indemnitee, such Tax Indemnitee shall pay to the Lessee, on an After-Tax Basis, an amount equal to the amount of such refund, plus any interest received by or credited to such Tax Indemnitee with respect to such refund; provided, however, that no such payment shall be made as long as a Payment Default or a Lease Event of Default is continuing.

                  (3) The Tax Indemnitee will, at the Lessee's expense, pursue refunds and tax benefits that would result in any such payments to the Lessee, but only if the Tax Indemnitee has been notified in writing by the Lessee that such refunds or tax benefits are available.


                                                      Participation Agreement 56

      (e) Procedures. Any amount payable to a Tax Indemnitee pursuant to paragraph 13(b) shall be paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable, provided, however, that such amount need not be paid prior to the later of (i) the date on which such Taxes are due or (ii) in the case of amounts which are being contested pursuant to paragraph 13(f) hereof, the time such contest (including all appeals permitted hereunder) is finally resolved; provided, further, that with respect to Taxes of a recurring nature, the Tax Indemnitee shall only be required to provide one such written notice. Any amount payable to the Lessee pursuant to paragraph 13(d) shall be paid within thirty (30) days of the day on which a return (including estimated tax returns) is filed reflecting such Tax benefit or promptly after the Tax Indemnitee actually receives a refund giving rise to a payment under paragraph 13(d), and shall be accompanied by a written statement by the Tax Indemnitee setting forth in reasonable detail the basis for computing the amount of such payment. Within thirty (30) days following the Lessee's receipt of any computation from the Tax Indemnitee, the Lessee may request that an accounting firm reasonably acceptable to the Tax Indemnitee determine whether such computations of the Tax Indemnitee are correct. Such accounting firm shall be requested to make the determination contemplated by this paragraph 13(e) within thirty (30) days of its selection. In the event such accounting firm shall determine that such computations are incorrect, such firm shall determine what it believes to be the correct computations. The Tax Indemnitee shall cooperate with such accounting firm and supply it with all information necessary to permit it to accomplish such determination (which information shall be held by such firm in confidence). The computations of such accounting firm shall be final, binding and conclusive upon the parties and the Lessee shall have no right to inspect the books, records or tax returns of the Tax Indemnitee (or the information supplied by the Tax Indemnitee to the accounting firm) to verify such computation or for any other purpose. All fees and expenses of the accounting firm payable under this Section 13(e) shall be borne by the Lessee, except that if such accounting firm's computation shall result in a decrease in the amount due from, or an increase in the amount payable to, the Lessee by more than the greater of 5% or $10,000, then the Tax Indemnitee shall bear the cost of such accounting firm.

      (f) Contest. If any claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Tax as to which the Lessee may have an indemnity obligation hereunder, or if any Tax Indemnitee shall determine that any Tax as to which the Lessee may have an indemnity obligation hereunder may be payable, such Tax Indemnitee shall promptly notify the Lessee in writing and shall not take any action with respect to such claim, proceeding or Tax without the consent of the Lessee for thirty (30) days after receipt of such notice by the Lessee unless the failure to take action could result in the imposition of penalties or fines or material danger of sale, forfeiture or loss of, or the creation of any Lien on, the Sites or any portion thereof or interest therein; provided, however, that any failure to provide such notice shall not relieve the Lessee of any obligation to indemnify any Tax Indemnitee hereunder unless the contest is precluded as a result of such failure and such failure arises out of or is caused by the misconduct or negligence (excluding imputed negligence) of such Tax Indemnitee; provided, further, however, that if such Tax Indemnitee shall be required by law or regulation to take action with respect to any such claim, proceeding or Tax prior to the end of such thirty (30) day period such Tax Indemnitee shall, in such notice to the Lessee, so inform the Lessee and such Tax Indemnitee shall not take any action with respect to such claim, proceeding or Tax without


                                                      Participation Agreement 57
the consent of the Lessee before the date on which such Tax Indemnitee shall be required to take action. If, within thirty (30) days after its receipt of such notice (or such shorter period referred to in the preceding sentence), the Lessee shall request in writing that such Tax Indemnitee contest the imposition of such Tax, the Tax Indemnitee shall, at the expense of the Lessee, in good faith contest (including by pursuit of appeals, excluding any requirement to appeal to the U.S. Supreme Court), and shall not settle without the Lessee's consent (such consent not to be unreasonably withheld), or if such contest can be pursued independently from any other proceeding involving a Tax liability of such Tax Indemnitee (a "Lessee-Controlled Contest"), the Tax Indemnitee shall allow the Lessee to contest the validity, applicability or amount of such Tax (other than withholding or net income Taxes indemnifiable hereunder) by, in the sole discretion of the Person conducting such contest:

                  (1) resisting payment thereof;

                  (2) not paying the same except under protest, if protest shall be necessary and proper; or

                  (3) if payment shall be made, using reasonable efforts to
            obtain a refund thereof in appropriate administrative and judicial proceedings;

      provided, however, that in no event shall such Tax Indemnitee be required to contest (or permit the Lessee to contest) the imposition of any Tax for which the Lessee may be obligated unless: (t) if a Payment Default or a Lease Event of a Default shall have occurred and be continuing, Lessee shall either (I) provide security for such tax indemnity obligations that is reasonably acceptable to such Tax Indemnitee or (II) pay such Tax, (u) in the case of net income Taxes indemnifiable hereunder, the amount of the claim and all future related claims exceeds $25,000, (v) in the case of net income and non-U.S. withholding Taxes indemnifiable hereunder, the Lessee shall have delivered to the Certificate Holders an opinion of tax counsel chosen by, and reasonably acceptable to, the Certificate Holders to the effect that there is substantial authority to contest such claim,
      (w) the Lessee shall have acknowledged in writing its liability hereunder if the contest is unsuccessful, (x) the Lessee shall have agreed to pay such Tax Indemnitee all costs and expenses that such Tax Indemnitee shall incur in connection with contesting such claim (including all reasonable legal and accounting fees and disbursements and internally allocated time charges), (y) the Certificate Holders shall have reasonably determined that action to be taken will not result in any material danger of sale, forfeiture or loss of the Sites or any portion thereof or interest therein and (z) if such contest shall involve payment of the claim, the Lessee shall advance the amount thereof, plus interest, penalties and additions to Tax with respect thereto, to such Tax Indemnitee on an interest-free basis and on an After-Tax Basis to such Tax Indemnitee. The Tax Indemnitee shall consult in good faith with the Lessee regarding the conduct of any contest controlled by such Tax Indemnitee and shall allow the Lessee to attend all hearings at which unrelated issues are not discussed and to comment upon all related submissions in such Tax Indemnitee-controlled contests and vice versa. Notwithstanding the above, if Lessee has reasonably withheld its consent to settlement, a Tax Indemnitee may settle and will not be required to contest the imposition of any Taxes if such Tax Indemnitee shall waive its right to indemnity with respect to such Taxes and shall have


                                                      Participation Agreement 58
      paid to the Lessee any and all funds paid by the Lessee to such Tax Indemnitee with regard to such contested amount (other than those described in clause (x) of this Section 13(f)) plus any interest which the Lessee paid on such funds. Any contest by the Lessee or at the Lessee's request shall be subject to the following requirements: (i) such contest shall be conducted in good faith by appropriate proceedings which have the effect of staying the enforcement of the lien for such Taxes and the sale, forfeiture or other loss of the applicable Site during the pendency of such contest, (ii) none of the Lessor, the Owner Trustee, the Agent and the Participants shall be subject to any risk of criminal liability or material civil liability by virtue of the matters being contested or such proceedings, and (iii) the Lessee, in accordance with prudent practice, has set aside adequate reserves for the payment thereof and has provided evidence reasonably acceptable to the Agent, the Lessor and the Participants of such reserves.

      (g) Reports. In the event any report, return or statement or any certification or procedure (a "Filing") with respect to Taxes is required to be made with respect to any Tax that may be subject to indemnification under this
Section 13, the Lessee will, at the Lessee's expense, either prepare and file such Filing (and in the case of any Filing which is required to be filed on the basis of individual Sites, such Filing shall be prepared and filed in such manner as to show as required the interests of each Tax Indemnitee in such Sites) or, if it shall not be permitted to file the same, it will notify each Tax Indemnitee of such reporting requirements, prepare such Filing in such manner as shall be reasonably satisfactory to each Tax Indemnitee and deliver the same to each Tax Indemnitee within a reasonable period prior to the date the same is to be filed; provided, however, that the relevant Tax Indemnitees shall have furnished the Lessee, at the Lessee's request and expense, within a reasonable time, with such information, not within the control of (nor reasonably available to) the Lessee, in such Tax Indemnitee's control (or which is reasonably available to such Tax Indemnitee) and is necessary to complete such Filing.

      (h) Non-Parties. If a Tax Indemnitee is not a party to this Participation Agreement, Lessee may require the Tax Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this Section 13 prior to making any payment to such Tax Indemnitee under this Section 13.

      (i) Survival. The provisions of this Section 13 shall continue in full force and effect, notwithstanding the expiration or termination of any Operative Document, until all obligations hereunder have been met and all liabilities hereunder paid in full.

      (j) Construction Period. Notwithstanding the foregoing, during the Construction Period, (i) the Lessor, in lieu of the Lessee, shall indemnify all Lender Indemnitees under this Section 13, to the same extent that the Lessee is obligated to so indemnify such parties absent the provisions of this subsection
(j), (ii) the Lessee will indemnify the Lessor for all obligations of the Lessor under this subsection (j), and (iii) the Lessor hereby assigns to each of the Lender Indemnitees the Lessor's right to indemnification by the Lessee under this subsection (j) to the extent of any claim by the respective Lender Indemnitee under this Section 13. Any indemnification by the Lessor shall be subject to all of the provisions of this Section 13 to the same extent as applicable to indemnification by the Lessee under this Section 13.


                                                      Participation Agreement 59

SECTION 14. GENERAL INDEMNITY.

      (a) Indemnification. The Lessee does hereby assume liability for, and does hereby agree to indemnify, defend, protect, save and keep harmless, on an After-Tax Basis, each Indemnified Person from and against any and all liabilities, obligations, losses, damages, penalties, claims (including, without limitation, claims involving strict or absolute liability in tort, warranty claims, claims based on negligence, products liability or statutory liability or claims for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law or alleged injury or threat of injury, to health, safety, the environment or natural resources), actions, suits, costs, expenses (including transfer taxes) and disbursements (including, without limitation, reasonable legal fees and expenses and Owner Trustee's Expenses) of any kind and nature whatsoever (all of the foregoing being referred to as Claims) which may be imposed on, incurred by or asserted against such Indemnified Person, whether or not such Indemnified Person shall also be indemnified as to any such Claim by any other Person, in any way relating to or arising out of:

                  (1) this Participation Agreement or any other Operative
            Document, or any document contemplated hereby or thereby; or the execution, delivery or performance or non-performance or enforcement of any of the terms of this Participation Agreement or any other Operative Document by the Lessee, the Owner Trustee or the Participants or any other Person;

                  (2) the Sites or any part thereof or the purchase,
            manufacture, design, financing, refinancing, construction, acceptance, rejection, ownership, management, acquisition, delivery, non-delivery, occupancy, lease, ground lease, sublease, rental, preparation, inspection, installation, modification, substitution, possession, use, non-use, operation, maintenance, condition, registration, repair, transportation, transfer of title, any action taken by Lessee or requested by Lessee under Section 8(d) of the Master Lease, abandonment, rental, importation, exportation, sale (including, without limitation, any sale pursuant to the Master Lease), retirement, return, storage or other disposition of the Sites or any part thereof or any accident in connection therewith (including, without limitation, latent and other defects, whether or not discoverable, whether preexisting or not and any Claim for patent, trademark or copyright infringement) or the failure of any Site to be located wholly within the land related thereto;

                  (3) the Development Agreements;

                  (4) the performance of any labor or services or the furnishing of any materials or other property in respect of the Sites or any part thereof by or on behalf of or with the knowledge of the Lessee or any Affiliate;

                  (5) any negligence or tortious acts on the part of the Lessee or any Affiliate or any agents, contractors, sublessee, franchisees, licensees or invitees thereof;


                                                      Participation Agreement 60

                  (6) any alterations, changes, modifications, new construction or demolition of any of the Sites or any part thereof;

                  (7) any violation of law by the Lessee, any sublessee of
            Lessee or any Affiliate of the Lessee or any such sublessee; or any breach of any covenant, warranty or representation in any Operative Document by the Lessee or any certificate required to be delivered pursuant to any Operative Document by the Lessee or any Affiliate;

                  (8) the offer, issue, sale, purchase or delivery of any
            interest in the Trust Estate (including the trust certificates) or the Trust Agreement or any similar interest or in any way resulting from or arising out of the Trust Agreement and the Trust Estate (including Claims arising under or resulting from applicable Federal, state or foreign securities laws or common law);

                  (9) the imposition of any Lien on any of the Sites (other than
            Permitted Liens or Lessor Liens) or the enforcement of any agreement, restriction or legal requirement affecting any of the Sites;

                  (10) a disposition of the Sites or any part thereof in
            connection with a termination of the Master Lease pursuant to Sections 11 or 16 of the Master Lease;

                  (11) the transactions contemplated by the Master Lease or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code; or

                  (12) the presence, Release or threat of Release into the
            environment of any Hazardous Substances; the presence on or under any Sites of any Hazardous Substances, or any Releases, threats of Release or discharges of any Hazardous Substances on, under or from any Sites, irrespective of when such presence, Release, threat of Release or discharge of Hazardous Substances occurred or originated; any activity carried on or undertaken on or off any Sites in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substances (including, without limitation, from any corrective action plan and the development and implementation thereof); any residual contamination on, under or from any Sites and affecting any natural resources or any property of others; in any and all such circumstances irrespective of whether any of such activities were undertaken in accordance with Applicable Law, or whether claims with respect thereto are made pursuant to Environmental Law.

      DURING THE LEASE TERM OF ANY SITES, THE LESSEE AGREES THAT NEITHER THE CERTIFICATE HOLDERS NOR THE OWNER TRUSTEE (INCLUDING WILMINGTON TRUST COMPANY, INDIVIDUALLY) SHALL BE LIABLE TO THE LESSEE FOR ANY CLAIM CAUSED DIRECTLY OR


                                                      Participation Agreement 61

      INDIRECTLY BY THE INADEQUACY OF SUCH SITES OR ANY PART THEREOF FOR ANY PURPOSE OR ANY DEFICIENCY OR DEFECT THEREIN OR ANY FAILURE OF TITLE WITH RESPECT THERETO (OTHER THAN BY VIRTUE OF LESSOR LIENS OR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE CERTIFICATE HOLDERS OR THE OWNER TRUSTEE) OR THE USE OR MAINTENANCE THEREOF OR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO OR ANY DELAY IN PROVIDING OR FAILURE TO PROVIDE ANY THEREOF OR ANY INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF OR ANY LOSS OF BUSINESS, ALL OF WHICH SHALL BE THE RISK AND RESPONSIBILITY OF THE LESSEE.

      (b) Survival. Unless otherwise expressly provided in the Operative Documents, the obligations, agreements, rights and liabilities of the Lessee, the Owner Trustee and each Indemnified Person arising under this Section shall continue in full force and effect, notwithstanding the expiration or other termination of the Master Lease or this Participation Agreement. Until all obligations have been met, all liabilities arising under this Section 14 shall be enforceable by the Lessee, the Owner Trustee and each Indemnified Person and their successors, assigns and agents.

      (c) Certain Exceptions. Notwithstanding the foregoing, the Lessee shall not assume liability for or indemnify, defend, protect, save and keep harmless pursuant to Section 14(a) hereof (i) any Indemnified Person from and against any Claims to the extent arising out of any act, occurrence or omission (other than (x) an act or omission of, or an occurrence caused by, or attributable to, the Lessee or (y) for any Site, if the Lessee shall duly exercise and consummate the Sale Option with respect to such Site, occurring during or attributable to any period ending on or before the consummation of such Sale Option) on, under, in or from any Site after the Return Date with respect to such Site; (ii) any Indemnified Person for any Claim that is a Tax or a loss of Tax benefits or the costs and expenses of contesting any Tax or loss of tax benefits, except to provide indemnification under this Section 14 on an After-Tax Basis; (iii) any Indemnified Person for any Claim to the extent it results from any failure on the part of such Indemnified Person to comply with any representation, warranty, agreement or covenant of such Indemnified Person in favor of the Lessee in any Operative Document except to the extent such failure to comply resulted from any default by the Lessee under any Operative Document; provided, however, that the failure of any Indemnified Person to comply with any such representation, warranty, agreement or covenant shall not affect the rights of any other Indemnified Person hereunder; (iv) any Indemnified Person for any Claim to the extent a court of competent jurisdiction shall have determined that such Claim results from acts which would constitute the willful misconduct or gross negligence (or, in the case of an Indemnified Person operating the business conducted at such Site, negligence) of such Indemnified Person or a related Indemnified Person (it being agreed that for purposes of this clause (iv) the Owner Trustee shall be deemed a related Indemnified Person of the Certificate Holders only to the extent it acts on the written instructions of the Certificate Holders); provided that: (A) negligence or gross negligence or willful misconduct will not be imputed to such Indemnified Person, the Certificate Holders or any related Indemnified Person solely as a result of the Owner Trustee's ownership of or ground leasehold interest in Sites; (B) the willful misconduct or gross negligence of an Indemnified Person shall not affect the rights of any other Indemnified Person


                                                      Participation Agreement 63
hereunder; and (C) with respect to the Owner Trustee, it shall not constitute willful misconduct or gross negligence of Wilmington Trust Company to rely on the written instructions of the Certificate Holders; or (v) a transfer of the Trust Estate by Certificate Holders or Owner Trustee (other than to Lessee or an Affiliate of Lessee or as the result of or during a Lease Event of Default or an Event of Loss).

      The indemnities set forth in this Section shall not constitute a guarantee, representation or warranty to any Indemnified Person of or as to the value or useful life of any Site.

      (d) Claims Procedure. An Indemnified Person shall, after obtaining actual knowledge thereof, promptly notify Lessee of any Claim as to which indemnification is sought (unless Lessee theretofore has notified such Indemnified Person of such Claim); provided, however, that the failure to give such notice shall not release Lessee from any of its obligations under this
Section 14, except to the extent that failure to give notice of any action, suit or proceeding against such Indemnified Person is shown to increase Lessee's liability under such Claim from that which would have existed if the failure to give notice had not occurred. Subject to the following paragraph, Lessee agrees to defend such Claim and shall at its sole cost and expense be entitled to control, and shall assume full responsibility for, the defense of such Claim; provided, however, that Lessee shall keep the Indemnified Person that is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnified Person with all information with respect to such proceeding as such Indemnified Person reasonably requests; and provided, further, that in the event Lessee fails to defend such Claim, Lessee shall pay the reasonable costs and expenses (including reasonable legal fees and expenses) of the Indemnified Person in defending such Claim.

      Notwithstanding any of the foregoing to the contrary, Lessee shall not be entitled to control and assume responsibility for the defense of such Claim if
(1) a Lease Default or Lease Event of Default exists, and the Indemnified Person notifies Lessee that it is no longer permitted to control the defense of such Claim, (2) such proceeding involves any material danger of the sale, forfeiture or loss of, or the creation of any Lien (other than any Permitted Lien) on, any Site, (3) the amounts involved, in the good faith opinion of such Indemnified Person, are likely to have a materially adverse effect on the business of such Indemnified Person other than the ownership, leasing and financing of the Sites,
(4) in the good faith opinion of such Indemnified Person, there exists an actual or potential conflict of interest such that it is advisable for such Indemnified Person to retain control of such proceeding or (5) such Claim or liability involves the possibility of criminal actions or liability to such Indemnified Person. In the circumstances described in clauses (1) through (5), the Indemnified Person shall be entitled to control and assume responsibility for the defense of such Claim or liability at the expense of Lessee. In addition, any Indemnified Person, at its own expense, may (A) participate in any proceeding controlled by Lessee pursuant to this Section 14(d) and (B) employ separate counsel. Lessee may in any event participate in all such proceedings at its own cost. Nothing contained in this Section 14(d) shall be deemed to require an Indemnified Person to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

      (e) Subrogation. If a Claim indemnified by Lessee under this Section 14 is paid in full by Lessee and/or an insurer under a policy of insurance maintained by Lessee, or if payment of the Claim has otherwise been provided for in full in a manner reasonably satisfactory to the


                                                      Participation Agreement 63

Indemnified Person, Lessee and/or such insurer, as the case may be, shall be subrogated to the extent of such payment (or provision) to the rights and remedies of the Indemnified Person (other than under insurance policies maintained by such Indemnified Person) on whose behalf such Claim was paid (or provided for) with respect to the act or event giving rise to such Claim. So long as no Payment Default and no Lease Event of Default exists, if an Indemnified Person receives any refund, in whole or in part, with respect to any Claim paid by Lessee hereunder, it shall promptly pay over the amount refunded (but not in excess of the amount Lessee or any of its insurers has paid in respect of such Claim paid or payable by such Indemnified Person on account of such refund) to Lessee; provided, however, if any Payment Default or Lease Event of Default exists, any such refund shall be retained by, or paid over to, the Lessor to be held and applied against amounts payable by the Lessee hereunder and under the other Operative Documents.

      (f) Insured Claims. In the case of any Claim indemnified by the Lessee hereunder which is covered by a policy of insurance maintained by or for the benefit of the Lessee, each Indemnified Person agrees to cooperate, at the expense of the Lessee, with the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim (but the failure to do so shall not relieve the Lessee of its obligation to indemnify such Indemnified Person except to the extent that the Lessee or its insurer is materially prejudiced as a result of such failure).

      (g) Waiver of Certain Claims. Lessee hereby waives and releases any Claim now or hereafter existing against any Indemnified Person out of death or personal injury to personnel of Lessee (including its directors, officers, employees, agents and servants), loss or damage to property of Lessee or its Affiliates, of the loss of use of any property of Lessee or its Affiliates, which may result from or arise out of the condition, use or operation of the Sites during the Lease Term and the Renewal Term, if any, including, without limitation, any latent or patent defect whether or not discoverable.

      (h) Consent. Unless an Event of Default shall have occurred and be continuing, no Indemnified Person shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section 14 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnified Person waives its right to be indemnified under this Section 14 with respect to such Claim.

      (i) Construction Period. Notwithstanding the foregoing, during the Construction Period, (i) the Lessor, in lieu of the Lessee, shall indemnify all Lender Indemnitees under this Section 14, to the same extent that the Lessee is obligated to so indemnify such parties absent the provisions of this subsection
(i), (ii) the Lessee will indemnify the Lessor for all obligations of the Lessor under this subsection (i), and (iii) the Lessor hereby assigns to each of the Lender Indemnitees the Lessor's right to indemnification by the Lessee under this subsection (i) to the extent of any claim by the respective Lender Indemnitee under this Section 14. Any indemnification by the Lessor shall be subject to all of the provisions of this Section 14 to the same extent as applicable to indemnification by the Lessee under this Section 14.

SECTION 15. TRANSACTION EXPENSES.


                                                      Participation Agreement 64

      The Lessee agrees, for the benefit of the Lessor, the Certificate Holders and the Lenders, that:

      (a) Transaction Expenses.

                  (1) The Lessee shall pay, or cause to be paid, from time to time all Transaction Expenses in respect of the transactions on the Documentation Date, each Site Acquisition Date and each Funding Date; provided, however, that if the Lessee has not received written invoices therefor at least five (5) Business Days prior to such date, such Transaction Expenses shall be paid within thirty (30) days after the Lessee has received written invoices therefor. Transaction Expenses may, subject to the conditions hereof (including without limitation the last sentence of Section 3(a)(1)), be paid with the proceeds of an Advance.

                  (2) The Lessee shall pay or cause to be paid all Transaction
            Expenses incurred by the Agent, the Lessor, any Lender or any Certificate Holder in entering into any future amendments or supplements with respect to any of the Operative Documents, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers or consents hereto or thereto or review of any matter (including, without limitation, the Development Agreements), in each case which have been requested by or approved by the Lessee, all Transaction Expenses incurred by the Lessee, the Lessor, the Agent, the Lenders or the Certificate Holders in connection with any purchase of the Property by the Lessee or other Person pursuant to Section 6 of the Master Lease and all Transaction Expenses incurred by any of the other parties hereto in respect of enforcement of any of their rights or remedies against the Lessee or any Affiliate of the Lessee in respect of the Operative Documents.

      (b) Brokers' Fees and Stamp Taxes. The Lessee shall pay or cause to be paid any brokers' fees (other than brokers' fees that are payable solely as a result of any Participant's breach of the representation set forth in Section 6(a)(vii)) and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

      (c) Loan Agreement and Related Obligations. Except as provided in the last sentence of Section 15(a)(1), the Lessee shall pay, before the delinquency date thereof, all costs, expenses and other amounts (other than principal and interest on the Loans which are payable to the extent otherwise required by the Operative Documents) required to be paid by the Lessor under the Loan Agreement, the Lender Mortgage, the Assignment of Leases and Rents and the Construction Agency Agreement Assignment.

SECTION 16. CONSENT TO JURISDICTION.

      Lessee, Certificate Holders and Lessor hereby irrevocably each (i) agree that any legal or equitable action, suit or proceeding against the Lessee arising out of or relating to this Participation Agreement or any other Operative Document or any transaction contemplated


                                                      Participation Agreement 65
hereby or thereby or the subject matter of any of the foregoing may be instituted in any state court of competent jurisdiction in the State of Illinois or Federal court in the Northern District of Illinois, (ii) to the extent permitted by Applicable Law, waives any objection which it may now or hereafter have to the venue of any such action, suit or proceeding, including, without limitation, inconvenient forum and (iii) submits itself to the jurisdiction of any state court of competent jurisdiction in the State of Illinois or Federal court in the Northern District of Illinois for purposes of any such action, suit or proceeding. Nothing contained in this Section shall be deemed to affect the rights of the Certificate Holders or the Owner Trustee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Lessee in any other jurisdiction.

SECTION 17. LIMITATIONS OF LIABILITY OF OWNER TRUSTEE.

      It is expressly understood and agreed by and among the parties hereto that, except as otherwise expressly provided herein or therein, each of this Participation Agreement and the other Operative Documents is executed by Wilmington Trust Company, not individually or personally but solely as Owner Trustee under the Trust Agreement in the exercise of the power and authority conferred and vested in it as such Owner Trustee, that each and all of the representations, undertakings and agreements herein or therein made on the part of the Owner Trustee or the Trust are intended not as personal representations, undertakings and agreements by Wilmington Trust Company, or for the purpose or with the intention of binding Wilmington Trust Company, personally, but are made and intended for the purpose of binding only the Trust Estate, that nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of Wilmington Trust Company, to perform any covenant either express or implied contained herein or in the other Operative Documents to which the Owner Trustee or the Trust is a party, and that so far as Wilmington Trust Company is concerned, any Person shall look solely to the Trust Estate for the performance of any obligation hereunder or thereunder or under any of the instruments referred to herein or therein; provided, however, that nothing contained in this Section shall be construed to limit in scope or substance the general corporate liability of Wilmington Trust Company, expressly provided (i) to the Certificate Holders under the Trust Agreement, (ii) in respect of those representations, warranties, agreements and covenants of Wilmington Trust Company expressly set forth in
Section 7(a) hereof or in any Operative Document to which it is a party or (iii) pursuant to the Trust Agreement, for the gross negligence or willful misconduct of Wilmington Trust Company or to exercise the same degree of care and skill as is customarily exercised by similar institutions in the receipt and disbursement of moneys under similar circumstances.

SECTION 18. LIMITATION OF LIABILITY OF CERTIFICATE HOLDERS.

      The Certificate Holders shall not have any obligation or duty to Owner Trustee, the Lessee, Wilmington Trust Company or to others with respect to the transactions contemplated hereby, or for any loss arising under the Operative Documents in respect of a Title Defect, except those obligations or duties of Certificate Holders expressly set forth in this Participation Agreement and the other Operative Documents and the Certificate Holders shall not be liable for performance by any other party of such other party's obligations or duties hereunder or thereunder. Without limiting the generality of the foregoing, under no circumstances whatsoever


                                                      Participation Agreement 66
shall the Certificate Holders be liable for any action or inaction on the part of Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by the willful misconduct or gross negligence of Owner Trustee, unless such action or inaction is taken upon the written instructions of the Certificate Holders or in violation of the covenants of the Certificate Holders in the Operative Documents.

SECTION 19. NOTICES.

      All communications, demands, notices and consents provided for herein shall be given in writing (either by mail, reputable overnight courier, personal delivery or by telecopier) and shall become effective, if given by personal delivery or telecopier, when given, if given by overnight courier, on the first Business Day after delivery to said courier, all fees therefor prepaid, and if given by mail, five (5) days after deposit in the United States mail, with proper postage for first-class mail prepaid, addressed: (i) if to the Certificate Holders, at their respective Designated Offices set forth on
Schedule 2; (ii) if to the Owner Trustee, at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, telecopier number (302) 651-8882 Attention: Corporate Trust Administration; (iii) if to the Lessee, at 311 South Wacker Drive, Chicago, Illinois 60606, telecopier number
(312) 913-3028, Attention: President; or (iv) if to the Agent or the Lenders at their respective Designated Offices set forth on Schedule 2, or at such other address as any party hereto may from time to time designate by notice duly given in accordance with the provisions of this Section to the other parties hereto. Each party hereto agrees to provide a copy of each notice of an Event of Default which it gives to any party, to each party hereto.

SECTION 20. SURVIVAL OF REPRESENTATIONS; BINDING EFFECT.

      All agreements, representations and warranties contained in this Participation Agreement, or in any agreement, document or certificate delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Participation Agreement and the expiration or other termination of this Participation Agreement and shall be considered relied upon by each other party hereto regardless of any knowledge or investigation made by or on behalf of any such party. All agreements, representations and warranties in this Participation Agreement shall bind the party making the same and its successors and permitted assigns and shall inure to the benefit of each party for whom made and all their respective successors and permitted assigns and all Indemnified Persons.

SECTION 21. THE AGENT.

      (a) Appointment; Nature of Relationship. The Agent is hereby appointed by each of the Participants as its contractual representative hereunder and under each other Operative Document, and each of the Participants irrevocably authorizes the Agent to act as the contractual representative of such Participant with the rights and duties expressly set forth herein and in the other Operative Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Section 21. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Participant by reason of this Participation Agreement or any other Operative Document and that the Agent is merely acting as the contractual representative of the


                                                      Participation Agreement 67

Participants with only those duties as are expressly set forth in this Participation Agreement and the other Operative Documents. In its capacity as the Participants' contractual representative, the Agent (i) does not hereby assume any fiduciary duties to any of the Participants, (ii) is a "representative" of the Participants within the meaning of Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Participation Agreement and the other Operative Documents. Each of the Participants hereby agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Participant hereby waives.

      (b) Powers. The Agent shall have and may exercise such powers under the Operative Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Participants, or any obligation to the Participants to take any action thereunder except any action specifically provided by the Operative Documents to be taken by the Agent.

      (c) General Immunity. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Lessee, the Lessor, the Participants or any Participant for any action taken or omitted to be taken by it or them hereunder or under any other Operative Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

      (d) No Responsibility for Recitals, etc. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Operative Document or any advances thereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Operative Document, including, without limitation, any agreement by an obligor to furnish information directly to each Participant; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Agent; (d) the existence or possible existence of any Default or Event of Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Operative Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Lessee or any guarantor of any of the Obligations or of any of the Lessee's or any such guarantor's respective Subsidiaries. The Agent shall have no duty to disclose to the Participants information that is not required to be furnished by the Lessee to the Agent at such time, but is voluntarily furnished by the Lessee to the Agent (either in its capacity as Agent or in its individual capacity).

      (e) Action on Instructions of Participants. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Operative Document in accordance with written instructions signed by the Required Participants, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Participants. The Participants hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Participation Agreement or any other Operative Document unless it shall be requested in writing


                                                      Participation Agreement 68
to do so by the Required Participants. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Operative Document unless it shall first be indemnified to its satisfaction by the Participants pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

      (f) Employment of Agents and Counsel. The Agent may execute any of its duties as Agent hereunder and under any other Operative Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Participants, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Participants and all matters pertaining to the Agent's duties hereunder and under any other Operative Document.

      (g) Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

      (h) Agent's Reimbursement and Indemnification. The Participants agree to reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Lessee for which the Agent is entitled to reimbursement by the Lessee under the Operative Documents, (ii) for any other expenses incurred by the Agent on behalf of the Participants, in connection with the preparation, execution, delivery, administration and enforcement of the Operative Documents (including, without limitation, for any expenses incurred by the Agent in connection with any dispute between the Agent and any Participant or between two or more of the Participants) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Operative Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Agent in connection with any dispute between the Agent and any Participant or between two or more of the Participants), or the enforcement of any of the terms of the Operative Documents or of any such other documents, provided that no Participant shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent. The obligations of the Participants under this Section 21(h) shall survive payment of the Obligations and termination of this Participation Agreement.

      (i) Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received written notice from a Participant or the Lessee referring to this Agreement describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Participants.


                                                      Participation Agreement 69

      (j) Rights as a Participant. In the event the Agent is a Participant, the Agent shall have the same rights and powers hereunder and under any other Operative Document with respect to its Commitment and its Loans as any Participant and may exercise the same as though it were not the Agent, and the term "Participant" or "Participants" shall, at any time when the Agent is a Participant, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Participation Agreement or any other Operative Document, with the Lessee or any of its Subsidiaries in which the Lessee or such Subsidiary is not restricted hereby from engaging with any other Person. The Agent, in its individual capacity, is not obligated to remain a Participant.

      (k) Participant Credit Decision. Each Participant acknowledges that it has, independently and without reliance upon the Agent, the Arranger or any other Participant and based on the financial statements prepared by the Lessee and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Participation Agreement and the other Operative Documents. Each Participant also acknowledges that it will, independently and without reliance upon the Agent, the Arranger or any other Participant and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Participation Agreement and the other Operative Documents.

      (l) Successor Agent. The Agent may resign at any time by giving written notice thereof to the Participants and the Lessee, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Participants, such removal to be effective on the date specified by the Required Participants. Upon any such resignation or removal, the Required Participants shall have the right to appoint, on behalf of the Lessee and the Participants, a successor Agent. If no successor Agent shall have been so appointed by the Required Participants within thirty days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Lessee and the Participants, a successor Agent. Notwithstanding the previous sentence, the Agent may at any time without the consent of the Lessee or any Participant, appoint any of its Affiliates which is a commercial bank as a successor Agent hereunder. If the Agent has resigned or been removed and no successor Agent has been appointed, the Participants may perform all the duties of the Agent hereunder and the Lessee shall make all payments in respect of the Obligations to the applicable Participant and for all other purposes shall deal directly with the Participants. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of the Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Operative Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this
Section 21 shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and


                                                      Participation Agreement 70
under the other Operative Documents. In the event that there is a successor to the Agent by merger, or the Agent assigns its duties and obligations to an Affiliate pursuant to this Section 21(l), then the term "Prime Rate" as used in this Participation Agreement shall mean the prime rate, base rate or other analogous rate of the new Agent.

      (m) Agent's Fee. The Lessee agrees to pay to the Agent, for its own account, the fees agreed to by the Lessee and the Agent pursuant to the Fee Letter and the Agent's reasonable fees, costs and expenses for the performance of Agent's obligations hereunder.

      (n) Delegation to Affiliates. The Lessee and the Participants agree that the Agent may delegate any of its duties under this Participation Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agent is entitled under Section 13 and 14.

      (o) Execution of Collateral Documents. The Participants hereby empower and authorize the Agent to execute and deliver to the Lessee on their behalf the Pledge Agreement and all related financing statements and any financing statements, agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the Pledge Agreement and any other Operative Document.

      (p) Collateral Releases. The Participants hereby empower and authorize the Agent to execute and deliver to the Lessee on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of Collateral which shall be permitted by the terms hereof or of any other Operative Document or which shall otherwise have been approved by the Required Participants (or, if required by the terms of Section 22(c), all of the Participants) in writing.

SECTION 22. MISCELLANEOUS.

      (a) Counterpart Execution. This Participation Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      (b) Governing Law. THIS PARTICIPATION AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

      (c) Amendments, Supplements, Waivers. Neither this Participation Agreement nor any other Operative Document nor any of the terms hereof or thereof may be amended, supplemented, waived or modified orally, or terminated in any manner whatsoever except by written instrument signed by the Lessee (if Lessee is a party thereto or if the Operative Document is the Loan Agreement, the Lender Mortgage, the Master Assignment of Leases and Rents or the Specific Assignment of Leases and Rents, or if such action adversely affects the


                                                      Participation Agreement 71

Lessee), the Agent, the Required Participants and the Owner Trustee (if such action adversely affects the Owner Trustee) and Wilmington Trust Company (if such action adversely affects Wilmington Trust Company); and provided that the following actions may not be taken:

                  (1) without the consent of the applicable party, any action which will modify the timing or amount of any payment to such party or increase the amount of its Commitment;

                  (2) without the consent of the applicable party, any action which requires the consent of such party in its sole discretion if such party has not provided its consent (including, without limitation, consents under the provisions of Section 9(c)(9) and
            Section 13(f) above);

                  (3) without the consent of all Participants, any action which will modify any of the provisions of this Section 22(c), change the definition of "Required Participants" or modify or waive any provision of any Operative Document requiring action by any of the foregoing, or extend the Expiration Date, or release all or substantially all of the collateral;

                  (4) without the consent of the applicable party, any action which will reduce, modify, amend or waive any indemnities in favor of any Participant, the Agent or the Owner Trustee;

                  (5) without the consent of all Participants, modify, amend, waive or supplement any of the provisions of Sections 11, 12, 14, 15 or 16 of the Master Lease;

                  (6) without the consent of all Participants, consent to any assignment of the Master Lease or other Operative Document releasing the Lessee from its obligations thereunder or changing the absolute and unconditional character of such obligations;

                  (7) without the consent of all Participants, permit the
            creation of any Lien on any of the Sites or any part thereof except as contemplated by the Operative Documents, or deprive any Participant of the benefit of the security interest and lien secured by the Sites.

Each party hereto shall be notified of each amendment to or supplement of any Operative Document.

      (d) Headings. The headings of the sections and paragraphs of this Participation Agreement and the table of contents have been inserted for convenience of reference only and shall not affect the construction or interpretation of this Participation Agreement.

      (e) Business Day. If the date on which any payment is to be made pursuant to this Participation Agreement or any other Operative Document is not a Business Day, then (except as otherwise expressly provided herein of in any other applicable Operative Document) the payment otherwise payable on such date shall be payable on the next succeeding Business Day,


                                                      Participation Agreement 72
and, except as may otherwise be required by the Master Lease, without any additional amount accruing with respect thereto, with the same force and effect as if made on the date when such payment is due.

      (f) Reproduction of Documents. This Participation Agreement, all documents constituting exhibits hereto, and all documents relating hereto received by a party hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by Certificate Holders in connection with Owner Trustee's purchase of the Sites, and (c) financial statements, certificates, and other information previously or hereafter furnished to Certificate Holders or Owner Trustee may be reproduced by the party receiving the same by any photographic, photostatic, microfilm or other similar process. Each party hereto agrees and stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

      (g) Opinions. The parties to this Participation Agreement hereby acknowledge that they have irrevocably instructed their respective counsel to deliver to and for the benefit of the addressees thereof, the opinions of such counsel referred to in and required by Section 9 and Section 13(f) of this Participation Agreement.

      (h) Survival of Agreements. All agreements, indemnities, representations and warranties contained in this Participation Agreement or in any agreement, document or certificate delivered pursuant hereto following or in connection herewith shall survive the execution and delivery of this Participation Agreement and the expiration or other termination of this Participation Agreement

      (i) Enforcement. Any provision of this Participation Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

      (j) Preservation of Rights. No delay or omission of the Participants or the Agent to exercise any right under the Operative Documents shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein, and the making of an Advance notwithstanding the existence of an Event of Default or the inability of the Lessee to satisfy the conditions precedent to such Advance shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Operative Documents whatsoever shall be valid unless in writing signed by the Participants required pursuant to Section 22(c), and then only to the extent in such writing specifically set forth. All remedies contained in the Operative Documents or by law


                                                      Participation Agreement 73
afforded shall be cumulative and all shall be available to the Agent and the Participants until the Obligations have been paid in full.

      (k) Entire Agreement. This Participation Agreement, together with the other Operative Documents, represents the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any and all prior understandings.


                                                      Participation Agreement 74

      WITNESS WHEREOF, the parties hereto have each caused this Participation Agreement to be duly executed by their respective officers hereunto duly authorized as of the date first above written.


                                 MARCHFIRST, INC., a Delaware corporation, as Lessee, Construction Agent and Guarantor


                                 By: ___________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________


                                 MARCHFIRST, INC. HEADQUARTERS TRUST NO. 2000-1, a Delaware business trust, as Lessor

                                 By:  Wilmington Trust Company, not in its
                                      individual capacity, but solely as owner
                                      trustee of marchFIRST, Inc. Headquarters
                                      Trust No. 2000-1


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:    Authorized Officer
                                             -----------------------------------


                                 WILMINGTON TRUST COMPANY, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee, and in its individual capacity


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:    Authorized Officer
                                       -----------------------------------------


                                 BANK ONE, NA,
                                 as a Lender and as Agent for the Lenders


                                 By: ___________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________


                                                         Participation Agreement

                                 BANK ONE, NA,
                                 as a Lender


                                 By: ___________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________


                                 BANK ONE LEASING SERVICES CORP.,
                                 as a Certificate Holder


                                 By: ___________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________


                                                         Participation Agreement

                                  SCHEDULE 1 to
                             Participation Agreement

                           COMMITMENTS OF PARTICIPANTS

--------------------------------------------------------------------------
                               Equity Commitment             Commitment
Participant                    and Loan Commitment           Percentage
-----------                    -------------------           -----------
--------------------------------------------------------------------------
Lender
(Tranche A and Tranche B)
--------------------------------------------------------------------------
Bank One, NA                   $90,210,000                   97%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Certificate Holders
--------------------------------------------------------------------------
Banc One Leasing Services
Corp.                          $2,790,000                    3%
--------------------------------------------------------------------------
                               --------------
--------------------------------------------------------------------------
TOTAL                          $93,000,000                   100%
--------------------------------------------------------------------------


                                                        Participation Agreement

                                  SCHEDULE 2 to
                             Participation Agreement

                    NOTICE ADDRESSES AND PAYMENT INSTRUCTIONS

      1.    Wilmington Trust Company

            (A) All payments on account of the Owner Trustee shall be made by wire transfer of immediately available funds to the following Payment
      Office:

                  Wilmington Trust Company
                  ABA No. 031 100 092
                  Account Name: marchFIRST, Inc.
                  Account Number:  51515-0
                  Attention:  Robert Hines / Corporate Trust Administration

      with sufficient information to identify the source and application of funds. In addition, a confirmation of each payment shall be sent concurrently with such payment to the address stated in paragraph (B) below.

            (B)   The Designated Office of the Owner Trustee is:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890
                  Attention:  Corporate Trust Administration Department

      2.    Banc One Leasing Services Corp. - Certificate Holder

            (A) All payments on account of the Certificate Holders shall be made by wire transfer of immediately available funds to the following Payment
      Offices:

                  Bank One, N.A.
                  Chicago, Illinois
                  ABA#: 071000013
                  Account #: 481152860000
                  For Credit LS2 Incoming Account
                  Reference: MarchFirst Synthetic Lease
                  Attention: Kathie Blomquist

      with sufficient information to identify the source and application of funds. In addition, a confirmation of each payment shall be sent concurrently to the address stated in Section 19 of the Participation Agreement.


                                                        Participation Agreement

            (B)   The Designated Office of Banc One Leasing Services Corp. is:

                  1 Bank One Plaza
                  Mail Suite IL1-0088
                  Chicago, Illinois  60670

      3.    Bank One, NA, as Agent

            (A) All payments on account of Bank One, NA, as agent for the Lenders shall be made by wire transfer of immediately available funds to the following Payment Office:

                  Bank One, N.A.
                  Chicago, Illinois
                  ABA#: 071000013
                  Account #: 481152860000
                  For Credit LS2 Incoming Account
                  Reference: MarchFirst Synthetic Lease
                  Attention: Kathie Blomquist

      with sufficient information to identify the source and application of funds. In addition, a confirmation of each payment shall be sent concurrently to the address stated in Section 19 of the Participation Agreement.

            (B) The Designated Office of Bank One, NA, as Agent for the Lenders is:

                  1 Bank One Plaza
                  Mail Suite  IL1-0088
                  Chicago, Illinois  60670

      4. Each of the foregoing payment instructions are subject to change from time to time by the applicable recipient (including, without limitation, any applicable assignee), by notice made in accordance with Section 19 of the Participation Agreement.


                                                        Participation Agreement

                               SCHEDULE 8(a)(8) to
                             Participation Agreement

                                      TAXES

                                      None


                                                        Participation Agreement

                              SCHEDULE 8(a)(22) to
                             Participation Agreement

                                  SUBSIDIARIES


                                                        Participation Agreement

                              SCHEDULE 8(a)(24) to
                             Participation Agreement

                                      LIENS

                                      None


                                                        Participation Agreement

                               SCHEDULE 8(d)(9) to
                             Participation Agreement

                              EXISTING INVESTMENTS


                                                        Participation Agreement

                               SCHEDULE 9(d)(1) to
                             Participation Agreement

                             CONSTRUCTION MILESTONES


                                                        Participation Agreement

                                    EXHIBIT A

                             Form of Trust Agreement


                                                        Participation Agreement

                                    EXHIBIT B

                              Form of Master Lease


                                                        Participation Agreement

                                    EXHIBIT C

                      Form of Annual No Default Certificate

                              OFFICER'S CERTIFICATE

To:   Banc One Leasing Services Corp., as Owner Participant
      Wilmington Trust Company, as Owner Trustee

      On behalf of marchFIRST, Inc., a Delaware corporation (the "Company"), I, the undersigned officer of the Company, hereby certify, pursuant to Section 8(d)(4)the Participation Agreement, dated as of April [__], 2000 (the "Participation Agreement"), among the Company, as Lessee, Construction Agent and Guarantor, marchFIRST, Inc. Headquarters Trust No. 2000-1, as Lessor, Wilmington Trust Company, individually and as Owner Trustee, Banc One Leasing Services Corp., Inc., as Owner Participant, Bank One, NA, and the various financial institutions party to the Participation Agreement from time to time, as the Tranche A and Tranche B Lenders, and Bank One, NA, as Agent, that:

                  (a) I am a Responsible Employee and an officer of the Company;

                  (b) I have reviewed the required insurance coverages, the
            relevant terms of the Master Lease and the other Operative Documents and have made, or caused to be made, under my supervision, a review of the transactions and the condition of the Lessee for the fiscal year beginning on through the date of this certificate; and

                  (c) Such review has not disclosed the existence during such period of any condition or event which constitutes a Lease Default or Lease Event of Default [or, if any such condition exists, specify the nature and period of existence and what action the Lessee has taken or proposes to take with respect thereto].

      Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in Appendix A to the Participation Agreement.

      IN WITNESS WHEREOF, on behalf of the Company, the undersigned has executed this Officer's Certificate as of the ___ day of _______________, ______.


                                          By:
                                              ---------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                -------------------------------


                                                         Participation Agreement

                                   EXHIBIT D-1

                Form of Opinion of In-house Counsel to the Lessee


                                                         Participation Agreement

                                   EXHIBIT D-2

                Form of Opinion of Special Counsel to the Lessee


                                                         Participation Agreement

                                    EXHIBIT E

                Form of Opinion of Special Counsel to Wilmington
                         Trust Company and Owner Trustee


                                                         Participation Agreement

                                    EXHIBIT F

                         Form of Completion Certificate

                             COMPLETION CERTIFICATE


      To:   _________________________, as Owner Trustee

            _________________________, as Agent,

            _________________________, as a Participant,

            _________________________, as a Participant,

                                        [list all Participants]

            This Completion Certificate is delivered to you pursuant to Section 10(a) of the Participation Agreement, date as of [_______], 2000 (the "Participation Agreement"), among marchFIRST, Inc. (the "Lessee," "Construction Agent" or "Guarantor,") as Lessee, Construction Agent and Guarantor, Wilmington Trust Company, as Owner Trustee, marchFIRST, Inc. Headquarters Trust No. 2000-1, as Lessor, the Persons named on Schedule [____] hereto, as Certificate Holders, Bank One, NA, and other such Lenders as may from time to time become parties thereto, as Tranche A Lenders and Tranche B Lenders, and Bank One, NA, as Agent. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement.

            With respect to the Site that is subject to Lease Supplement No. ___ (the "Subject Property"), the Construction Agent hereby certifies that:

            (i) The representations and warranties of the Lessee set forth in
      Section 8 of the Participation Agreement and in the other Operative Documents are true and correct with respect to the Subject Property as of the date hereof.

            (ii) All amounts owing to third parties for the Construction of the Improvements on the Subject Property have been paid in full (other than contingent obligations for which the Lessee has made adequate reserves or other amounts which are being disputed by the Lessee in good faith).

            (iii) No changes or modifications were made to the Plans and Specifications relating to the Subject Property after the related Site Acquisition Date that have had a Material Adverse Effect on the value, condition, use or useful life of the Subject Property.


                                                         Participation Agreement

            The Construction Agent has caused this Completion Certificate to be executed and delivered this ________ day of _______________, ____.

                                          MARCHFIRST, INC.

                                          By:
                                              ---------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                -------------------------------


                                                         Participation Agreement

                                    EXHIBIT G

                             Form of Lender Mortgage


                                                         Participation Agreement

                                    EXHIBIT H

                             Form of Funding Request

                             FORM OF FUNDING REQUEST

      To:   [          ] as Owner Trustee

            [            ] as Agent for the Lenders

            This Funding Request is delivered to you pursuant to Section 9(b) [and 9(c)] of the Participation Agreement dated as of [__________], 2000 (the "Participation Agreement"), among marchFIRST, Inc., a Delaware corporation (the "Lessee"), as Lessee, Construction Agent and Guarantor, Wilmington Trust Company, as Owner Trustee, marchFIRST, Inc. Headquarters Trust No. 2000-1, as Lessor, the Persons listed on Schedule [__] thereto, as Certificate Holders, Bank One, NA, and other such Lenders as may from time to time become parties thereto, as Tranche A Lenders and Tranche B Lenders, and Bank One, NA, as Agent. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement.

            The Lessee hereby notifies you and certifies to you that:

            (i) The Lessee requests the making of an Advance in the amount of $__________________ on [DATE] (the "Proposed Funding Date");

            (ii) The Proposed Funding Date [will] [will not] also be a Site Acquisition Date;

            (iii) The Advance will be allocated between the Sites and their respective Site Costs as set forth on Schedule A hereto (and pro rata portions of the related Equity Amounts and Loans shall likewise be deemed to be so allocated); and

            (iv) The interest and Yield shall be based on [the LIBO Rate for a [1][3][6][9][12] month period] [the Alternate Base Rate]; provided, however, that from the date of funding to the next Scheduled Payment Date, interest and Yield will be based upon the Alternate Base Rate; and provided, further, that during the Construction Period interest and Yield shall be based upon [the LIBO Rate for a one (1) month period][the Alternate Base Rate].

            (v) [with respect to each acquisition of a ground leasehold interest in a Land Interest, the following information is set forth on Schedule B hereto: (A) a description of the Land Interest to be acquired (the "Subject Property"), (B) whether the Subject Property consists of a Land Interest only or a Land Interest and Improved Property, (C) the Estimated Improvement Costs for the


                                                         Participation Agreement

            Subject Property, description of the Plans and Specifications, the construction budget and anticipated disbursement schedule, (D) the estimated sales costs as of the Expiration Date for such Site on the assumption that the Lessee will elect the Sale Option, and (E) evidence satisfactory to the Agent and the Participants that (x) the portion of the total Commitments of the Participants properly allocable to the Site Costs of such Site will be sufficient to finance the Construction of such Site through Completion and (y) such Construction is reasonably capable of being completed by the applicable Outside Completion Date, in accordance with the Plans and Specifications.](1)

      In connection with such requested Advance, the Lessee hereby represents and warrants to you as follows:

            (a) On the Proposed Funding Date, each and every representation and warranty of the Lessee contained in the Participation Agreement (including without limitation Section 8 thereof) and in each of the other Operative Documents are true and correct in all material respects on and as of the Proposed Funding Date except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

            (b) Each Operative Document to which the Lessee is a party is in full force and effect with respect to the Lessee.

            (c) On the Proposed Funding Date, no Lease Event of Default or Construction Agency Agreement Event of Default has occurred and is continuing and no Lease Default or Construction Agency Agreement Default of which the Lessee has knowledge and that has not been previously disclosed to the Agent, the Owner Trustee and the Participants has occurred and is continuing under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Lessee, under any other Operative Document; provided, however, that the Participants shall not be obligated to fund any Advance if such a Default shall be continuing whether or not the Lessee shall have previously disclosed the existence thereof. No Default or Event of Default under the Master Lease or the Construction Agency Agreement or, to the knowledge of the Lessee, and other Operative Document, will occur as a result of or after giving effect to, the Advance requested hereby.

            (d) After giving effect to the Advance requested hereby, (i) the aggregate outstanding amounts of each of the Loans and Equity Amounts do not exceed the Commitments of the Participants, and (ii) the aggregate outstanding amounts of each of the Loans and Equity Amounts allocable to each Site do not exceed the Commitments of the respective Participants with respect to such Site.

-----------------------
(1) Included for Advances in connection with the acquisition of a ground leasehold interest in a Land Interest.


                                                         Participation Agreement

            (e) All of the conditions precedent set for in Section 9 of the Participation Agreement applicable to the Advance requested hereby have been satisfied or waived.

            (f) The Lessee has duly performed and complied in all material respects with all covenants, agreements and conditions contained in the Participation Agreement or in any other Operative Document required to be performed or complied with by it on or prior to the Proposed Acquisition Date.

      The undersigned hereby certifies that [s]he is a __________________ of the Lessee, and that, as such [s]he is authorized to execute and deliver this Funding Request on behalf of the Lessee

      The Lessee has caused this Funding Request to be executed and delivered by its duly authorized Responsible Employee this ______________________[TO BE DELIVERED NO LATER THAN 10:00 AM FIVE (5) BUSINESS DAYS PRIOR TO THE PROPOSED FUNDING DATE].

      Please wire transfer the proceeds of the Advance to the accounts specified by the Lessee in written notice to the Agent.

                                          MARCHFIRST, INC.

                                          By:
                                              ---------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                -------------------------------


                                                         Participation Agreement

                                   SCHEDULE A
                           TO FORM OF FUNDING REQUEST

                              ALLOCATION OF ADVANCE

------------------------------------------------------------------------------
                           APPLICABLE     CURRENT         AGGREGATE ADVANCES
                           SITE(2)        REQUESTED       TO DATE (after
                                          ADVANCE         giving effect to
                                                          the Current
ITEM                                                      Requested Advance)
------------------------------------------------------------------------------
Site Costs
------------------------------------------------------------------------------
Transaction Expenses
------------------------------------------------------------------------------
Fees
------------------------------------------------------------------------------
Basic Rent
------------------------------------------------------------------------------
                                          ------------    -------------
------------------------------------------------------------------------------
TOTAL ADVANCE
------------------------------------------------------------------------------

-----------------------------------
(2) Allocate separately for each Site. For Transaction Expenses, Fees and Basic Rent, see Section 3(d) of the Participation Agreement regarding the method of allocation.


                                                         Participation Agreement

                                   SCHEDULE B
                           TO FORM OF FUNDING REQUEST

                            INFORMATION REQUIRED FOR
                                SITE ACQUISITION

1)   Description of the Subject Site:

2) The Subject Site Consists of [Land Interest Only] [Land Interest and Improved Property].

3)   Estimated Improvement Costs for the Subject Site:
     $____________________________.

4) Description of the Plans and Specifications, the construction budget and anticipated disbursement schedule.

5) Attached is evidence that (x) the portion of the total Commitments of the Participants properly allocable to the Estimated Improvement Costs of such Site will be sufficient to finance the Construction of such Site through Completion and (y) such Construction is reasonably capable of being completed by the applicable Outside Completion Date, in accordance with the Plans and Specifications.


                                                        Participation Agreement

                                    EXHIBIT I

                        Form of Construction Certificate

                            CONSTRUCTION CERTIFICATE


     To:   _________________________, as Owner Trustee

      _________________________, as Agent,

      _________________________, as a Participant,

      _________________________, as a Participant,

                             [list all Participants]

      This Construction Certificate is delivered to you pursuant to Section 9(b)(2) of the Participation Agreement dated as of [__________], 2000 (the "Participation Agreement"), among marchFIRST, Inc. (the "Construction Agent"), as Lessee, Construction Agent and Guarantor, Wilmington Trust Company, as Owner Trustee, marchFIRST, Inc. Headquarters Trust No. 2000-1, as Lessor, _________, as Certificate Holders, Bank One, NA, and other such Lenders as may from time to time become parties thereto, as Tranche A Lenders and Tranche B Lenders, and Bank One, NA, as Agent. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement.

      The Construction Agent hereby certifies to the Agent, the Owner Trustee and each Participant as follows:

      1. This Construction Certificate is being delivered in connection with an Advance that the Lessee expects to request be made on _______________________, ___ (the "Current Advance").

      2. The portion of the Current Advance that is to be made in connection with Property Improvement Costs will be used solely for the payment of Property Improvement Costs relating to the Sites described on Schedule A attached hereto (the "Subject Sites"), allocated to the applicable Subject Site as shown on Schedule A.

      3. With respect to each Subject Site, after giving effect to the making of the Current Advance and the allocation thereof among the Subject Site, the Property Improvement Costs for such Subject Site will not exceed the Estimated Improvement Costs for such Subject Site.

      4. All construction work for which funds are requested has been performed.


                                                         Participation Agreement

      5. To the Construction Agent's knowledge, no Force Majeure Event or Event of Loss has occurred other than a Force Majeure Event or Event of Loss of which the Construction Agent has provided written notice to the Agent, the Owner Trustee and the Participants; provided, however, that the Participants shall not be obligated to fund any Advance if such a event shall be continuing whether or not the Lessee shall have previously disclosed the existence thereof.

      6. All building permits required by any Governmental Authority in connection with the Construction for which the Current Advance is being requested have been obtained.

      7. No item for which payment is to be made from the Current Advance has heretofore been paid or reimbursed to the Construction Agent from the proceeds of any prior Advance.

      8. All previous Advances received by the Construction Agent pursuant to Construction Certificates dated prior to the date hereof on account of Property Improvement Costs have been applied in accordance with the Construction Agency Agreement and the other Operative Documents and paid to the Persons entitled thereto in cash or by check.

      9. All of the conditions set forth in Section 9 [(including, without limitation, Section 9(c))^3 of the Participation Agreement are satisfied as of the date hereof and will be satisfied or waived upon the funding of the Current Advance.

      The Construction Agent has caused this Construction Certificate to be executed and delivered by its duly authorized Responsible Employee as of this _____ day of _______________, ____ [TO BE DELIVERED NOT LATER THAN FIVE (5) DAYS PRIOR TO THE DATE OF THE CURRENT ADVANCE].

                                          MARCHFIRST, INC.

                                          By:
                                              ---------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                -------------------------------


                                                         Participation Agreement

                                   SCHEDULE A
                           TO CONSTRUCTION CERTIFICATE

                                  Subject Sites

 --------------------------------------------------------------------------
 Description                                    Lease Supplement No.
 -----------                                    --------------------
 --------------------------------------------------------------------------
 1.  Parking Facility and Fulton Center        No. 1
 --------------------------------------------------------------------------


                                                         Participation Agreement

                                   EXHIBIT J-1

                      Form of Assignment Agreement (Lender)

                              ASSIGNMENT AGREEMENT

      This Assignment Agreement (this "Assignment Agreement") between _______________ _______________ (the "Assignor") and (the "Assignee") is dated as of ___________, 20___ . The parties hereto agree as follows:

      1. PRELIMINARY STATEMENT. The Assignor is a party to a Participation Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Participation Agreement") described in Item 1 of
Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Participation Agreement.

      2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Participation Agreement and the other Operative Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Participation Agreement and the other Operative Documents relating to the facilities listed in Item 3 of
Schedule 1. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of
Schedule 1.

      3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Agent) after this Assignment Agreement, together with any consents required under the Participation Agreement, are delivered to the Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.

      4. PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Loans hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Loans and fees received from the Agent which relate to the portion of the Commitment or Loans assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.


                                                         Participation Agreement

      5. RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.

      6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and
(iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representations or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Operative Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Lessee or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Operative Documents (iii) the financial condition or creditworthiness of the Lessee or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Operative Documents, (v) inspecting any of the property, books or records of the Lessee, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Operative Documents.

      7. REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Participation Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Operative Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Operative Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Operative Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to


                                                         Participation Agreement

Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Operative Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement, and (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Operative Documents without deduction or withholding of any United States federal income taxes.

      8. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

      9. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Participation Agreement. For the purposes hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

      10. COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.

      IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.


                                                         Participation Agreement

                                   EXHIBIT J-2

               Form of Assignment Agreement (Certificate Holders)

                                     [Date]

To:   marchFIRST, Inc.

      -----------------------------------------------

      -----------------------------------------------

      Attention:
                 -------------------------------

To:   marchFIRST, Inc. Headquarters Trust No. 2000-1

      -----------------------------------------------

      -----------------------------------------------

      Attention:
                 -------------------------------

To:   Bank One, NA, as Agent

      -----------------------------------------------

      -----------------------------------------------

      Attention:
                 -------------------------------

            Re: Participation Agreement, dated as of April ___, 2000 (as amended, modified or supplemented, the "Participation Agreement"), among Banc One Leasing Services Corp. (the "Owner Participant"), as Owner Participant, Wilmington Trust Company (the "Owner Trustee"), individually and as Owner Trustee, marchFIRST, Inc. (the "Lessee"), as Lessee, Construction Agent and Guarantor, marchFIRST, Inc. Headquarters Trust No. 2000-1, (the "Lessor") as Lessor, Bank One, NA and such other Lenders as may from time to time be or become parties thereto as Tranche A Lenders and Tranche B Lenders (collectively, the "Lenders"), and Bank One, NA (the "Agent"), as Agent.

Ladies and Gentlemen:

      We refer to Section 12(a) of the Participation Agreement defined above. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement.

      This Assignment Agreement (this "Assignment Agreement") is delivered to you pursuant to Section 12(a) of the Participation Agreement and also constitutes notice of the assignment and delegation by ________________ (the "Assignor") to ___________________ (the "Assignee") of [all] [a portion having an aggregate principal amount of $ ] of the Assignor's right, title and interest in and obligations with respect to the Equity Amounts, the Equity Commitment and the interest in the Lessor of the Assignor. After giving effect to the foregoing assignment and delegation, the Assignee shall hold the Commitments and Commitment Percentages under


                                                        Participation Agreement
the Participation Agreement previously held by Assignor. Such information is set forth on Schedule 1 hereto.

      The Assignee hereby acknowledges and confirms that it has received a copy of the Participation Agreement and the exhibits related thereto, the Master Lease, the Lease Supplements and each other document delivered under the Participation Agreement as a condition to the obligations set forth in Section 3 thereof. The Assignee further confirms and agrees that in becoming a Participant and a holder of such Equity Amounts, Equity Commitment and interest in the Lessor, such actions have and will be made without recourse to, or representation or warranty by the Lessor or the Agent.

      Except as otherwise provided in the Participation Agreement, effective as of the date of acceptance hereof by the Lessor (the "Effective Date"),

            (a)   the Assignee:

                        (i) shall be deemed automatically to have become a party
            to the Participation Agreement and have all the rights and obligations of a "Participant" under the Participation Agreement and the other Operative Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

                        (ii) agrees to be bound by the terms and conditions set
            forth in the Participation Agreement and the other Operative Documents as if it were an original signatory thereto; and

            (b) the Assignor shall be released from its obligations under the Participation Agreement and the other Operative Documents first arising from and after the date hereof.

      The Assignee (a) acknowledges that the obligations to be performed from and after the Effective Date under the Participation Agreement and all other Operative Documents, to the extent of the interest purchased by Assignee as set forth in the second paragraph of this Assignment Agreement, are its obligations, including the obligations imposed by Section 12(a) of the Participation Agreement, and (b) represents and warrants to the Lessor, each Participant and the Lessee as set forth in Section 6(a) and clauses (i) through (v) of Section 12(a) of the Participation Agreement.

      The Assignee hereby advises each of you of the administrative details with respect to the assigned Equity Amounts, Equity Commitment and interest in the Lessor described in Attachment 1 hereto.

      The Assignee (a) agrees to furnish the tax form or forms required by
Section 11(f) of the Participation Agreement (if so required) (i) no later than the date of acceptance hereof by the Lessor and (ii) from time to time thereafter as required by said Section 11(f), and (b) to comply


                                                        Participation Agreement
from time to time with all applicable United States laws and regulations with regard to withholding tax exemption.

      Assignor's rights under Section 14(a) of the Participation Agreement shall remain in full force and effect, and the provisions of Section 14(d) of the Participation Agreement shall continue to be applicable to Assignor and Lessee.

      THIS ASSIGNMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF ILLINOIS AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO CONFLICTS OF LAW.


                                                        Participation Agreement

      This Assignment Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                          ASSIGNOR:

                                          [NAME OF ASSIGNOR]

                                          By:
                                              ---------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                -------------------------------

                                         ASSIGNEE:

                                          [NAME OF ASSIGNEE]

                                          By:
                                              ---------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                -------------------------------


                                                        Participation Agreement

Received and accepted this ______ day of __________, ____:
MARCHFIRST, INC., as Lessee

By:
    --------------------------------------------------------------------
   Name:
         ---------------------------------------------------------------
   Title:
          --------------------------------------------------------------

Received and accepted this ______ day of __________, ____:

MARCHFIRST, INC. HEADQUARTERS TRUST NO. 2000-1, as Lessor

By:   Wilmington Trust Company, not in its individual
      capacity, but solely as owner trustee of
      MARCHFIRST, INC.,HEADQUARTERS
      TRUST NO. 2000-1

By:
    --------------------------------------------------------------------
   Name:
         ---------------------------------------------------------------
   Title:
          --------------------------------------------------------------

Received and accepted this ______ day of __________, ____:

BANK ONE, NA,

By:
    --------------------------------------------------------------------
   Name:
         ---------------------------------------------------------------
   Title:
          --------------------------------------------------------------


                                                        Participation Agreement

                                   SCHEDULE 1
                  Adjusted and Assigned Commitment Percentages


                                                        Participation Agreement

                                  ATTACHMENT 1
                             to Assignment Agreement

                    [Attach Administrative Information Sheet]


                                                        Participation Agreement

                                    EXHIBIT K

                             COMPLIANCE CERTIFICATE

To:   The Lenders parties to the
      Participation Agreement Described Below

      This Compliance Certificate is furnished pursuant to that certain Participation Agreement dated as of April ___, 2000 (as amended, modified, renewed or extended from time to time, the "Agreement") among marchFIRST, Inc. (the "Lessee"), the lenders party thereto marchFIRST, Inc. Headquarters Trust No. 2000-1, Banc One Leasing Services Corp., and Bank One, NA (with its principal office in Chicago, Illinois), as Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

      THE UNDERSIGNED HEREBY CERTIFIES THAT:

   1. I am the duly elected ______________ of the Lessee;

   2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Lessee and its Subsidiaries and Affiliates during the accounting period covered by the attached financial statements;

   3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or an Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

   4. Schedule I attached hereto sets forth Lessee's most current quarterly financial statements and computations evidencing the Lessee's compliance with the covenants of Section 8(d)(8) of the Agreement, all of which data and computations are true, complete and correct.

   5. Schedule II hereto sets forth the determination of the interest rates to be paid for Advances and the Nonuse Fee rates commencing on the day hereof.

   6. Schedule III attached hereto sets forth the various reports and deliveries which are required at this time under the Agreement and the other Operative Documents and the status of compliance.

      Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Lessee has taken, is taking, or proposes to take with respect to each such condition or event:

--------------------------------------------------------------------------------


                                                        Participation Agreement

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      The foregoing certifications, together with the computations set forth in
Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ___ day of ________, _____.

                                                     ___________________________


                                                        Participation Agreement

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

                     Compliance as of __________, ____ with
                          Provisions of ___ and ____ of
                                  the Agreement


                                                        Participation Agreement

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

                    Borrower's Applicable Margin Calculation


                                                        Participation Agreement

                     SCHEDULE III TO COMPLIANCE CERTIFICATE

                      Reports and Deliveries Currently Due


                                                        Participation Agreement

                                   SCHEDULE 1
                             to Assignment Agreement

1.    Description and Date of Participation Agreement:

2.    Date of Assignment Agreement:  __________, 20__

3.    Amounts (As of Date of Item 2 above):

                                        Facility     Facility
                                        1*           2*
       a.    Assignee's percentage of
             each Facility purchased
             under the Assignment
             Agreement**                 _________%   _________%

       b.    Amount of each Facility
             purchased under the
             Assignment Agreement***    $_________   $_________

4.    Assignee's Commitment (or Loans
      with respect to terminated
      Commitments) purchased hereunder: $______________________

5.    Proposed Effective Date:          _______________________

6.    Non-standard Recordation Fee
      Arrangement                                   N/A***
                                          [Assignor/Assignee
                                          to pay 100% of fee]
                                          [Fee waived by Agent]

Accepted and Agreed:

[NAME OF ASSIGNOR]                        [NAME OF ASSIGNEE]

By:______________________________         By:_______________________________

Title:_____________________________       Title:______________________________

ACCEPTED AND CONSENTED TO****BY     ACCEPTED AND CONSENTED TO****
[NAME OF BORROWER]                        BY [NAME OF AGENT]

By:_______________________________        By:________________________________

Title:______________________________      Title:_______________________________

* Insert specific facility names per Credit Agreement
** Percentage taken to 10 decimal places
*** If fee is split 50-50, pick N/A as option
**** Delete if not required by Participation Agreement


                                                        Participation Agreement

                Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

                        ADMINISTRATIVE INFORMATION SHEET

         Attach Assignor's Administrative Information Sheet, which must include notice addresses for the Assignor and the Assignee
                            (Sample form shown below)

ASSIGNOR INFORMATION

Contact:

Name:___________________________    Telephone No.:_____________________________
Fax No.:_________________________   Telex No.:_________________________________
                                    Answerback:________________________________
Payment Information:

Name & ABA # of Destination Bank:______________________________________________
_______________________________________________________________________________

Account Name & Number for Wire Transfer:_______________________________________
                                        _______________________________________
Other Instructions:____________________________________________________________
_______________________________________________________________________________

Address for Notices for Assignor:______________________________________________
                                 ______________________________________________
                                 ______________________________________________

ASSIGNEE INFORMATION

Credit Contact:

Name:______________________________       Telephone No.:_______________________
Fax No.:___________________________       Telex No.:___________________________
                                          Answerback:__________________________


                                                        Participation Agreement

Key Operations Contacts:

Booking Installation:__________________ Booking Installation:_________________ Name:__________________________________ Name:_________________________________
Telephone No.:_________________________   Telephone No.:________________________
Fax No.:_______________________________   Fax No.:______________________________
Telex No.:_____________________________   Telex No.:____________________________
Answerback:____________________________   Answerback:___________________________

Payment Information:

Name & ABA # of Destination Bank: ______________________________________________
________________________________________________________________________________

Account Name & Number for Wire Transfer:  ______________________________________
                                          ______________________________________

Other Instructions:_____________________________________________________________
________________________________________________________________________________

Address for Notices for Assignor:_______________________________________________
                                 _______________________________________________
                                 _______________________________________________

BANK ONE INFORMATION

      Assignee will be called promptly upon receipt of the signed agreement.

Initial Funding Contact:                        Subsequent Operations Contact:

Name:______________________________       Name:_________________________________
Telephone No.:  (312)______________       Telephone No.:  (312)_________________
Fax No.:  (312)____________________       Fax No.:  (312)_______________________
                                          Telex No.: 190201(Answerback: FNBC UT)
Initial Funding Standards:

Libor - Fund 3 days after rates are set.

Wire Instructions:      Bank One, NA, ABA #____________________
                        BNF = Ref:__________________

Address for Notices:    1 Bank One Plaza, [Mail Suite _____] Chicago, IL  60670
                        Attn:_________________________
                        Fax No. (312) ___________ or (312) ______________


                                                        Participation Agreement

                                    EXHIBIT L

                             Redevelopment Agreement
                      and Recognition and Consent Agreement


                                                        Participation Agreement

                                    EXHIBIT M

                            Investment in Blue Vector


                                                        Participation Agreement